As filed with the Securities and Exchange Commission on April 25, 2018

  File No. 333-201919
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 4  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 282  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on ___________ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Protective Variable Annuity II B Series	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the "Contract"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "PROTECTED LIFETIME INCOME BENEFITS.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

American Funds Insurance Series®

IS Asset Allocation Fund, Class 4

IS Blue Chip Income and Growth Fund, Class 4

IS Global Growth Fund, Class 4

IS Global Small Capitalization Fund, Class 4

IS Growth Fund, Class 4

IS International Fund, Class 4

IS Bond Fund, Class 4

IS Capital Income Builder® Fund, Class 4

IS Global Growth and Income Fund, Class 4

IS Growth-Income Fund, Class 4

IS US Government/AAA-Rated Securities Fund, Class 4

IS New World Fund®, Class 4

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective Life Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Templeton Developing Markets VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

Global Trends Allocation Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

International Equity Insights Fund, Service Class (formerly Strategic International Equity Fund)

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

QS Dynamic Multi-Strategy VIT Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Government Money Fund/VA

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract.The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this Prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity II B Series Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2018

PRO.PVAB.05.18

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     American Funds Insurance Series®
     Clayton Street Trust
     Fidelity® Variable Insurance Products
     Franklin Templeton Variable Insurance Products Trust
     Goldman Sachs Variable Insurance Trust
     Legg Mason Partners Variable Equity Trust
     Lord Abbett Series Fund, Inc.
     Oppenheimer Variable Account Funds
     PIMCO Variable Insurance Trust
     Royce Capital Fund
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
     Surrenders and Withdrawals
THE GUARANTEED ACCOUNT
DEATH BENEFIT
PROTECTED LIFETIME INCOME BENEFITS
     THE SECUREPAY 5 RIDER
     PROTECTIVE INCOME MANAGER (patent pending)
     ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fees
     SecurePay Fee
     Protective Income Manager Fee
     Transfer Fee
     Contract Maintenance Fee
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Date
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
     Death of Annuitant or Owner After Annuity Date
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Withdrawals and Surrenders
     Taxation of Annuity Payments
     Tax Consequences of Protected Lifetime Income Benefits
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     Protected Lifetime Income Benefits
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: DEATH BENEFIT CALCULATION EXAMPLES
APPENDIX B: EXAMPLE OF SURRENDER CHARGE CALCULATION
APPENDIX C: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION
APPENDIX D: CONDENSED FINANCIAL INFORMATION
APPENDIX E: EXAMPLE OF SECUREPAY 5 RIDER
APPENDIX F: EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER
APPENDIX G: PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
APPENDIX H: EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit::   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under the SecurePay 5 rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Variable Annuity II B Series, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value:   Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay rider or Protective Income Manager rider, as applicable, are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

DCA Accounts:   A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Date.

Due Proof of Death:   Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under one of the Protected Lifetime Income Benefits.

Fixed Account:   A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Maximum Annuity Date:   The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

Monthly Anniversary Date:   The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Optimal Withdrawal Amount:   The maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain one of the Protective Life Income Benefits. If we receive a Prohibited Allocation Instruction, we will terminate your Protected Lifetime Income Benefits.

Protected Lifetime Income Benefits:   The optional SecurePay 5 and Protective Income Manager benefits offered with the Contract.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Quarterly Anniversary:   The same month and day as the Contract Issue Date in each calendar quarter prior to the Annuity Date. If any Quarterly Anniversary is not a Valuation Date, we will calculate the SecurePay Highest Quarterly Value as of the next Valuation Period. If, however, a Quarterly Anniversary does not occur during a month, then we will calculate that quarterly value as of the prior Valuation Date.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Rider Issue Date:   The date a Protected Lifetime Income Benefit rider is issued.

Sub-Account:   A separate division of the Variable Account.

Valuation Date:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	3.5%

(1) The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Surrender Charge, Determining the Surrender Charge.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See "CHARGES AND DEDUCTIONS.")

(3) Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay 5 rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. State variations may apply. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

Mortality and Expense Risk Charge	1.20%
Administration Charge	0.10%
Total Variable Account Annual Expenses (excluding optional benefit charges)	1.30%

Optional Benefit Charges

Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2) (3)	0.20%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date) (available on Contracts issued on or after May 1, 2016)(3)(4)	0.25%
Protected Lifetime Income Benefits(5)SecurePay 5 Rider Fee(6) (as an annualized percentage of the Benefit Base(7) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay 5 rider at Contract Purchase	2.00%	1.20%
Purchase of SecurePay 5 rider under RightTime	2.20%	1.30%

Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider)(8) (3)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%
Purchase of the Protective Income Manager rider under RightTime	2.20%	1.30%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See "CHARGES AND DEDUCTIONS.")

(2) The Maximum Anniversary Value Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner's 80th birthday. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this Prospectus.

(3) If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See "Protective Income Manager"). You may not change your death benefit selection after your Contract is issued.

(4) The Maximum Quarterly Value Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner's 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this Prospectus.

(5) You may not purchase both the SecurePay 5 rider and the Protective Income Manager rider.

(6) We will give you at least 30 days' written notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay 5 rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See "THE SECUREPAY 5 RIDER" in this Prospectus.

(7) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay 5 rider. On the Rider Issue Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay 5 rider, the Benefit Base and how it is calculated, please see "THE SECUREPAY 5 RIDER" in this Prospectus.

(8) The Protective Income Manager fee is a percentage of the greater of: (i) the Contract Value on the fee calculation date; or (ii) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date. For more detailed information about the fee and fee increases, see "Protective Income Manager (patent pending), Increase in Protective Income Manager Fee" in this Prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2017. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	1.71%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Annual Expenses (mortality and expense risk charge, administration charge, and any optional rider charges), and both maximum and minimum Total Annual Fund Operating Expenses.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  The first example assumes that you purchased the SecurePay 5 rider with RightTime at the maximum and current rider fees.
  The second example assumes that you have not purchased either the Protective Income Manager rider or the SecurePay 5 rider.
  The examples also assume that the Maximum Quarterly Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.
  The examples do not reflect premium taxes, which may range up to 3.5% depending on the jurisdiction.
  If you purchased the SecurePay 5 rider under RightTime:

    If you surrender the Contract at the end of the applicable time period:

      reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$1202	$2281	$3310	$6167
Minimum Fund Expense	$1080	$1925	$2725	$5058

      reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$1117	$2021	$2861	$5182
Minimum Fund Expense	$996	$1660	$2263	$4015

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

      reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$577	$1757	$2972	$6167
Minimum Fund Expense	$448	$1379	$2361	$5058

      reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$487	$1482	$2503	$5182
Minimum Fund Expense	$357	$1099	$1879	$4015

  If you have not purchased either the SecurePay 5 rider or Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$997	$1651	$2221	$3789
Minimum Fund Expense	$874	$1283	$1602	$2527

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$358	$1088	$1836	$3789
Minimum Fund Expense	$228	$698	$1191	$2527

    (*) You may not annuitize your Contract within 3 years after we accept your most recent Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

    Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

    SUMMARY

    The Contract

    What is the Protective Variable Annuity II B Series Contract?

    The Protective Variable Annuity II B Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.")

    What are the Company's obligations under the Contract?

    The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

    It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    How may I purchase a Contract?

    Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

    Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

    What are the Purchase Payments?

    The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 ($5,000 without the Protective Income Manager rider or the SecurePay 5 rider). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract.

    If you purchase the SecurePay 5 rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SecurePay 5"). If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date. We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

    Can I cancel the Contract?

    You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

    Can I transfer amounts in the Contract?

    Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

    No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

    After the Annuity Date, if you have selected variable income payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

    We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

    Can I surrender the Contract?

    Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2, and surrender charges may apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Can I withdraw my money from the Contract?

    Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "ANNUITY PAYMENTS — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you purchase the SecurePay 5 or Protective Income Manager rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    What happens when the Owner dies?

    In the event of the Owner's death, all automatic transfer programs under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. (See "Dollar Cost Averaging" and "Portfolio Rebalancing.")

    Is there a death benefit?

    If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

    The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Quarterly Value Death Benefit (which became available for Contracts issued on or after May 1, 2016) or the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

    If you choose the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, you cannot purchase the Protective Income Manager rider. (See "Protective Income Manager.")

    What charges do I pay under the Contract?

    We assess a surrender charge if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year if we determine, in our sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers". We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, SecurePay 5 and Protective Income Manager riders.

    We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

    (See the "FEES AND EXPENSES" tables preceding this Summary and the "CHARGES AND DEDUCTIONS" section later in this Prospectus.)

    What is the SecurePay 5 Rider?

    The SecurePay 5 rider guarantees the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. You may select the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases, or "roll-ups", in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

    Note: We do not accept Purchase Payments after the Benefit Election Date. Also, effective on or after March 1, 2016, we do not accept Purchase Payments received two years or more after the Rider Issue Date. Accordingly, you may not make Purchase Payments after the Benefit Election Date, or two years or more after the Rider Issue Date, whichever comes first.

    Under the SecurePay 5 rider, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. All withdrawals, including SecurePay Withdrawals, will reduce the Contract Value and the death benefit under the Contract.

    Under the SecurePay 5 rider your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay 5 rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

    We charge an additional fee if you purchase the SecurePay 5 rider. If you elect the rider, you will begin paying this fee as of the date the SecurePay 5 rider is issued. You may not cancel the SecurePay 5 rider for the first ten years following the date of its issue. To purchase the SecurePay 5 rider, the youngest Owner and Annuitant must be age 60 or older and the oldest Owner and Annuitant must be age 85 or younger on the Rider Issue Date.

    (See "THE SECUREPAY 5 RIDER.")

    What is the Protective Income Manager Rider (patent pending)?

    The Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to those Protective Income Manager Withdrawals, poor market performance, or both. The rider also provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount"). You may select the Protective Income Manager rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements.

    Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Protective Income Manager — Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

    Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

    If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted because you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios. The Allocation Guidelines and Restrictions, as well as the inclusion of managed volatility funds among the Investment Options, are designed to limit the volatility of your investment allocations, and the risk that we assume by offering Protective Income Manager. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

    We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

    The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. The Protective Income Manager technology and know-how are the proprietary and patent-pending intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager."

    What is the RightTime Option?

    You may elect a Protected Lifetime Income Benefit rider at the time you purchase your Contract, or you may purchase the rider later under our RightTime option so long as you satisfy the rider's issue requirements and the rider is still available for sale. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher for the SecurePay rider (0.10% for the Protective Income Manager rider) if you exercise the RightTime option to elect the rider than if you elect the rider when you purchase your Contract. See "PROTECTED LIFETIME INCOME BENEFITS."

    What Annuity Options are available?

    Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS.")

    Is the Contract available for qualified retirement plans?

    You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

    Where may I find financial information about the Sub-Accounts?

    You may find financial information about the Sub-Accounts in Appendix D to this Prospectus and in the Statement of Additional Information.

    Other contracts

    We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

    Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

    Protective Life Insurance Company

    The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2017, Protective Life had total assets of approximately $79.1 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of The Dai-ichi Life Insurance Company, Limited (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2017, PLC had total assets of approximately $79.6 billion.

    The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    Protective Variable Annuity Separate Account

    The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    Administration

    Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

    The Funds

    The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

Fund	Fund Manager/ Investment Adviser	Subadvisor(s)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management Company
Clayton Street Trust	Janus Capital Management LLC
Fidelity Variable Insurance Products	Fidelity Management and Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc. (Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund)

    Franklin Advisory Services, LLC (Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund)

    Franklin Mutual Advisers, LLC(Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund and Franklin Strategic Income VIP Fund)

    Templeton Investment Counsel, LLC(Templeton Foreign VIP Fund)

    Templeton Global Advisors Limited (Templeton Growth VIP Fund)

Templeton Asset Management Ltd. (Templeton Developing Markets VIP Fund)
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC;
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC

    Shares of the Funds are offered only to:

      the Variable Account;
      other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
      separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
      certain qualified retirement plans.

    For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

    Invesco V.I. American Value Fund, Series II Shares

    This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

    Invesco V.I. Comstock Fund, Series II Shares

    This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Invesco V.I. Equity and Income Fund, Series II Shares

    This Fund's investment objectives are both capital appreciation and current income.

    Invesco V.I. Growth and Income Fund, Series II Shares

    This Fund's investment objective is to seek long-term growth of capital and income.

    Invesco V.I. Mid Cap Growth Fund, Series II Shares

    This Fund's investment objective is to seek capital growth.

    Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

    The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

    Invesco V.I. Government Securities Fund, Series II Shares

    The Fund's investment objective is total return, comprised of current income and capital appreciation.

    Invesco V.I. Global Real Estate Fund, Series II Shares

    This Fund's investment objective is total return through growth of capital and current income.

    Invesco V.I. International Growth Fund, Series II Shares

    This Fund's investment objective is long-term growth of capital.

    Invesco V.I. Small Cap Equity Fund, Series II Shares

    The Fund's investment objective is long-term growth of capital.

    American Funds Insurance Series®

    IS Asset Allocation Fund, Class 4

    The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

    IS Blue Chip Income and Growth Fund, Class 4

    The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

    IS Global Growth Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Global Small Capitalization Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Growth Fund, Class 4

    The Fund's investment objective is to provide growth of capital.

    IS International Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Bond Fund, Class 4

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

    IS Capital Income Builder® Fund, Class 4

    The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.

    IS Global Growth and Income Fund, Class 4

    The Fund’s investment objective is to provide long-term growth of capital while providing current income.

    IS Growth-Income Fund, Class 4

    The Fund’s investment objectives are to achieve long-term growth of capital and income.

    IS US Government/AAA-Rated Securities Fund, Class 4

    The Fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

    IS New World Fund®, Class 4

    The Fund's investment objective is long-term capital appreciation.

    Clayton Street Trust

    Protective Life Dynamic Allocation Series- Conservative Portfolio

    This Fund seeks total return through income and growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Growth Portfolio

    This Fund seeks total return through growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Moderate Portfolio

    This Fund seeks total return through growth of capital and income, balanced by capital preservation.

    Fidelity® Variable Insurance Products

    VIP Contrafund® Portfolio, Service Class 2

    This Fund seeks long-term capital appreciation.

    VIP Index 500 Portfolio, Service Class 2

    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

    VIP Investment Grade Bond Portfolio, Service Class 2

    This Fund seeks as high a level of current income as is consistent with the preservation of capital.

    VIP Mid Cap Portfolio, Service Class 2

    This Fund seeks long-term growth of capital.

    Franklin Templeton Variable Insurance Products Trust

    Franklin Flex Cap Growth VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

    Franklin Income VIP Fund, Class 2

    This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

    Franklin Rising Dividends VIP Fund, Class 2

    This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

    Franklin Small Cap Value VIP Fund, Class 2

    This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

    Franklin Small-Mid Cap Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

    Franklin Strategic Income VIP Fund, Class 2

    This Fund seeks a high level of current income, with capital appreciation over the long-term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

    Franklin U.S. Government Securities VIP Fund, Class 2

    This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

    Franklin Mutual Global Discovery VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, this Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Franklin Mutual Shares VIP Fund, Class 2

    This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Templeton Foreign VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

    Templeton Developing Markets VIP Fund, Class 2

    This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

    Templeton Global Bond VIP Fund, Class 2

    This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

    Templeton Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

    Goldman Sachs Variable Insurance Trust

    Global Trends Allocation Fund, Service Class

    This Fund seeks total return while seeking to provide volatility management.

    Growth Opportunities Fund, Service Class

    This Fund seeks long-term growth of capital.

    Mid Cap Value Fund, Service Class

    This Fund seeks long-term capital appreciation.

    Core Fixed Income Fund, Service Class

    This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

    Strategic Growth Fund, Service Class

    This Fund seeks long-term growth of capital.

    International Equity Insights Fund, Service Class (formerly Strategic International Equity Fund)

    This Fund seeks to achieve long-term growth of capital.

    Legg Mason Partners Variable Equity Trust

    ClearBridge Variable Mid Cap Portfolio, Class II

    This Fund seeks long-term growth of capital.

    ClearBridge Variable Small Cap Growth Portfolio, Class II

    This Fund seeks long-term growth of capital.

    QS Dynamic Multi-Strategy VIT Portfolio, Class II

    The Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective.

    Lord Abbett Series Fund, Inc.

    Fundamental Equity Portfolio, Value Class

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

    Calibrated Dividend Growth Portfolio, Value Class

    The Fund's investment objective is to seek current income and capital appreciation.

    Bond-Debenture Portfolio, Value Class

    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

    Growth Opportunities Portfolio, Value Class

    The Fund's investment objective is capital appreciation.

    Mid-Cap Stock Portfolio, Value Class

    The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

    Oppenheimer Variable Account Funds

    Capital Appreciation Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Global Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Main Street Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Government Money Fund/VA

    This Fund seeks income consistent with stability of principal.

    You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

    Global Strategic Income Fund/VA, Service Shares

    This Fund seeks total return.

    PIMCO Variable Insurance Trust

    All Asset Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Global Diversified Allocation Portfolio, Advisor Class

    The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

    Long-Term US Government Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Low Duration Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Real Return Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Short-Term Portfolio, Advisor Class

    This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

    Total Return Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Royce Capital Fund

    Small-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your financial advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Selection of Funds

    We select the Funds offered through the Contracts based on several criteria, including the following:

      asset class coverage,
      the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
      performance,
      the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

    Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

    Asset Allocation Model Portfolios  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

    Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.

    Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.

    The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

    The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not reallocate your Contract Value or change the allocations of your future Purchase Payments in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing. If you have elected either the SecurePay 5 or the Protective Income Manager living benefit, your new allocation instructions must meet the current Allocation Guidelines and Restrictions for the living benefit, and we will rebalance your Contract Value at the time we receive your new allocation.

    The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

      Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.
      Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.
      Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.
      Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

    Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

    Certain Payments We Receive with Regard to the Funds

    We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for the services provided and expenses incurred by us (and our affiliates) in promoting, marketing and administering the Contracts, and in our role as intermediary to, the Funds. We (and our affiliates) may profit from these payments.

    12b-1 Fees.  We and our affiliate, IDI, the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

    Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%

Paid to us:
American Funds Insurance Series	0.25%
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Protucts Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

    Payments From Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than the 12b-1 fees. These payments are not paid out of Fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

    Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

    For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

    Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

    DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

    The Contract

    The Protective Variable Annuity II B Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

    Use of the Contract in Qualified Plans

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

    Parties to the Contract

    Owner

    The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of all Owners via the internet and only to transfer Contract Value among and/or between Sub-Accounts. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

    The Owner of this Contract may be changed by Written Notice provided:

      each new Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit was selected) is after the Issue Date; and
      each new Owner's 95th birthday is on or after the Annuity Date.

    For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Beneficiary

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

    Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Annuitant

    The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Payee

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

    Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

    Purchase Payments

    We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $25,000 ($5,000 without the Protective Income Manager rider or the SecurePay 5 rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

    If you select the SecurePay 5 rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date. (See "THE SECUREPAY 5 RIDER.") If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date.

    Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

    We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contracts or riders under the Contracts. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contracts. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect.

    If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. (See "QUALIFIED RETIREMENT PLANS."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon receipt of Due Proof of Death of the Owner, the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. (See "Protective Income Manager.") If you have the automatic purchase payment plan, and you elect the Protective Income Manager rider under RightTime, we will terminate your automatic purchase payment plan.

    We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

    Right to Cancel

    You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

    For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Oppenheimer Government Money Fund/VA Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Allocation of Purchase Payments

    Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    Variable Account Value

    Sub-Account Value

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

    Determination of Accumulation Units

    Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

      surrenders and applicable surrender charges;
      withdrawals and applicable surrender charges;
      automatic withdrawals and applicable surrender charges;
      transfer from a Sub-Account and any applicable transfer fee;
      payment of a death benefit claim;
      application of the Contract Value to an Annuity Option; and
      deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

    Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. The deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee results in the cancellation of Accumulation Units without notice or instruction. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.

    Determination of Accumulation Unit Value

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

    Net Investment Factor

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

      is the result of:
        the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
      is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
      is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

    Transfers

    Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period. Accordingly, transfer requests received in "good order" at our Administrative Office before the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period on the day the requests are received; transfer requests received at our Administrative Office after the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

    After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

    In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death at our Administrative Office.

    A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus.

    Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”

    How to Request Transfers

    Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    Reliability of Communications Systems

    The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us.

    Limitations on Transfers

    We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

    Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

    Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

    Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

    Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

    When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

      Increased brokerage, trading and transaction costs;
      Disruption of planned investment strategies;
      Forced and unplanned liquidation and portfolio turnover;
      Lost opportunity costs; and
      Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

    In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

    We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

    When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

    In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

    Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

    We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

    Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

    Dollar Cost Averaging

    Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.

    In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account. Your dollar-cost averaging transfers from the DCA Account must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select the SecurePay 5 rider or the Protective Income Manager rider. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    Transfers from the DCA Accounts.  If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated. Currently, you may establish monthly transfers of equal amounts of Contract Value from DCA Account 1 monthly for a minimum of three to a maximum of six months and from the DCA Account 2 for a minimum of seven to a maximum of twelve months

    At times, the Company may credit a higher annual rate of interest to the balance held in DCA Account 2 than the balance held in DCA Account 1. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

    The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

    We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

    Transfers from the Fixed Account.  You may also establish dollar-cost averaging transfers from the Fixed Account. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months; there is no maximum transfer period. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Portfolio Rebalancing

    Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See, ”DEATH BENEFIT – Payment of the Death Benefit”.

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

    Surrenders and Withdrawals

    At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the SecurePay 5 rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under the Contracts. (See "Charges and Deductions.") A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "Suspension or Delay in Payments.") A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Surrenders

    At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

    Withdrawals

    At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in Good Order and we will notify you that we will not process your request. Please note that if you select the SecurePay 5 rider or the Protective Income Manager rider special withdrawal rules apply. (See "Protected Lifetime Income Benefits.")

    You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

    You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

    Signature Guarantees

    Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

    Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

    An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

    A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

    Surrender Value

    The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See "Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge).")

    Cancellation of Accumulation Units

    Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

    Surrender and Withdrawal Restrictions

    The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

    Automatic Withdrawals

    Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. To participate in the plan you must have:

      made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or
      a Contract Value as of the previous Contract Anniversary of at least $5,000.

    The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments.") There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Surrenders and Withdrawals.")

    When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.

    There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select the SecurePay 5 rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. (See "Protective Income Manager.")

    Note: If you purchase the SecurePay 5 rider, however, you should consider whether to elect an automatic withdrawal plan, keeping in mind that any withdrawals taken before the Benefit Election Date will proportionately reduce the rider’s Benefit Base, which is used to determine the amount of the SecurePay withdrawals available to you, in the same proportion that each withdrawal reduces the Contract Value on the date of the withdrawal. Automatic withdrawals will ultimately reduce the value of the SecurePay withdrawals available to you. See “PROTECTED LIFETIME INCOME BENEFITS (‘SECUREPAY 5 RIDER’) – Calculating the Benefit Base before the Benefit Election Date.”

    THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this Prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. Current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

    Our General Account

    The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

    The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

    Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

    You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

    The Fixed Account

    You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

    The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    If you elect the SecurePay 5 rider or the Protective Income Manager rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

    The DCA Accounts

    DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

    The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

    Guaranteed Account Value

    Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

      Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
      interest credited to the Guaranteed Account; minus
      amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

    DEATH BENEFIT

    If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

    We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

    Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

    Payment of the Death Benefit

    The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

    If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:

      the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

    If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject to the investment performance of the underlying Funds, and may increase or decrease in value.

    Automatic Transfers Upon the Death of the Owner. In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs, subject to the requirements governing those programs described in this Prospectus. Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner's death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See, "DEATH BENEFIT-Payment of the Death Benefit"

    Continuation of the Contract by a Surviving Spouse

    In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

      the surviving spouse's age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;
      the surviving spouse's age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
      the Maximum Annuity Date on the requested continuation date is on or after the Annuity Date in effect on the deceased spouse's date of death, unless we agree otherwise.

    The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (1) or (2) described above under "Payment of the Death Benefit."

    A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

    The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner must surrender the Contract within 5 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death.

    U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

    If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

    Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit riders. If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the riders' benefit while the surviving Beneficiary is still alive.

    In addition, if the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

    An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.

    Selecting a Death Benefit

    This Contract offers three different death benefits: (1) the Return of Purchase Payments Death Benefit, (2) the Maximum Anniversary Value Death Benefit, and (3) the Maximum Quarterly Value Death Benefit. These death benefits are described more completely below.

    You must determine the type of death benefit you want when you apply for your Contract. If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See “Protective Income Manager”). You may not change your death benefit selection after your Contract is issued.

    The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

    You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the three death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit or the Maximum Quarterly Value Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

    Return of Purchase Payments Death Benefit

    The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under the SecurePay 5 rider or the Protective Income Manager rider); provided, however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

    Suspension of Return of Purchase Payments Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

    Optional Maximum Anniversary Value Death Benefit

    If you select the Maximum Anniversary Value Death Benefit, you cannot purchase the Protective Income Manager rider.

    At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

    We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

      the Contract Value on that Contract Anniversary; plus
      all Purchase Payments since that Contract Anniversary; minus an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Contract Anniversary.

    The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

    The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided, however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

    It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

    Suspension of Maximum Anniversary Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

    Maximum Anniversary Value Death Benefit Fee

    We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

    Optional Maximum Quarterly Value Death Benefit

    If you select the Maximum Quarterly Value Death Benefit, you cannot purchase the Protective Income Manager rider.

    At the time of application, you may select the Maximum Quarterly Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

    We will determine a quarterly value for each Quarterly Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each quarterly value is equal to the sum of:

      the Contract Value on that Quarterly Anniversary; plus
      all Purchase Payments since that Quarterly Anniversary; minus an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Quarterly Anniversary.

    The adjustment for each withdrawal since the relevant Quarterly Anniversary is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Quarterly Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

    The Maximum Quarterly Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Quarterly Anniversary value attained prior to the older Owner's 80th birthday; provided, however, that the Maximum Quarterly Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Quarterly Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Quarterly Value Death Benefit.

    If, as a result of poor market performance, your Contract Value does not increase, it is possible that, at the time of an Owner's death, the Maximum Quarterly Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Quarterly Value Death Benefit before you decide whether the Maximum Quarterly Value Death Benefit is right for you.

    Suspension of Maximum Quarterly Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Quarterly Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Quarterly Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Quarterly Value Death Benefit.

    Maximum Quarterly Value Death Benefit Fee

    We assess a fee for the Maximum Quarterly Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

    Important Considerations for Choosing a Death Benefit

    Under the Optional Maximum Quarterly Value Death Benefit, we calculate the anniversary values used in determining the greatest Quarterly Anniversary value on each Quarterly Anniversary prior to the older Owner’s 80th birthday. As noted above, the death benefit equals the greatest of: (1) the Contract Value, (2) aggregate Purchase Payments less adjustment for withdrawals or (3) the greatest Quarterly Anniversary value.

    We use a substantially similar formula to calculate the death benefit under the Maximum Anniversary Value Death Benefit. However, the anniversary values used in determining the Maximum Anniversary Value Death Benefit are calculated less frequently, on each Contract Anniversary.

    By choosing the Optional Maximum Quarterly Value Death Benefit, an Owner will increase the number of times per Contract Year that the value of the death benefit payable under the Contract is calculated. As a result, the value of the death benefit may be less affected by a large short term decline in Contract Value. Owners who are concerned about short term downward volatility in their Contract Value may therefore want to consider selecting the Optional Maximum Quarterly Value Death Benefit. By calculating anniversary values quarterly, rather than annually, the Optional Maximum Quarterly Value Death Benefit uses a larger number of anniversary values to determine the greatest Quarterly Anniversary value used to determine the death benefit. This increases the potential for a higher Quarterly Anniversary value, and in turn, the potential for a higher death benefit. At the same time, it may limit the impact of a lower Contract Anniversary value and corresponding lower death benefit.

    Escheatment of Death Benefit

    Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

    PROTECTED LIFETIME INCOME BENEFITS

    If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional protected lifetime income benefit riders — the SecurePay 5 and the Protective Income Manager riders. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

    The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other rider will no longer be available to you, even if the rider you purchase later terminates. Therefore, before you select a protected lifetime income rider, you should carefully compare both and consult your sales representative to determine which rider (if any) best suits your needs.

    The primary distinctions between the SecurePay 5 rider and the Protective Income Manager rider are as follows:

	SecurePay 5	Protective Income Manager (patent pending)
Rider Objective

    To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero. Withdrawals under the Contract will reduce Contract Value. However, the annual withdrawals under the SecurePay 5 rider are not designed to deplete Contract Value by any specific attained age.

    This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.

    To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

    This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

Investment Restrictions

    In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.

    In order to maintain your rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.

Death Benefit

    The Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit and the Return of Purchase Payments Death Benefit are available.

    The death benefit value under SecurePay 5 may remain higher than under the Protective Income Manager rider because withdrawal amounts under SecurePay 5 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly

    Only the Return of Purchase Payments Death Benefit is available.

    Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay 5 rider is elected.

Withdrawal Amount

    Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.

    The rider is designed to provide consistent withdrawal amounts each year.

    Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

    The rider is designed to provide potentially higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

Purchase Payments	You cannot make Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date.	You may not make Purchase Payments more than 120 days after the Rider Issue Date.
Fee (for rider as currently offered)	Fee is calculated as a percentage of the Benefit Base; 2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime).

    2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime option) (as a percentage of the greater of: (1) the Contract Value on the fee calculation date; or (2) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date).

Eligibility	You must be at least 60 and no older than 85 to select the SecurePay 5 rider.	You must be between the ages of 60 and 80 to elect the rider.
Availability

    You may purchase the SecurePay 5 rider at the time you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.

    You may purchase the Protective Income Manager rider at the time you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person.

    Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

    THE SECUREPAY 5 RIDER

    In general, the SecurePay 5 rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions of the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Benefit Base. (For more information regarding the effect of withdrawals and Excess Withdrawals on the Benefit Base, see "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date.") In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases in your Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

    Under the SecurePay 5 rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

    You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay 5 Rider."

    SecurePay 5 does not guarantee Contract Value or the performance of any Investment Option.

    Important Considerations

      If you purchase the SecurePay 5 rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits".
      You may not make any additional Purchase Payments two years or more after the date the rider is issued (the "Rider Issue Date"), or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
      Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.
      On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.
      The SecurePay 5 rider may not be available in all states, and we may otherwise limit its availability.

    The ways to purchase the SecurePay 5 rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

    You should not purchase the SecurePay 5 rider if:

      you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
      you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
      you do not expect to take SecurePay Withdrawals (especially before the age of 95).

    Appendix E demonstrates the operation of the SecurePay 5 rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay 5 suits your needs.

    Purchasing the Optional SecurePay 5 Rider

    You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. The Owner (or older Owner) or Annuitant must be age 85 or younger and the youngest Owner and Annuitant must be age 60 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

    Important Considerations:

      You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.
      You may not cancel the SecurePay 5 rider during the ten years following the Rider Issue Date.
      We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
      You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits").
      Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
      You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

    Allocation Guidelines and Restrictions

    In order to maintain your SecurePay 5 rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay 5 rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

    Designating the Covered Person(s)

    The Covered Person is the person upon whose life the SecurePay 5 rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

      If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).
      Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.
      Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).
      The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

    Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

    Selecting Your Coverage Option.  If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See, "Continuation of the Contract by a Surviving Spouse.")	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See, "Continuation of the Contract by a Surviving Spouse.")	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

    Changing Beneficiaries — Single Owner with Joint Life Coverage.  After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

    Beginning Your SecurePay Withdrawals

    You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

      Even though your SecurePay 5 rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.
      You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.
      All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
      You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
      We do not calculate the 5.0% "roll-up" feature of the SecurePay 5 rider — the SecurePay Roll-up Value — on or after the Benefit Election Date. See "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date."
      You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
      Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

    Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

    Important Considerations

      All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."
      All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrenders and Withdrawals, Withdrawals," and "Taxation of Withdrawals and Surrenders."

    The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay 5 rider if you intend to take Excess Withdrawals.

      Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
      Excess Withdrawals may result in a significantly lower AWA in the future.
      Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

    If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

    Determining the Amount of Your SecurePay Withdrawals

    The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in "good order" by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Maximum Withdrawal Percentage

    Under the SecurePay 5 rider, we determine the Maximum Withdrawal Percentage based on the following chart:

Age of (Younger) Covered Person on the Benefit Election Date	Withdrawal Percentage (One Covered Person)	Withdrawal Percentage (Two Covered Persons)
at least 59-1/2 but less than 65 years old	5.00%	4.50%
at least 65 but less than 70 years old	5.00%	4.50%
at least 70 but less than 75 years old	5.00%	4.50%
75 years old or more	5.00%	4.50%

    Under certain circumstances, we may increase your AWA. See "SecurePay ME: Increased AWA for Certain Medical Conditions," "SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home," and "Required Minimum Distributions." In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

    Calculating the Benefit Base Before the Benefit Election Date

    The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

    Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

    Under the SecurePay 5 rider, your initial Benefit Base is equal to your initial Purchase Payment.

    Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

    Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

    On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Issue Date. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.

    The SecurePay 5 "Roll-up".

    The SecurePay 5 rider is also designed to provide for potential increases in your Benefit Base of up to 5.0% (the "roll-up percentage") each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

    Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

    This means that when calculating the Benefit Base before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

      the Benefit Base on that Contract Anniversary;

        the SecurePay Anniversary Value on that Contract Anniversary; or

          the SecurePay Roll-up Value, which is equal to:

            the most recently calculated Benefit Base prior to that Contract Anniversary; plus the "roll-up" amount, which is equal to:

                if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

                We will also include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 (($50,000 + $100,000) x 5.0%).

                if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

                We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

          Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 5.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

          When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 5.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

          Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

          On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

          We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

            the Benefit Base on that Contract Anniversary ($90,000);
            the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or
            the SecurePay Roll-up Value ($94,500)

          We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

          Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000. ($100,000 + $5,000 (the 5.0% "roll-up" amount)).

          Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

          The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

          However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 5 rider terminates (see "Terminating the SecurePay 5 Rider") — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 5 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 5 rider until the SecurePay 5 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

          Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 5 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

          Note: Once you establish your Benefit Election Date, we no longer calculate the SecurePay Roll-up Value. See "Calculating the Benefit Base On or After the Benefit Election Date." Therefore, once you reach your Benefit Election Date you will no longer receive any additional value from the "Roll-up" feature of the SecurePay 5 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals". You should carefully weigh the advantages of the SecurePay Roll-up Value with the disadvantages of delaying taking SecurePay Withdrawals.

          Calculating the Benefit Base On or After the Benefit Election Date

          We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

          We will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

          SecurePay Withdrawals

          SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

          If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

          Important Consideration

          SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

          For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

          We do not impose a surrender charge on any SecurePay Withdrawals.

          Excess Withdrawals

          During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

          An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

            If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable surrender charge.
            If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable surrender charge, bears to the Contract Value minus the SecurePay Withdrawal.

          For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e, your AWA is $5,000), your Contract Value is $110,000, and no surrender charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

          However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

          The examples above do not include the effect of any surrender charges that may be applicable.

          We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

          Reduction of Contract Value to Zero

          If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay 5 rider as follows:

            We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
            We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
            On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") Please note that we may accept different payment intervals.

          If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

          As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

          Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

          You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date"). The SecurePay 5 rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.

          If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

          SecurePay Fee

          We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.

          The SecurePay Fee is currently 1.20% (1.30% under RightTime) of the Benefit Base. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum 2.00% (2.20% under RightTime) of the Benefit Base.

          We reserve the right to increase the SecurePay fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5 Rider."

          Terminating the SecurePay 5 Rider

          The SecurePay 5 rider will terminate upon the earliest of:

            the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);
            the Valuation Date the Contract is surrendered or terminated;
            the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
            the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
            the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);
            for a SecurePay 5 rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
            for a SecurePay 5 rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;
            the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
            the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.
            Deduction of the monthly fee for the SecurePay 5 rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay 5 rider terminates, you may not reinstate it or purchase a new rider except as described below under "Spousal Continuation" and "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination."

          Spousal Continuation

          Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit), or (2) the current Benefit Base.

          If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, then the surviving spouse may purchase a new SecurePay 5 rider before the Annuity Date if we are offering the rider at that time. If all the conditions to purchase a new SecurePay 5 rider have been met, we will issue the rider upon our receipt of the surviving spouse's written request. The new rider will be subject to the terms and conditions of the SecurePay 5 rider in effect at the time it is issued. This means:

            The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.
            We will impose the current SecurePay Fee under RightTime in effect on the new Rider Issue Date.

          The surviving spouse may not purchase a new SecurePay 5 rider if he or she does not meet the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. Please note that the SecurePay 5 rider may not be available in all states and that we may limit the availability of the SecurePay 5 rider at any time.

          If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

          Reinstating Your SecurePay 5 Rider Within 30 Days of Termination

          If your SecurePay 5 rider terminated due to a Prohibited Allocation instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS") or due to a change in Covered Person after the Benefit Election Date (see "Designating the Covered Person(s)"), and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

          If termination occurred due to a Prohibited Allocation instruction, your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.

          We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

          Tax Consequences

          Treatment of Civil Unions and Domestic Partners.  If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the SecurePay 5 rider benefit while the surviving Beneficiary is still alive.

          In addition, the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

          An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay 5 rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay 5 rider is suitable for his or her needs.

          Other Tax Matters.  For a discussion of other tax consequences specific to the SecurePay 5 rider, please see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

          SecurePay ME: Increased AWA for Certain Medical Conditions

          (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

          If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

          Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract's Issue Date (not necessarily when you select the SecurePay 5 rider). A new waiting period begins if ownership of the Contract changes.

          At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay 5 rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

          After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

          After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically.

          If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

          Note: The SecurePay ME benefit may not be available in all states. We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit.

          How to Apply for an Increased AWA  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your Contract for two or more years.

          If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

          If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

          If you have questions about applying for an increased AWA under the SecurePay ME benefit, or to obtain a copy of the SecurePay ME questionnaire and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.

          Note: You may not apply for an increased AWA after the Benefit Election Date.

          In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.

          Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

          We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

          The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

          Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

          SecurePay NH: Increased AWA Because of Confinement in Nursing Home

          (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

          If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay 5 rider.

          The SecurePay NH benefit may not be available in all states and may not be available with new contracts in the future. Please check with your financial advisor to determine availability.

          What is the SecurePay NH benefit?

          If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

          Nursing Home Benefit Period

          The Nursing Home Benefit Period is the period of time during which the increased SecurePay withdrawal percentage is used to calculate the AWA. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the AWA will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

          The Nursing Home Benefit Period will extend for a maximum of five (5) Contract years in which you qualify for the SecurePay NH benefit or until the SecurePay Rider terminates, whichever occurs first. The qualifying Contract years need not be consecutive. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the Annual Withdrawal Amount will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

          Eligibility for the SecurePay NH Benefits

          To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

            have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;
            (a) be currently confined to a Nursing Home, as defined below; (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and
            be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

          Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

          Ineligibility.  You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of the SecurePay 5 rider, or you are confined to a nursing home during the year following your purchase of the Rider.

          Activities of Daily Living (ADL).  Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

            Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
            Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.
            Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.
            Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.
            Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
            Transferring — The ability to move into or out of a bed, chair or wheelchair.

          Severe Cognitive Impairment.  For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

          Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

          Applying for Increased AWA under the SecurePay NH Benefit

          Initial Application.  To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

          The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license and not related to the Covered Person. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

          Re-Certification of Eligibility.  Beginning with the second Contract Anniversary following the end of a Valuation Period during which we determine that the Covered Person qualifies for the increased AWA under SecurePay NH (the "Qualification Date"), you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.

          The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

          We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

          If you have questions about applying for an increased AWA under the SecurePay NH benefit, or to obtain a copy of the SecurePay NH application and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.

          Determining Your Increased AWA under the SecurePay NH Benefit

          Initial Qualifying Year.  Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

          If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

          Example:

          Five years ago, after turning age 75, Elisabeth elected the SecurePay 5 rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

          In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $5,000 ($10,000 – $5,000).

          If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

          Example:

          Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

          In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000 and an Excess Withdrawal of $4,000. Her new Benefit Base after the Excess Withdrawal is $95,789 ($100,000 – $4,000/$95,000 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $95,789. Her new AWA is $9,579 ($95,789 * 10%) and her remaining AWA for the current Contract Year is $4,789 ((10% – 5%) * $95,789).

          Notice of Qualification.  We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

          Subsequent Contract Years.  In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

          Non-Qualifying Years.  For any Contract Year during which the Covered Person fails to qualify for the increased AWA under the SecurePay NH benefit, we calculate the AWA using the SecurePay withdrawal percentage established on the Benefit Election Date according to the terms of the SecurePay rider you purchased and that Contract Year will not be included in the Nursing Home Benefit Period.

          Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, the SecurePay NH benefit is no longer available. Thus, the SecurePay NH benefit is not available after —

            you choose to apply your Annuity Value to an Annuity Option under the Contract;
            the Maximum Annuity Date under the Contract is reached; or
            the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

          Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —

            you choose to apply your Annuity Value to an Annuity Option under the Contract;
            the Maximum Annuity Date under the Contract is reached; or
            the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

          Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract is annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH Benefit. If you have already qualified for, and are receiving, an increased AWA under SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the remainder of the 5-Contract Year Maximum Aggregate Nursing Home Benefit Period. You will not need to recertify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

          Termination and Reinstatement of the SecurePay NH Benefit.  The SecurePay NH benefit terminates when your SecurePay 5 rider terminates, including when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

          Tax Considerations for the SecurePay NH Benefit.  The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "FEDERAL TAX MATTERS, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits." If you are considering purchasing a Qualified Contract with the SecurePay 5 rider, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

          Required Minimum Distributions

          If the SecurePay 5 rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay 5 rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

          After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay 5 rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

          In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

          In general, under the SecurePay 5 rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

          Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay 5 rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

          PROTECTIVE INCOME MANAGER (patent pending)

          In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to those Protective Income Manager Withdrawals, poor market performance, or both. Withdrawals from your Contract reduce the Contract Value dollar for dollar. Excess withdrawals (withdrawals that exceed the Optimal Withdrawal Amount) result in a recalculation of the Optimal Withdrawal Amount and the Protected Lifetime Payment. (See "Excess Withdrawals.") The Rider also provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

          Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix H for examples of joint life coverage when there is a significant age difference.

          Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your minimum Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

          You may purchase the Protective Income Manager rider when you purchase your Contract, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your initial Purchase Payment is at least $25,000. You may also purchase the Protective Income Manager rider later, under RightTime, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your Contract Value is at least $25,000.

          The Protective Income Manager rider does not guarantee Contract Value or the performance of any Investment Option.

          Important Considerations

            If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

          If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, and you cannot change your death benefit after the Contract is issued.

            Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.
            Excess Withdrawals will cause a "reset" your minimum Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."
            You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.
            You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.
            We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.
            The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider.
            The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

          The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

          You should not purchase the Protective Income Manager rider if:

            you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");
            you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;
            it is important for you to leave a death benefit for your heirs;
            there is a significant age disparity between the two Covered Persons; or
            you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

          Appendix F demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix F and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

          Purchasing Protective Income Manager

          You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

          You may purchase the Protective Income Manager rider after the Contract is issued if the Contract Value is at least $25,000 and the Covered Person(s) satisfy the rider's age requirements on the Rider Issue Date. Regardless of when you purchase the rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.

          Important Considerations

          The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

          For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your minimum Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

            On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

          You also should consider:

            If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.
            But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

          Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

          Designating the Covered Person(s)

          The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

            If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).
            Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.
            Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole beneficiary (under Joint Life Coverage) will be the Covered Person(s).
            The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

          Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

          Selecting Your Coverage Option.  If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

          The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

          Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See "Determining Your Optimal "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

          Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

            Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix H for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.
            The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.
            The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.
            Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

          If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

          Allocation Guidelines and Restrictions

          In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

          Determining Your Optimal Withdrawal Amount

          The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor is based on:

            the age of the (younger) Covered Person on the Rider Issue Date; and
            the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

          Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your Protected Lifetime Payment. For riders issued on or after May 1, 2016, this amount is 90% of your initial Optimal Withdrawal Amount. For riders issued before May 1, 2016, the Protected Lifetime Payment is the initial Optimal Withdrawal Amount.

          1. We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

          For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix G, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). See Appendix G: Protective Income Manager Rider Payment Factors.

          If you purchase the Protective Income Manager rider and we receive an additional Purchase Payment or Payments within the first 120 days, then we recalculate your initial Optimal Withdrawal Amount at 30-day intervals during the 120 days following the Rider Issue Date. We will recalculate your initial Optimal Withdrawal Amount to equal the Protective Income Manager Payment Factor as of the Rider Issue Date multiplied by the total aggregate Purchase Payments received (including your initial Purchase Payment) less any aggregate Excess Withdrawals made since the Rider Issue Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amounts. If any scheduled recalculation date is not a Valuation Date, then we make this calculation on the next Valuation Date.

          2. We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary. We will advise you of your current Optimal Withdrawal Amount by written notice following each Contract Anniversary.

          Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

            90% of your Optimal Withdrawal Amount for the prior Contract Year; or
            Your initial Optimal Withdrawal Amount if your rider was issued before May 1, 2016 (or 90% of your Optimal Withdrawal Amount if your rider was issued on or after May 1, 2016)

          For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above.

          For riders issued before May 1, 2016, we calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year.

          For riders issued on or after May 1, 2016, the Optimal Withdrawal Amount is the Protective Income Manager Payment Factor times the Contract Value, or $6,082 (0.06357 x $95,684). This amount is less than the prior year's Optimal Withdrawal Amount but greater than 90% of that amount ($6,100 x 0.9 = $5,490), so her Optimal Withdrawal Amount is $6,082 for the second Contract Year.

          Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

          Increase in Protective Income Manager Fee.  If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

          The Protective Income Manager Payment Factor.  We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). The Protective Income Manager Payment Factors are set forth in Appendix G for Single Life Coverage and Joint Life Coverage.

          Reset of the Minimum Optimal Withdrawal Amount.  If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

          If you purchased your Protective Income Manager rider on or after May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:

            90% of your initial Optimal Withdrawal Amount; or
            90% of your Optimal Withdrawal Amount on the most recent Reset Date.

          If you purchased your Protective Income Manager ride prior to May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:

            your initial Optimal Withdrawal Amount; or,
            the Optimal Withdrawal Amount on the most recent Reset Date.

          In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

          For example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years. The new Optimal Withdrawal amount on the reset date will be $5,000. For riders issued on or after May 1, 2016, his new minimum Optimal Withdrawal Amount will be $4,500 ($5,000 x 0.90). For riders issued before May 1, 2016, his new minimum Optimal Withdrawal Amount is $5,000.

          For cases where the Contract Value has increased, consider the following example. Assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). On the fourth anniversary, when he is 64 years old, assume his Contract Value is $140,000 and his Optimal Withdrawal Amount is therefore $7,042 ($7,042 = 0.0503 x $140,000). He takes an Excess Withdrawal the next year. On the next Contract Anniversary, he is 65, and his Contract Value is $150,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $7,500 (0.05000 x $150,000). The Protective Income Manager Payment Factor is lower because that anniversary was a reset date, but the Optimal Withdrawal Amount increases due to the higher Contract Value on that anniversary. However, there is no change in the minimum Optimal Withdrawal Amount in future years (unless additional excess withdrawals occur). For riders issued on or after May 1, 2016, his minimum Optimal Withdrawal Amount will remain $5,625.90 ($6,251 x 0.90). For riders issued before May 1, 2016, his minimum Optimal Withdrawal Amount remains $6,251.

          Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

          Beginning Your Protective Income Manager Withdrawals

          All Contract withdrawals taken are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

            Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.
            An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

          At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

          Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your minimum Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

          The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

          Important Considerations

            All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."
            All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "CHARGES AND DEDUCTIONS, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Withdrawals."

          Excess Withdrawals

          An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

          If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

          Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrender and Withdrawals," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

          Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

          If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

          Required Minimum Distributions

          If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

          We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

          In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

          In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

          Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

          Reduction of Contract Value to Zero

          If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

            We will pay any remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
            We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
            We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor. However, your Optimal Withdrawal Amount for any Contract Year will not be less than 90% of the Optimal Withdrawal Amount for the prior Contract Year. Because the Contract Value is $0, your Optimal Withdrawal Amount will decrease by 10% in each successive Contract Year until it reaches the minimum Optimal Withdrawal Amount.
            If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."
            If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

          If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

          Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)

          The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.

          If your Protective Income Manager rider is in effect on the Maximum Annuity Date, in addition to other Protected Lifetime Payment Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options"), one of your Protected Lifetime Payment Annuity Options will be the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

            If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your minimum Optimal Withdrawal Amount divided by 12.
            If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your minimum Optimal Withdrawal Amount, divided by 12; or (b) the minimum Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

          If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive Written Notice of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

          Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the other Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

          Death of a Covered Person Before the Annuity Date

          If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

          Protective Income Manager Fee

          We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

            the Contract Value on each Monthly Anniversary Date;
            the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or
            the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

          The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.

          We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

          We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% (2.20% under RightTime) on an annual basis, however. If we increase the Protective Income Manager fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the Protective Income Manager Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.

          You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

          Terminating the Protective Income Manager Rider

          We will terminate the Protective Income Manager rider upon the earliest of:

            the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);
            the Valuation Date the Contract is surrendered or terminated;
            the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
            the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
            the Valuation Date we receive instructions from you that results in a change in Covered Person(s);
            for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
            for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;
            the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
            the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

          Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

          Reinstating the Protective Income Manager rider within 30 Days of Termination

          If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), you may request that we reinstate the rider.

          Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

          Tax Consequences

          Treatment of Civil Unions and Domestic Partners.  If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the Protective Income Manager rider benefit while the surviving Beneficiary is still alive.

          An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

          Other Tax Matters.  For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

          ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS

          In order to maintain the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

          Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.

          Note: The Allocation Guidelines and Restrictions, as well as the inclusion of Funds that employ volatility management strategies in the Investment Options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay 5 rider and the Protective Income Manager rider. The Allocation Guidelines and Restrictions, and the inclusion of Funds that employ volatility management strategies are designed to reduce the overall volatility of your Contract Value. During rising markets, the Allocation Guidelines and Restrictions and the Funds that employ volatility management strategies could cause Contract Value to rise less than would have been the case had you been invested in Funds with more aggressive investment strategies. Conversely, investing according to the Allocation Guidelines and Restrictions, and in Funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Funds' equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund or Funds that feature volatility management strategies.

          There is no guarantee that the Allocation Guidelines and Restrictions, or Funds with volatility management strategies, can limit volatility in your investment portfolio, and you may lose principal.

          To the extent that the Allocation Guidelines and Restrictions and the Funds with managed volatility strategies are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the riders and we will have less risk to hedge under the riders than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions and in the Funds with managed volatility strategies. The Allocation Guidelines and Restrictions and investment in Funds with managed volatility strategies may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

          NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

          Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the four categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay 5 rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

          These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

          Allocation by Investment Category

          Category 1
          Minimum Allocation: 40%
          Maximum Allocation: 100%

          American Funds IS Bond
          American Funds IS US Government/AAA-Rated Securities
          Fidelity VIP Investment Grade Bond
          Franklin U.S. Government Securities VIP
          Goldman Sachs Core Fixed Income
          Invesco V.I. Government Securities
          Oppenheimer Government Money Fund/VA
          PIMCO Low Duration
          PIMCO Short-Term
          PIMCO Total Return
          Protective Life Dynamic Allocation Series - Conservative

          Category 2
          Minimum Allocation: 0%
          Maximum Allocation: 60%

          American Funds IS Asset Allocation
          American Funds IS Capital Income Builder
          Franklin Income VIP
          Franklin Strategic Income VIP
          Goldman Sachs Global Trends Allocation(1)
          Invesco V.I. Equity and Income
          Invesco V.I. Balanced Risk Allocation(1)
          Legg Mason QS Dynamic Multi-Strategy(1)
          Lord Abbett Bond-Debenture
          Oppenheimer Global Strategic Income
          PIMCO All Asset
          PIMCO Global Diversified Allocation Portfolio(1)
          PIMCO Long-Term US Government
          PIMCO Real Return
          Protective Life Dynamic Allocation Series - Moderate
          Templeton Global Bond VIP

          Category 3
          Minimum Allocation: 0%
          Maximum Allocation: 25%

          American Funds IS Blue Chip Income and Growth
          American Funds IS Global Growth
          American Funds IS Growth
          American Funds IS Global Growth and Income
          American Funds IS Growth-Income
          Fidelity VIP Contrafund
          Fidelity VIP Index 500
          Fidelity VIP Mid Cap
          Franklin Mutual Global Discovery VIP
          Franklin Mutual Shares VIP
          Franklin Rising Dividends VIP
          Goldman Sachs Strategic Growth
          Invesco V.I. American Value
          Invesco V.I. Comstock
          Invesco V.I. Growth and Income
          Invesco V.I. International Growth
          Lord Abbett Calibrated Dividend Growth
          Lord Abbett Fundamental Equity
          Oppenheimer Capital Appreciation
          Oppenheimer Main Street
          Protective Life Dynamic Allocation Series - Growth

          Category 4
          No Allocation Permitted if SecurePay 5 or Protective Income Manager is Selected

          American Funds IS Global Small Capitalization
          American Funds IS International
          American Funds IS New World
          Franklin Flex Cap Growth VIP
          Franklin Small Cap Value VIP
          Franklin Small-Mid Cap Growth VIP
          Goldman Sachs Growth Opportunities
          Goldman Sachs Mid Cap Value
          Goldman Sachs International Equity Insights
          Invesco V.I. Global Real Estate
          Invesco V.I. Small Cap Equity
          Legg Mason ClearBridge Variable Mid Cap Core
          Legg Mason ClearBridge Variable Small Cap Growth
          Lord Abbett Growth Opportunities
          Lord Abbett Mid-Cap Stock
          Oppenheimer Global
          Royce Capital Small-Cap
          Templeton Developing Markets VIP
          Templeton Foreign VIP
          Templeton Growth VIP
          Invesco V.I. Mid Cap Growth

          (1) The Fund includes a volatility management strategy as part of the Fund's investment objective and/or principal investment strategy. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits, Volatility Management Strategies.")

          The Benefit Allocation Model Portfolios.  Each of the Model Portfolios except the Growth Focus model will satisfy our Allocation Guidelines and Restrictions, (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

          In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and blended stock funds, or that emphasize blended stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

          The Benefit Allocation Model Portfolios may include Funds that employ volatility management strategies. For more information on how Funds with volatility management strategies may affect your Contract Value, and how such Funds may benefit us, see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS" above.

          If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay 5 rider or the Protective Income Manager rider.

          Permissible Single Investment Options.  You may also satisfy the Allocation Guidelines and Restrictions by allocating 100% of your Purchase Payments and Contract Value to one of the following permissible single investment options:

            Protective Life Dynamic Allocation Series - Conservative Portfolio
            Protective Life Dynamic Allocation Series - Moderate Portfolio

          If more than one single investment option is available, you must allocate your Purchase Payments and Contract Value to only one of these options.

          Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, Category 3, or Category 4. We will provide you with at least five business days prior written notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Investment Options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay 5 rider or the Protective Income Manager rider.

          With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

          We may add to, or remove from, the list of single investment options available to satisfy the Allocation Guidelines and Restrictions in our sole discretion at any time.

          If you receive notice of a change to the Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

          Portfolio Rebalancing.  You must elect portfolio rebalancing if you select the SecurePay 5 rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when wereceive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when wereceive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

          Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

          If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

          Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may negatively affect the overall performance of the Investment Options in the affected Sub-Accounts.

          Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you provide new instructions allocating 30% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 25% of your Contract Value.

          For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:

            allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
            directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
            transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
            deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or
            terminating the rebalancing of your Contract Value.

          If we terminate your SecurePay 5 rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination" or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

          SUSPENSION OR DELAY IN PAYMENTS

          Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

            when the New York Stock Exchange is closed;
            when trading on the New York Stock Exchange is restricted;
            when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
            when the SEC, by order, so permits for the protection of security holders; or
            your premium check has not cleared your bank.

          If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

          We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

          SUSPENSION OF CONTRACTS

          If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

          CHARGES AND DEDUCTIONS

          Surrender Charge (Contingent Deferred Sales Charge)

          General

          We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

          The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

          If you elect the SecurePay 5 rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "PROTECTED LIFETIME INCOME BENEFITS.")

          Free Withdrawal Amount

          Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.")

          If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "PROTECTED LIFETIME INCOME BENEFITS.")

          Determining the Surrender Charge

          We calculate the surrender charge in the following manner:

            We deduct any available free withdrawal amount from the requested withdrawal amount;
            We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and
            If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

          The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

          Refer to Appendix B for an example of how the surrender charge is calculated.

          We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

          Deduction of the Surrender Charge on Withdrawals

          We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

            In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.
            In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

          If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

          If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

          Waiver of Surrender Charges

          We will waive any applicable surrender charge if, at any time after the first Contract Year:

            you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
              qualified as a skilled nursing home facility under Medicare or Medicaid.

          The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense in order to confirm the diagnosis.

          Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See "Federal Tax Matters.")

          We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

          We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract as a result of a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

          We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

          We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer, (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased), and (3) in order to facilitate exceptions to our normally issued product guidelines. In all cases, no marketing expenses or sales commissions are associated with such Contracts. In either case, no marketing expenses or sales commissions are associated with such Contracts.

          Mortality and Expense Risk Charge

          To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account attributable to your Contract.

          The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

          Administration Charge

          We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

          Death Benefit Fees

          Return of Purchase Payments Death Benefit. We do not charge any additional fee for the Return of Purchase Payments Death Benefit.

          Maximum Anniversary Value Death Benefit Fee. If you select the Maximum Anniversary Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.20% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See “DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

          Maximum Quarterly Value Death Benefit Fee. If you select the Maximum Quarterly Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.25% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Quarterly Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest quarterly value attained as of that day. (See “DEATH BENEFIT, Maximum Quarterly Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest quarterly value attained of $120,000

          Deduction of Maximum Anniversary and Maximum Quarterly Death Benefit Fee. We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit or Maximum Quarterly Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “FEDERAL TAX MATTERS.”) We do not assess a death benefit fee after the Annuity Date.

          SecurePay Fee

          We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

          The SecurePay Fee is currently 1.20% (1.30% under RightTime) of the Benefit Base. We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not increase the SecurePay Fee above a maximum of 2.00% (2.20% under RightTime) of the Benefit Base, however.

          If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5."

          SecurePay Medical Evaluation Fee.  Under the SecurePay 5 rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

          Protective Income Manager Fee

          We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

            the Contract Value on each Monthly Anniversary Date;
            the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or
            the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

          The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.

          We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

          We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% on an annual basis (2.20% under RightTime). If we increase the Protective Income Manager fee, we will give you at least 30 days' written notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager."

          Transfer Fee

          Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

          Contract Maintenance Fee

          Prior to the Annuity Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

          Fund Expenses

          The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

          Premium Taxes

          Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

          Other Taxes

          Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

          Other Information

          We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

          ANNUITY PAYMENTS

          Annuity Date

          On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate the SecurePay 5 rider or the Protective Income Manager rider if in effect on the Annuity Date. (See "PROTECTED LIFETIME INCOME BENEFITS.")

          Changing the Annuity Date

          The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

          Annuity Value

          The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

          PayStream Plus® Annuitization Benefit

          (not available in New Hampshire or Utah)

          If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

          Annuity Income Payments

          On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

          Fixed Income Payments

          Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

          Variable Income Payments

          Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

          A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this Prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

          Annuity Units

          On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

          Determining the Amount of Variable Income Payments

          We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

          We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

          The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

            is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
            is the Annuity Unit value for the preceding Valuation Period; and
            is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

          The AIR is equal to 5%.

          If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

          Refer to Appendix C for an explanation of the variable income payment calculation.

          Exchange of Annuity Units

          After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

          Annuity Options

          You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

          You may select from among the following Annuity Options:

          Option A — Payments For a Certain Period:

          We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

          Option B — Life Income With Or Without A Certain Period:

          Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

          Additional Option:

          You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

          When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

          At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

          Minimum Amounts

          If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

          Death of Annuitant or Owner After Annuity Date

          In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

          YIELDS AND TOTAL RETURNS

          From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

          Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the prospectuses for the Funds.)

          Yields

          The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

          The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

          Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

          Total Returns

          The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

          Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

          Standardized Average Annual Total Returns

          The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

          When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

          Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

          Non-Standard Average Annual Total Returns

          In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

          Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

          Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

          Performance Comparisons

          Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

          Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

          Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

          Other Matters

          Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

          All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

          FEDERAL TAX MATTERS

          Introduction

          The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

          This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

          The Company's Tax Status

          Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

          TAXATION OF ANNUITIES IN GENERAL

          Tax Deferral During Accumulation Period

          Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

            the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
            the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
            the Owner is an individual (or an individual is treated as the Owner for tax purposes).

          Diversification Requirements

          The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

          Ownership Treatment

          In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

          The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

          Nonnatural Owner

          As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

          In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

            Contracts acquired by an estate of a decedent by reason of the death of the decedent;
            Certain Qualified Contracts;
            Contracts purchased by employers upon the termination of certain Qualified Plans;
            Certain Contracts used in connection with structured settlement agreements; and
            Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

          Delayed Annuity Dates

          If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

          The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

          Taxation of Withdrawals and Surrenders

          In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

          Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

          Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

          Taxation of Annuity Payments

          Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

          Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

          There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

          Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          Tax Consequences of Protected Lifetime Income Benefits

          Withdrawals, pledges, or gifts.  In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay 5 or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

          Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay 5 or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

          SecurePay NH.  The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

          Taxation of Death Benefit Proceeds

          Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

            if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or
            if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

          After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

            if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
            if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

          Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          Assignments, Pledges, and Gratuitous Transfers

          Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

          Penalty Tax on Premature Distributions

          Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

            received on or after the Owner reaches age 59-1/2;
            attributable to the Owner's becoming disabled (as defined in the tax law);
            made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
            made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

          Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

          Aggregation of Contracts

          In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

          Exchanges of Annuity Contracts

          We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

          If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

          You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

          Medicare Hospital Insurance Tax on Certain Distributions

          A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

          Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

          In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

          QUALIFIED RETIREMENT PLANS

          The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the Contract with the Protective Income Manager requires a minimum initial Purchase Payment of at least $25,000 and that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

          The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

          In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

          There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

            received on or after the date the Owner reaches age 59-1/2;
            received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

          These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

          When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

          Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

          Individual Retirement Accounts and Annuities

          Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

          However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

          Roth IRAs

          Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

          A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

          A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

          IRA to IRA Rollovers and Transfers

          A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

          A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

          If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

          If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

          A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

          Pension and Profit-Sharing Plans

          Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

          Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

          Section 403(b) Annuity Contracts

          Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

          Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

          Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

          Protected Lifetime Income Benefits

          The Company offers for an additional charge two optional Protected Lifetime Income Benefit riders – the SecurePay 5 rider and the Protective Income Manager rider (collectively, the "PLIB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

          For example, it is unclear whether a PLIB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan's tax status which are not discussed here.

          When the SecurePay 5 rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

          Direct Rollovers

          If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

          Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

          FEDERAL INCOME TAX WITHHOLDING

          In General

          Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

          Nonresident Aliens and Foreign Corporations

          The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

          FATCA Withholding

          If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

          GENERAL MATTERS

          Error in Age or Gender

          When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

          If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

          Incontestability

          We will not contest the Contract.

          Non-Participation

          The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

          Assignment or Transfer of a Contract

          You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

          Notice

          All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

          Modification

          No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

          Reports

          At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

          Settlement

          Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

          Receipt of Payment

          If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

          Protection of Proceeds

          To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

          Minimum Values

          The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

          Application of Law

          The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

          No Default

          The Contract will not be in default if subsequent Purchase Payments are not made.

          DISTRIBUTION OF THE CONTRACTS

          Distribution

          We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

          IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

          We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

          We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our other variable annuity contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2015	$99,348,859
December 31, 2016	$73,696,998
December 31, 2017	$69,770,706

          We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

          Selling Broker-Dealers

          We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

          Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

          The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

          Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

          The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

          In 2017, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $6,783 to $12,571,188.

          These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

          We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

          Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

          Inquiries

          You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

          CEFLI

          Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

          LEGAL PROCEEDINGS

          Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

          BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

          We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

          VOTING RIGHTS

          In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

          The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

          The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

          It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

          Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

          FINANCIAL STATEMENTS

          The audited statement of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2017 and the related statements of operations and changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

          The audited consolidated balance sheets for Protective Life as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company"), and for the period from January 1, 2015 to January 31, 2015 ("Predecessor Company") as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

          STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

          APPENDIX A

          DEATH BENEFIT CALCULATION EXAMPLES

          The purpose of the following examples is to illustrate the Return of Purchase Payments, Maximum Anniversary Value, and Maximum Quarterly Value Death Benefits when the SecurePay5 rider has been elected and when no SecurePay5 rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A	100,000(A)	—	100,000	100,000	—	100,000
1/1/15	Anniversary	120,000(B)	—	—	120,000	120,000	—	120,000
5/15/15	Purchase Payment	123,000	80,000(C)	—	203,000(D)	203,000	—	203,000
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	218,000
4/1/16	Withdrawal	175,000	—	25,000(E)	150,000(F)	184,286	25,714(G)	154,286(H)
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	180,000
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	185,000
11/30/18	SecurePay WD	179,000	—	10,159(I)	168,841	203,175	8,756(J)	168,841(K)
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	8,497	163,841
3/31/19	Excess Withdrawal	160,000	—	16,000(M)	144,000	182,858	13,703(N)	144,000(O)
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	135,000(Q)

          (A) Contract is issued with a Purchase Payment of $100,000.

          (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (C) A Purchase Payment of $80,000 is made on 5/15/2015 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

          (D) $203,000 = $123,000 + $80,000.

          (E) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (F) $150,000 =$175,000 - $25,000.

          (G) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $180,000, the adjusted withdrawal amount is $25,714 = $25,000 / $175,000 * $180,000.

          (H) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,286 = the greater of $150,000 or $154,286 ($100,000 + $80,000 - $25,714), respectively.

          (I) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (J) Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $154,286, the Adjusted Withdrawal Amount is $8,756 = $10,159 / $179,000 * $154,286.

          (K) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $168,841 = the greater of $168,841 or $145,530 ($100,000 + $80,000 - $25,714 - $8,756) respectively.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (N) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces the Contract Value. Assuming the death benefit at the time of withdrawal is $163,841, the Adjusted Withdrawal Amount is $13,703 = $16,000 / $160,000 * $163,841.

          (O) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $144,000 = the greater of $144,000 or $123,330 ($100,000 + $80,000 - $25,714 - $8,756 -$8,497 - $13,703), respectively.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts.$135,000 = the greater of $135,000 or $123,330 ($100,000 + $80,000 - $25,714 - $8,756 - $8,497 - $13,703), respectively.

          Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay 5 Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	120,000	—	131,366	—
5/15/15	Purchase Payment	123,000	80,000(D)	—	203,000(E)	203,000	—	—	—
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	—	—
4/1/16	Withdrawal	175,000	—	25,000(F)	150,000(G)	184,286	31,143(H)	—	—
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	147,509(I)	—
11/30/18	SecurePay WD	179,000	—	10,159(J)	168,841	203,175	10,605(K)	141,509	—
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	10,290(M)	147,114	—
3/31/19	Excess Withdrawal	160,000	—	16,000(N)	144,000	182,858	16,596(O)	—	—
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	—	147,509(Q)

          (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) A Purchase Payment of $80,000 is made on 5/15/2015 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

          (E) $203,000 = $123,000 + $80,000.

          (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (G) $150,000 = $175,000 - $25,000.

          (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value (MAV) Death Benefit for withdrawals. The MAV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

          (I) Each Anniversary Value equals the Contract Value on that contract anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that contract anniversary. $147,509 = $185,000- $10,605 - $10,290 - $16,596. Also, this is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (J) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (K) Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

          (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (O) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $147,509 = the greatest of $135,000 or $111,366* ($100,000 + $80,000 - $31,143 - $10,605 - $10,290 - $16,596) or $147,509, respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay 5 Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	120,000	—	131,366	—
5/15/15	Purchase Payment	123,000	80,000D	—	203,000(D)	203,000	—	—	—
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	149,366(E)	—
4/1/16	Withdrawal	175,000	—	25,000(F)	150,000(G)	184,286	31,143(H)	106,366	—
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	147,509(I)	—
11/30/18	SecurePay WD	179,000	—	10,159(J)	168,841	203,175	10,605(K)	141,509	—
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	10,290(M)	147,114	—
3/31/19	Excess Withdrawal	160,000	—	16,000(N)	144,000	182,858	16,596(O)	—	—
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	—	149,366(Q)

          (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) $203,000 = $123,000 + $80,000.

          (E) Each quarterly anniversary value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $149,366 = $218,000 - $31,143 - $10,605 - $10,290 - $16,596. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

          (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (G) $150,000 = $175,000 - $25,000.

          (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value (MQV) Death Benefit for withdrawals. The MQV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

          (I) Each Quarterly Anniversary Value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $141,509 = $179,000- $10,605 - $10,290 - $16,596.

          (J) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (K) Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

          (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (O) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $149,366 = the greatest of $135,000 or $111,366* ($100,000 + $80,000 - $31,143 - $10,605 - $10,290 - $16,596) or $149,366, respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A	100,000(A)	N/A	100,000	—	100,000
1/1/15	Anniversary	120,000(B)	—	—	120,000	—	120,000
1/1/16	Anniversary	130,000	—	—	130,000	—	130,000(C)
2/15/16	Withdrawal	125,000	—	25,000(D)	100,000(E)	20,000(F)	100,000
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	105,000
1/1/18	Anniversary	103,000	—	—	103,000	—	103,000
10/1/18	Purchase Payment	85,000	80,000(G)	—	165,000	—	165,000
11/30/18	Withdrawal	155,000	—	5,500(H)	149,500	5,677(I)	154,323(J)
1/1/19	Anniversary	153,000	—	—	153,000	—	154,323
3/31/19	Withdrawal	160,000	—	16,000(K)	144,000	15,432	144,000
7/1/19	Owner Death	135,000(L)	—	—	135,000	—	138,890(M)

          (A) Contract is issued with a Purchase Payment of $100,000.

          (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (C) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $130,000 = the greater of $130,000 or $180,000 ($100,000 + $80,000) respectively.

          (D) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (E) $100,000 = $125,000 - $25,000.

          (F) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * $100,000.

          (G) A Purchase Payment of $80,000 is made on 10/1/2018.

          (H) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (I) Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $160,000, the Adjusted Withdrawal Amounts is $5,677 = $5,500 / $155,000 * $160,000.

          (J) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,323 = the greater of $149,500 or $154,323 ($100,000 + $80,000 - $20,000 - $5,677), respectively.

          (K) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (L) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (M) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 - $20,000 - $5,677 - $15,432) respectively.

          Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	—	150,550	—
1/1/16	Anniversary	130,000	—	—	130,000	—	160,550(D)	—
2/15/16	Withdrawal	125,000	—	25,000(E)	100,000(F)	26,000(G)	—	—
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	—	—
1/1/18	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/18	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/18	Withdrawal	155,000	—	5,500(I)	149,500	5,500(J)	—	—
1/1/19	Anniversary	153,000	—	—	153,000	—	135,050(K)	—
3/31/19	Withdrawal	160,000	—	16,000(L)	144,000	17,950	—	—
7/1/19	Owner Death	135,000(M)	—	—	135,000	—	—	160,550(N)

          (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $159,550 = $103,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (E) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (F) $100,000 = $125,000 - $25,000.

          (G) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

          (H) A Purchase Payment of $80,000 is made on 10/1/2018.

          (I) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (J) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

          (K) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $135,050 = $153,000 - $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (L) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (M) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (N) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $160,550 = the greatest of $135,000 or $130,550* ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $160,550 respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	—	150,550	—
1/1/16	Anniversary	130,000	—	—	130,000	—	160,550	—
2/15/16	Withdrawal	125,000	—	25,000(D)	100,000(E)	26,000(F)	—	—
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	161,550(G)	—
1/1/18	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/18	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/18	Withdrawal	155,000	—	5,500(I)	149,500	5,500(J)	131,550(K)	—
1/1/19	Anniversary	153,000	—	—	153,000	—	135,050	—
3/31/19	Withdrawal	160,000	—	16,000(L)	144,000	17,950	—	—
7/1/19	Owner Death	135,000(M)	—	—	135,000	—	—	161,550(N)

          (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (E) $100,000 = $125,000 - $25,000.

          (F) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

          (G) Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $161,550 = $105,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

          (H) A Purchase Payment of $80,000 is made on 10/1/2018.

          (I) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (J) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

          (K) Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $131,550 = $155,000 - $5,500 - $17,950.

          (L) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (M) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (N) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $161,550 = the greatest of $135,000 or $130,550* ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $161,550 respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider," for an explanation of these values.

          APPENDIX B

          EXAMPLE OF SURRENDER CHARGE CALCULATION

          The purpose of the following example is to illustrate the surrender charges under the Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

          Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

          Surrender charges are applied to Contract Value surrendered under the Contracts according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

          Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

          A partial withdrawal request for $45,000 is received on 10/31/2003.

          On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

          The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:

Step	$45,000 Withdrawal	$165,000 Full Surrender
          Determination of free withdrawal amount – greatest of
            Earnings in your Contract as of the prior Contract Anniversary
            10% of your cumulative Purchase Payments as of the prior Contract Anniversary
            10% of the Contract Value as of the prior Contract Anniversary.
Greatest of: Earnings = Contract Value – total Net Purchase Payments(A) Earnings = $130,000 – $150,000 = $-20,000 10% * $150,000 = $15,000 10% * $130,000 = $13,000 Greatest value is (2), or $15,000

          Greatest of:

            Earnings = Contract Value – total Net Purchase Payments(A) Earnings = $121,000 – ($150,000 – $30,000) = $5,000
            10% * $150,000 = $15,000
            10% * $125,000 = $12,500

          Greatest value is (2), or $15,000

(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$45,000 – $15,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	$30,000 withdrawal comes from $50,000 Purchase Payment Only 2 full years have passed since Purchase Payment Surrender charge = 6%
            Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment
            Only 3 full years have passed since the first Purchase Payment

          Surrender charge = 5%

            Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
            Only 2 full years have passed since the second Purchase Payment

          Surrender charge = 6%

            Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
            Only 1 full year has passed since the third Purchase Payment

          Surrender charge = 6%

            Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
              $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
              $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
              $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

          (A) For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

          APPENDIX C

          EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

          The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

          There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

          Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

          The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

          Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

          EXPLANATION OF THE COMMUTED VALUE CALCULATION

          A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A within 7 years, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

          APPENDIX D

          CONDENSED FINANCIAL INFORMATION

          Sub-Accounts

          The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
October 2, 2000 —	Invesco V.I. Mid Cap Growth II
May 1, 2002 —	Lord Abbett Bond-Debenture, Value Class Lord Abbett Mid-Cap Stock, Value Class
June 2, 2003 —	Invesco V.I. Comstock II
          Invesco V.I. Growth and Income II
          Lord Abbett Calibrated Dividend Growth, Value Class
          Lord Abbett Growth Opportunities, Value Class
          Oppenheimer Capital Appreciation SS
          Oppenheimer Global SS
          Oppenheimer Global Strategic Income SS
          Oppenheimer Main Street SS

December 19, 2003 —	Invesco V.I. Equity and Income II Invesco V.I. Government Securities II
May 1, 2006 —	Fidelity VIP Contrafund®-SC2
          Fidelity VIP Index 500-SC2
          Fidelity VIP Investment Grade Bond-SC2
          Fidelity VIP Mid Cap-SC2
          Franklin Flex Cap Growth VIP-C2
          Franklin Income VIP-C2
          Franklin Mutual Shares VIP-C2
          Franklin Rising Dividends VIP-C2
          Franklin Small-Mid Cap Growth VIP-C2
          Templeton Foreign VIP-C2
          Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Goldman Sachs Strategic Growth, Service Class Goldman Sachs International Equity Insights, Service Class
November 2, 2009 —	ClearBridge Variable Mid Cap, Class II
          ClearBridge Variable Small Cap Growth, Class II
          Franklin Small Cap Value VIP-C2
          Goldman Sachs Growth Opportunities, Service Class
          Invesco V.I. American Value II
          Invesco V.I. Balanced Risk Allocation II
          Lord Abbett Fundamental Equity, Value Class
          PIMCO Long-Term US Government, Advisor Class
          PIMCO Low Duration, Advisor Class
          PIMCO Real Return, Advisor Class
          PIMCO Short-Term, Advisor Class
          PIMCO Total Return, Advisor Class
          Royce Capital Small-Cap, Service Class

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 1, 2012 —	Invesco V.I. Global Real Estate II
          Invesco V.I. International Growth II
          Invesco V.I. Small Cap Equity II
          PIMCO All Asset, Advisor Class
          QS Legg Mason Dynamic Multi-Strategy VIT, Class II
          Templeton Developing Markets VIP-C2

May 1, 2013 —	Goldman Sachs Global Trends Allocation, Service Class PIMCO Global Diversified Allocation, Advisor Class
May 13, 2015 —	American Funds Asset Allocation - C4
          American Funds Blue Chip Income and Growth - C4
          American Funds Global Growth - C4
          American Funds Global Small Capitalization- C4
          American Funds Growth - C4
          American Funds International - C4
          American Funds New World - C4
          Goldman Sachs Core Fixed Income, Service Class

May 2, 2016 —	Protective Life Dynamic Allocation Series- Conservative Protective Life Dynamic Allocation Series- Moderate Protective Life Dynamic Allocation Series- Growth
January 17, 2017 —	American Funds IS Bond 4
          American Funds IS Capital Income Builder® 4
          American Funds IS Global Growth & Income 4
          American Funds IS Growth-Income 4
          American Funds IS US Government/ AAA-Rated Securities 4
          Franklin Mutual Global Discovery VIP 2
          Franklin Strategic Income VIP 2

          Accumulation Units

          The following table shows, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following table. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 5 of this Prospectus.

          You should read the information in the following table in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	PVA II B Series	PVA II B Series
American Funds Asset Allocation Class 4	2017	12.05	344,539
	2016	10.53	226,346
	2015	9.77	72,409
American Funds Bond Class 4	2017	10.11	20,327
American Funds Capital Income Builder Class 4	2017	10.70	34,698
American Funds Global Growth & Income Class 4	2017	11.63	2,510
American Funds Growth - Income Class 4	2017	11.36	3,277
American Funds IS Blue Chip Income & Growth Class 4	2017	12.62	87,883
	2016	10.96	69,488
	2015	9.37	23,247
American Funds IS Global Growth Class 4	2017	12.32	590,314
	2016	9.52	504,616
	2015	9.61	165,786
American Funds IS Global Small Capitalization Class 4	2017	10.98	18,525
	2016	8.86	5,640
	2015	8.81	1,021
American Funds IS Growth Class 4	2017	13.51	63,567
	2016	10.70	35,310
	2015	9.92	21,265
American Funds IS International Class 4	2017	11.48	6,448
	2016	8.82	469
	2015	8.65	463
American Funds IS New World Class 4	2017	11.94	5,902
	2016	9.37	4,901
	2015	9.04	—
American Funds US Government/AAA - Rated Securities Class 4	2017	9.91	4,740
ClearBridge Variable Mid Cap II	2017	18.34	854,567
	2016	16.51	920,490
	2015	15.33	298,070
	2014	15.23	1,003,681
	2013	14.31	1,077,349
	2012	10.58	577,599
	2011	9.11	41,216
ClearBridge Variable Small Cap Growth II	2017	19.91	280,824
	2016	16.28	219,827
	2015	15.63	98,218
	2014	16.59	203,306
	2013	16.20	226,251
	2012	11.19	96,007
	2011	9.53	4,163
Fidelity Contrafund Portfolio Service Class 2	2017	19.16	2,736,953
	2016	15.96	2,934,200
	2015	15.01	1,108,172
	2014	15.15	3,057,665
	2013	13.74	3,181,597
	2012	10.63	1,617,716
	2011	9.28	96,913
Fidelity Index 500 Portfolio Service Class 2	2017	21.15	2,541,702
	2016	17.65	2,512,084
	2015	16.03	1,550,102
	2014	16.07	1,448,434
	2013	14.37	1,267,562
	2012	11.04	610,761
	2011	9.67	40,449
Fidelity Investment Grade Bonds Service Class 2	2017	11.16	3,356,788
	2016	10.87	3,214,531
	2015	10.54	2,839,753
	2014	10.77	2,405,122
	2013	10.33	2,261,223
	2012	10.69	1,195,831
	2011	10.25	78,731
Fidelity Mid Cap Service Class 2	2017	17.98	2,465,545
	2016	15.11	2,782,288
	2015	13.68	814,244
	2014	14.09	3,001,582
	2013	13.46	3,274,450
	2012	10.04	1,825,854
	2011	8.88	122,593
Franklin Flex Cap Growth VIP Class 2	2017	17.58	174,621
	2016	14.03	183,411
	2015	14.63	78,063
	2014	14.21	137,754
	2013	13.56	146,519
	2012	10.00	79,286
	2011	9.27	2,582
Franklin Income VIP Class 2	2017	13.93	2,780,612
	2016	12.87	2,950,066
	2015	11.44	1,006,834
	2014	12.47	976,357
	2013	12.07	3,305,769
	2012	10.73	1,600,156
	2011	9.65	128,667
Franklin Mutual Global Discovery VIP Class 2	2017	10.34	7,921
Franklin Mutual Shares VIP Class 2	2017	16.54	4,306,192
	2016	15.47	4,693,201
	2015	13.50	1,207,801
	2014	14.39	4,500,175
	2013	13.61	5,260,020
	2012	10.75	2,839,060
	2011	9.54	216,879
Franklin Rising Dividends VIP Class 2	2017	19.94	2,951,403
	2016	16.76	3,311,228
	2015	14.63	1,012,671
	2014	15.38	3,826,516
	2013	14.34	4,052,087
	2012	11.20	2,196,744
	2011	10.14	190,127
Franklin Small Cap Value VIP Class 2	2017	19.37	274,397
	2016	17.74	306,825
	2015	13.80	91,803
	2014	15.10	144,414
	2013	15.21	270,000
	2012	11.31	135,949
	2011	9.68	6,862
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2017	17.24	354,455
	2016	14.39	366,223
	2015	13.99	83,508
	2014	14.56	299,034
	2013	13.73	288,808
	2012	10.07	138,448
	2011	9.20	7,991
Franklin Strategic Income VIP Class 2	2017	10.15	2,313
Franklin US Government Securities VIP Class 2	2017	9.97	4,269,960
	2016	9.97	4,486,340
	2015	10.03	4,510,870
	2014	10.12	4,574,187
	2013	9.92	4,413,287
	2012	10.28	2,320,608
	2011	10.22	166,876
Goldman Sachs Global Trends Allocation Fund Service Class	2017	11.94	425,744
	2016	10.70	421,660
	2015	10.39	448,592
	2014	11.17	233,353
	2013	10.89	162,875
Goldman Sachs Mid Cap Value Service Class	2017	16.90	1,778,635
	2016	15.44	2,005,887
	2015	13.81	558,322
	2014	15.47	2,205,100
	2013	13.83	2,346,513
	2012	10.57	1,435,337
	2011	9.06	139,959
Goldman Sachs Strategic Growth Service Class	2017	21.31	1,908,259
	2016	16.56	2,091,334
	2015	16.50	1,632,717
	2014	16.21	2,497,792
	2013	14.49	2,683,272
	2012	11.12	1,471,279
	2011	9.42	104,177
Goldman Sachs Strategic International Equity Service Class	2017	12.98	216,735
	2016	10.42	59,992
	2015	10.87	86,701
	2014	10.93	57,311
	2013	11.99	159,475
	2012	9.82	116,004
	2011	8.23	12,888
Goldman Sachs VIT Core Fixed Income Fund Service Class	2017	10.26	804,144
	2016	10.08	650,558
	2015	9.94	213,510
Goldman Sachs VIT Growth Opportunities Service Class	2017	18.62	143,970
	2016	14.86	176,232
	2015	14.85	38,136
	2014	15.87	231,438
	2013	14.47	180,096
	2012	11.09	97,630
	2011	9.41	1,042
Invesco VI American Value II	2017	17.41	333,710
	2016	16.08	311,964
	2015	14.14	99,383
	2014	15.80	156,090
	2013	14.63	141,369
	2012	11.06	46,710
	2011	9.57	535
Invesco VI Balanced Risk Allocation II	2017	13.27	3,077,406
	2016	12.24	3,230,214
	2015	11.12	3,102,576
	2014	11.78	2,674,304
	2013	11.29	2,640,188
	2012	11.28	1,108,337
	2011	10.33	37,421
Invesco VI Comstock II	2017	19.71	452,380
	2016	16.98	405,291
	2015	14.71	128,280
	2014	15.89	405,233
	2013	14.75	380,370
	2012	11.02	171,214
	2011	9.39	7,160
Invesco VI Equity and Income II	2017	16.76	1,808,451
	2016	15.33	1,964,606
	2015	13.52	535,499
	2014	14.06	1,978,899
	2013	13.10	1,941,681
	2012	10.63	1,004,181
	2011	9.58	68,073
Invesco VI Global Real Estate II	2017	13.93	362,161
	2016	12.52	29,889
	2015	12.46	53,815
	2014	12.85	433,645
	2013	11.38	391,601
	2012	11.26	125,875
Invesco VI Government Securities II	2017	10.24	906,636
	2016	10.20	761,290
	2015	10.23	386,976
	2014	10.36	276,805
	2013	10.10	180,331
	2012	10.53	166,665
	2011	10.44	8,278
Invesco VI Growth & Income II	2017	19.46	4,331,494
	2016	17.29	5,033,975
	2015	14.67	1,417,656
	2014	15.37	5,269,779
	2013	14.16	5,558,202
	2012	10.72	3,044,465
	2011	9.50	212,760
Invesco VI International Growth II	2017	13.66	271,305
	2016	11.28	37,816
	2015	11.50	40,354
	2014	11.97	48,547
	2013	12.12	127,464
	2012	10.34	23,939
Invesco VI Mid-Cap Growth II	2017	16.50	147,456
	2016	13.69	154,540
	2015	13.79	42,983
	2014	13.82	215,060
	2013	13.00	230,070
	2012	9.65	112,621
	2011	8.75	5,738
Invesco VI Small Cap Equity II	2017	15.75	82,985
	2016	14.03	82,967
	2015	12.71	19,481
	2014	13.67	54,427
	2013	13.56	62,780
	2012	10.02	35,941
Lord Abbett Bond Debenture VC	2017	13.91	6,516,383
	2016	12.90	6,907,510
	2015	11.66	7,472,786
	2014	11.99	7,306,428
	2013	11.65	6,945,400
	2012	10.91	3,287,886
	2011	9.82	250,347
Lord Abbett Calibrated Dividend Growth VC	2017	19.04	670,886
	2016	16.19	687,204
	2015	14.25	135,813
	2014	14.76	186,153
	2013	13.40	239,394
	2012	10.61	35,479
	2011	9.56	867
Lord Abbett Growth Opportunities VC	2017	16.95	380,935
	2016	13.97	406,898
	2015	13.98	109,575
	2014	13.79	66,704
	2013	13.17	68,951
	2012	9.74	44,041
	2011	8.65	1,180
Lord Abbett Mid Cap Stock VC	2017	16.67	139,851
	2016	15.81	158,027
	2015	13.76	65,055
	2014	14.49	135,134
	2013	13.17	139,429
	2012	10.24	84,936
	2011	9.05	6,961
Lord Abbett Series Fundamental Equity VC	2017	17.22	2,454,706
	2016	15.49	2,769,629
	2015	13.56	756,394
	2014	14.23	3,266,974
	2013	13.46	3,451,741
	2012	10.04	1,962,623
	2011	9.20	133,157
Oppenheimer Capital Appreciation Fund/VA Service Class	2017	18.73	452,658
	2016	15.00	448,608
	2015	15.58	302,724
	2014	15.28	185,424
	2013	13.45	125,839
	2012	10.53	65,550
	2011	9.37	4,287
Oppenheimer Global Strategic Income Fund/VA Service Class	2017	11.14	3,753,832
	2016	10.65	3,844,136
	2015	10.15	4,177,816
	2014	10.55	4,151,355
	2013	10.43	3,935,251
	2012	10.60	1,912,789
	2011	9.49	179,980
Oppenheimer Global VA/Service Class	2017	17.89	1,934,192
	2016	13.30	2,291,790
	2015	13.49	585,421
	2014	13.19	2,035,727
	2013	13.09	2,465,182
	2012	10.44	1,376,316
	2011	8.75	89,586
Oppenheimer Government Money Fund/VA	2017	9.24	9,402,757
	2016	9.32	11,298,853
	2015	9.44	60,905,994
	2014	9.57	11,283,505
	2013	9.69	1,672,651
	2012	9.82	894,788
	2011	9.94	35,736
Oppenheimer Main Street Fund/VA Service Class	2017	20.42	631,708
	2016	17.73	619,854
	2015	16.14	397,349
	2014	15.86	293,180
	2013	14.56	292,827
	2012	11.22	131,293
	2011	9.75	7,978
PIMCO VIT All Asset Advisor	2017	11.74	330,233
	2016	10.49	349,716
	2015	9.41	17,267
	2014	10.50	27,273
	2013	10.59	333,174
	2012	10.72	186,416
PIMCO VIT Global Diversified Allocation Portfolio	2017	12.63	346,123
	2016	10.95	300,533
	2015	10.31	286,391
	2014	11.06	96,869
	2013	10.60	48,560
PIMCO VIT Long-Term US Government Advisor	2017	13.58	501,164
	2016	12.64	310,126
	2015	12.74	388,495
	2014	13.10	279,332
	2013	10.71	257,870
	2012	12.48	191,833
	2011	12.12	18,289
PIMCO VIT Low Duration Advisor	2017	9.96	2,070,953
	2016	9.97	2,185,929
	2015	9.97	1,880,559
	2014	10.08	1,955,509
	2013	10.13	1,818,657
	2012	10.29	890,053
	2011	9.86	48,895
PIMCO VIT Real Return Advisor	2017	10.29	6,342,579
	2016	10.07	6,450,124
	2015	9.71	7,078,469
	2014	10.12	7,229,026
	2013	9.95	7,012,022
	2012	11.12	3,310,897
	2011	10.37	293,070
PIMCO VIT Short-Term Advisor	2017	10.06	1,500,900
	2016	9.96	1,738,155
	2015	9.87	1,661,472
	2014	9.90	2,053,096
	2013	9.97	2,113,973
	2012	10.05	808,515
	2011	9.92	49,702
PIMCO VIT Total Return Advisor	2017	11.09	10,370,771
	2016	10.72	10,169,580
	2015	10.58	10,733,637
	2014	10.69	10,847,381
	2013	10.39	10,717,469
	2012	10.75	5,338,954
	2011	9.95	354,934
Protective Life Dynamic Allocation Series - Conservative Portfolio	2017	11.24	671,657
	2016	10.14	287,629
Protective Life Dynamic Allocation Series - Growth Portfolio	2017	12.70	182,538
	2016	10.48	125,702
Protective Life Dynamic Allocation Series - Moderate Portfolio	2017	11.68	772,868
	2016	10.25	346,602
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II	2017	12.76	1,234,642
	2016	11.36	1,432,601
	2015	11.56	1,550,203
	2014	12.39	1,110,769
	2013	11.80	844,366
	2012	10.12	207,953
Royce Capital Fund Small-Cap Service Class	2017	15.05	2,790,742
	2016	14.51	2,949,809
	2015	12.19	732,780
	2014	14.04	2,940,365
	2013	13.82	3,503,937
	2012	10.41	1,988,973
	2011	9.40	137,686
Templeton Developing Markets VIP Fund Class 2	2017	11.17	438,417
	2016	8.06	375,283
	2015	6.95	32,950
	2014	8.76	34,071
	2013	9.69	238,427
	2012	9.91	125,621
Templeton Foreign VIP Fund Class 2	2017	11.85	439,930
	2016	10.29	453,909
	2015	9.73	172,924
	2014	10.54	147,492
	2013	12.02	420,951
	2012	9.90	280,216
	2011	8.48	43,925
Templeton Global Bond VIP Fund Class 2	2017	10.21	6,532,723
	2016	10.14	6,923,958
	2015	9.98	7,323,887
	2014	10.57	7,260,685
	2013	10.52	6,997,411
	2012	10.48	2,996,235
	2011	9.23	232,787
Templeton Growth VIP Fund Class 2	2017	15.06	253,864
	2016	12.88	266,941
	2015	11.90	96,667
	2014	12.89	100,990
	2013	13.44	242,964
	2012	10.41	116,837
	2011	8.71	18,411

          APPENDIX E

          EXAMPLE OF SECUREPAY 5 RIDER

          The purpose of the following example is to demonstrate the operation of the Secure Pay 5 rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

          ASSUMPTIONS:

            Joe, 60 years old on the Issue Date
            Purchased SecurePay 5 Rider
            Elected Single Life Coverage
            Began making SecurePay Withdrawals 12 years after the Rider Issue Date
            Because Joe elected single life coverage when he began taking withdrawals, he received the 5% Maximum Withdrawal Percentage
Contract Year	End of Year Attained Age	Roll Up Percentage	Maximum Allowed Withdrawal Percentage	Purchase Payments	Net Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	SecurePay Anniversary Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	60			100,000	N/A	—	—		100,000	—	100,000(A)	100,000(A)
1	61	5%	5%	50,000(B)	—	—	—		153,975	153,975(C)	155,000(D)	155,000(E)
2	62	5%	5%	—	—	—	—		161,676	161,676	162,750(F)	162,750
3	63	5%	5%	—	—	—	—		173,698	173,698	170,888(G)	173,698
4	64	5%	5%	—	—	—	—		176,543	176,543	182,383	182,383(H)
5	65	5%	5%	—	—	—	—		185,796	185,796	191,502	191,502
6	66	5%	5%	—	—	—	—		192,345	192,345	201,077	201,077(I)
7	67	5%	5%	—	—	—	—		228,976	228,976	211,131	228,976(J)
8	68	5%	5%	—	10,000(K)	—	—		228,630	228,630	230,350(L)	230,350(M)
9	69	5%	5%	—	—	—	—		249,675	249,675	241,867	249,675
10	70	5%	5%	—	—	—	—		265,498	265,498	262,159	265,498
11	71	0%(N)	5%	—	—	—	—		256,438	256,438	262,159	265,498(O)
12	72	0%	5%	—	13,275	13,275(P)	—		245,854	245,854	262,159	265,498
13	73	0%	5%	—	13,275	13,275(P)	—		243,965	243,965	262,159	265,498
14	74	0%	5%	—	5,000	13,275(Q)	8,275(Q)		240,951	240,951	262,159	265,498
15	75	0%	5%	—	13,275	13,275(R)	—		236,710	236,710	262,159	265,498
16	76	0%	5%	—	13,275	13,275(R)	—		227,843	227,843	262,159	265,498
17	77	0%	5%	—	13,275	13,275(R)	—		201,496	201,496	262,159	265,498
18	78	0%	5%	—	50,000	13,275(S)	—	36,725(T)	161,985	161,985	211,007	213,695(U)

          (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

          (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed beyond the second contract anniversary). The new Benefit Base is $150,000.

          (C) At the end of year 2, the SecurePay Anniversary Value is attained at the end of the year and equals $153,975 (the contract value as of the anniversary).

          (D) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

          (E) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $153,975, and $155,000, respectively).

          (F) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

          (G) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

          (H) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $176,543.

          (I) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $192,345.

          (J) The SecurePay Roll-Up Value ($211,131) is compared to the SecurePay Anniversary Value ($228,976).

          (K) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $219,381 ($228,976 x (1 - 4.2%)).

          (L) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5.0% x (1 - 4.2%) * $228,976) to $10,969. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($219,381 + $10,969 = $230,350).

          (M) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary ($219,381), the SecurePay Anniversary Value ($228,630) and the SecurePay Roll-Up Value ($230,350).

          (N) The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

          (O) The recalculated Benefit Base is equal to the Benefit Base on that anniversary ($265,498 because it is higher than both the SecurePay Anniversary Value ($256,438) and the SecurePay Roll-Up Value ($262,159).

          (P) For the next two years, Joe takes the full Annual Withdrawal Amount ($13,275 = 5% * $265,498).

          (Q) In year 14, Joe only takes $5,000 of the available $13,275. Please note that the $8,275 is not carried over to the next year.

          (R) For years 15-17, Joe takes the full Annual Withdrawal Amount of $13,275 (5% * $265,498).

          (S) In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $13,275, the remaining portion of his withdrawal ($36,725) is considered an Excess Withdrawal.

          (T) At the time of the Excess Withdrawal, the Contract Value minus the non-excess part of the withdrawal ($201,496 - $13,275 = $188,221) is less than the Benefit Base Therefore, the Benefit Base is reduced in the same proportion that the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

          (U) After the Excess Withdrawal, the new Benefit Base equals $213,695 = $265,498 * [1 - {$50,000 - $13,275}/{$201,496 - $13,275}].

          APPENDIX F

          EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

          The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

          ASSUMPTIONS:

            Joe, 75 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Single Life Coverage
            Began making Protective Income Manager Withdrawals immediately
Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)	Protective Income Manager Payment Factor	Contract Value Times Payment Factor	Optimal Withdrawal Amount	Total Withdrawal Taken	Excess Withdrawal	Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000(B)	0.06100	6,100	6,100	6,100	—	95,684	5,490
2	76	—	95,684	0.06357	6,082	6,082(C)	6,082	—	92,517	5,490
3	77	—	92,517	0.06642	6,145	6,145	6,145	—	98,541	5,490
4	78	—	98,541	0.06961	6,860	6,759(D)	6,759	—	91,009	5,490
5	79		91,009	0.07321	6,663	6,663	6,663	—	103,677	5,490
6	80	—	103,677	0.07729	8,014	7,329	40,000	32,671(E)	56,987	5,490
7	81	—	56,987	0.07607	4,335	4,335(F)	4,335	—	50,637	3,901(G)
8	82	—	50,637	0.08153	4,128	4,128	4,128	—	44,231	3,901
9	83	—	44,231	0.08790	3,888	3,901(H)	3,901	—	46,185	3,901
10	84	—	46,185	0.09543	4,407	4,292	4,292	—	38,156	3,901

          (A) Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of (a) 90% of your initial Optimal Withdrawal Amount ($5,490 = $6,100 * 90%); or (b) 90% of your Optimal Withdrawal Amount as of a Reset Date.

          (B) The initial Contract Value is equal to the initial Purchase Payment of $100,000.

          (C) We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06357) by the Contract Value ($95,684), which equals $6,082.

          (D) Although the Payment Factor (0.06961) times the Contract Value ($98,541) equals $6,860, the Optimal Withdrawal Amount is $6,759 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,145 x 1.10 = $6,759).

          (E) An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount ($32,671 = $40,000 - $7,329).

          (F) On the next Contract Anniversary following an Excess Withdrawal (the “Reset Date”), we reset the "initial" Optimal Withdrawal Amounts to equal the lesser of the first Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08197) is replaced by a new Payment Factor (0.07607) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,335, which is the Contract Value ($56,987) times the Payment Factor (0.07607). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

          (G) This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal 90% of that year's Optimal Withdrawal Amount.

          (H) The Optimal Withdrawal Amount is equal to $44,231 (Contract Value) times 0.08790 (Payment Factor) = $3,888. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $4,128 = $3,715) or 90% of the initial Optimal Withdrawal Amount ($4,335 x 90% = $3,901). Therefore, the recalculated Optimal Withdrawal Amount is equal to $3,901.

          APPENDIX G

          PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS

          The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

          For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

          Single Life Coverage

	Age of Covered Person on Rider Issue Date or Last Reset Date
Attained Age of Covered Person On Date of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544	0.50491	0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061	0.33990	0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822	0.25742	0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880	0.20794	0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586	0.17496	0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235	0.15141	0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472	0.13376	0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102	0.12004	0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007	0.10907	0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112	0.10010	0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366	0.09263	0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736	0.08631	0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197	0.08091	0.07985	0.07880	0.07776	0.07673	0.07607
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729	0.07622	0.07516	0.07410	0.07305	0.07200
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321	0.07213	0.07105	0.06998	0.06892
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961	0.06852	0.06743	0.06635
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642	0.06531	0.06422
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357	0.06245
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700

          Joint Life Coverage

	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Attained Age of Younger Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421	0.50368	0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897	0.33826	0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636	0.25555	0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680	0.20594	0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377	0.17287	0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018	0.14925	0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250	0.13154	0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875	0.11777	0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775	0.10676	0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876	0.09775	0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127	0.09025	0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494	0.08391	0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952	0.07847	0.07743	0.07639	0.07537	0.07434	0.07370
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482	0.07376	0.07271	0.07167	0.07063	0.06960
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071	0.06964	0.06858	0.06753	0.06649
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709	0.06601	0.06494	0.06388
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387	0.06278	0.06171
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099	0.05990
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

          APPENDIX H

          EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

          The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account Performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix F for a detailed example of the operation of the Protective Income Manager Rider.

          Example 1—Negative Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): -7% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,373	4,391	-7,681	85,555	-7.00%
2	82	0	85,555	2,216	3,952	-6,556	72,831	-7.00%
3	83	0	72,831	2,075	3,952	-5,553	61,251	-7.00%
4	84	0	61,251	1,948	3,952	-4,640	50,711	-7.00%
5	85	0	50,711	1,832	3,952	-3,808	41,119	-7.00%
6	86	0	41,119	1,726	3,952	-3,051	32,390	-7.00%
7	87	0	32,390	1,630	3,952	-2,362	24,446	-7.00%
8	88	0	24,446	1,542	3,952	-1,736	17,215	-7.00%
9	89	0	17,215	1,463	3,952	-1,165	10,635	-7.00%
10	90	0	10,635	1,390	3,952	-646	4,647	-7.00%
11	91	0	4,647	1,178	3,952	-176	0	-7.00%
12	92	0	0	0	3,952	0	0	-7.00%
13	93	0	0	0	3,952	0	0	-7.00%
14	94	0	0	0	3,952	0	0	-7.00%
15	95	0	0	0	3,952	0	0	-7.00%	3,952	0(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $3,952 until they both die.

          Example 2—Flat Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): 0% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,409	4,391	-964	92,235	0.00%
2	82	0	92,235	2,322	4,121	-889	84,904	0.00%
3	83	0	84,904	2,239	3,952	-817	77,895	0.00%
4	84	0	77,895	2,160	3,952	-747	71,036	0.00%
5	85	0	71,036	2,081	3,952	-679	64,323	0.00%
6	86	0	64,323	2,005	3,952	-613	57,753	0.00%
7	87	0	57,753	1,930	3,952	-548	51,323	0.00%
8	88	0	51,323	1,857	3,952	-484	45,029	0.00%
9	89	0	45,029	1,785	3,952	-422	38,870	0.00%
10	90	0	38,870	1,715	3,952	-361	32,842	0.00%
11	91	0	32,842	1,646	3,952	-301	26,942	0.00%
12	92	0	26,942	1,579	3,952	-243	21,167	0.00%
13	93	0	21,167	1,514	3,952	-186	15,516	0.00%
14	94	0	15,516	1,449	3,952	-130	9,985	0.00%
15	95	0	9,985	1,386	3,952	-75	4,571	0.00%	3,952	394(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $394 are less than Protected Lifetime Payments of $3,952, Sally and Joe will receive Protected Lifetime Payments in an annual amount of of $3,952 until they both die. The $394 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

          Example 3—Flat Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): 7% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,444	4,391	5,757	98,921	7.00%
2	82	0	98,921	2,432	4,420	5,692	97,761	7.00%
3	83	0	97,761	2,418	4,448	5,623	96,518	7.00%
4	84	0	96,518	2,403	4,476	5,548	95,187	7.00%
5	85	0	95,187	2,387	4,503	5,469	93,765	7.00%
6	86	0	93,765	2,370	4,530	5,384	92,249	7.00%
7	87	0	92,249	2,352	4,556	5,294	90,635	7.00%
8	88	0	90,635	2,333	4,581	5,198	88,919	7.00%
9	89	0	88,919	2,313	4,604	5,096	87,098	7.00%
10	90	0	87,098	2,292	4,627	4,988	85,167	7.00%
11	91	0	85,167	2,269	4,649	4,873	83,122	7.00%
12	92	0	83,122	2,245	4,669	4,752	80,960	7.00%
13	93	0	80,960	2,219	4,687	4,624	78,678	7.00%
14	94	0	78,678	2,192	4,703	4,488	76,270	7.00%
15	95	0	76,270	2,164	4,718	4,345	73,734	7.00%	3,952	6,354(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $6,354 are greater than Protected Lifetime Payments of $3,952, Sally and Joe will receive annuity payments in an annual amount of $6,354 until they both die. The $6,354 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

          If you would like to receive a free Statement of Additional Information for the Contracts offered under this Prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

          Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity II B Series.

          Name:

          Address

          City, State, Zip

          Daytime Telephone Number

          PROTECTIVE LIFE INSURANCE COMPANY

          P.O. Box 10648
          Birmingham, Alabama 35202-0648
          Telephone: 1-800-456-6330

          STATEMENT OF ADDITIONAL INFORMATION
          PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
          A FLEXIBLE PREMIUM
          DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

          This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2018. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

          THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2018.

          STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

          SAFEKEEPING OF ACCOUNT ASSETS

          Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

          Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

          The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

          STATE REGULATION

          Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

          RECORDS AND REPORTS

          Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

          LEGAL MATTERS

          Eversheds Sutherland (US) LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

          EXPERTS

          The statement of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

          The consolidated balance sheets of Protective Life Insurance Company as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company") and for the period from January 1, 2015 to January 31, 2015 ("Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

          The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

          1

          OTHER INFORMATION

          A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

          FINANCIAL STATEMENTS

          The audited statement of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

          The audited consolidated balance sheets for Protective Life as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company") and for the period from January 1, 2015 to January 31, 2015 ("Predecessor Company") as well as the Reports of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

          On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the "Master Transaction Agreement") with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. ("Liberty Mutual"), The Lincoln National Life Insurance Company ("Lincoln Life"), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual's Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty") (the "Transaction"). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company ("PLAIC"), a wholly owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary agreements at the closing of the Transaction. Under the reinsurance agreements, Liberty will cede to the Company and PLAIC substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.3 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.2 billion. The Transaction is expected to be completed on or about May 1, 2018, subject to regulatory approvals and other customary closing conditions. No more than 75 days after completion of the Transaction, the Company plans to file pro forma financial statements for the Company and other financial statements required by Securities and Exchange Commission ("SEC") regulations with the SEC.

          Financial Statements follow this page.

          2

          INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2017	FSA-6
Statement of Operations for the year ended December 31, 2017	FSA-21
Statement of Changes in Net Assets for the year ended December 31, 2017	FSA-36
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-51
Notes to Financial Statements	FSA-65

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

          Consolidated Statements of Income For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-3

          Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2017 (Successor Company) and as of December 31, 2016 (Successor Company)	F-5

          Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-7

          Consolidated Statements of Cash Flows For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-8
Notes to Consolidated Financial Statements:	F-10
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

          All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

          FSA-1

          Report of Independent Registered Public Accounting Firm

          To the Board of Directors of Protective Life Insurance Company and the Contract Owners of Protective Variable Annuity Separate Account

          Opinions on the Financial Statements

          We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Protective Variable Annuity Separate Account indicated in the table below as of December 31, 2017 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below (other than Guggenheim Macro Opportunities Strategies (Series M) subaccount, which only includes a statement of changes in net assets), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Protective Variable Annuity Separate Account as of December 31, 2017, and the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

American Funds Asset Allocation Class 2 (1)	Invesco VI Balanced Risk Allocation II (1)
American Funds Asset Allocation Class 4 (1)	Invesco VI Comstock I (1)
American Funds Blue Chip Income & Growth Class 2 (1)	Invesco VI Comstock II (1)
American Funds Blue Chip Income & Growth Class 4 (1)	Invesco VI Equity and Income II (1)
American Funds Bond Class 4 (9)	Invesco VI Global Real Estate II (1)
American Funds Capital Income Builder Class 4 (6)	Invesco VI Government Securities II (1)
American Funds Global Growth Class 2 (1)	Invesco VI Growth & Income I (1)
American Funds Global Growth Class 4 (1)	Invesco VI International Growth II (1)
American Funds Global Growth & Income Class 4 (8)	Invesco VI Mid-Cap Growth II (1)
American Funds Global Small Capitalization Class 2 (1)	Invesco VI Small Cap Equity II (1)
American Funds Global Small Capitalization Class 4 (1)	Protective Life Dynamic Allocation Series - Conservative (3)
American Funds Growth Class 2 (1)	Protective Life Dynamic Allocation Series - Growth (3)
American Funds Growth Class 4 (1)	Protective Life Dynamic Allocation Series - Moderate (3)
American Funds Growth-Income Class 4 (5)	ClearBridge Variable Mid Cap Portfolio II (1)
American Funds International Class 2 (1)	ClearBridge Variable Small Cap Growth II (1)
American Funds International Class 4 (1)	QS Legg Mason Dynamic Multi-Strategy VIT II (1)
American Funds IS Bond Fund Class 2 (12)	Lord Abbett Bond Debenture VC (1)
American Funds IS Capital Income Builder Class 2(11)	Lord Abbett Calibrated Dividend Growth VC (1)
American Funds IS Global Growth and Income Fund Class 2 (12)	Lord Abbett Classic Stock VC (1)
American Funds IS Growth-Income Fund Class 2 (13)	Lord Abbett Growth & Income VC (1)

          FSA-2

American Funds IS US Government/AAA-Rated Securities Fund Class 2 (14)	Lord Abbett Growth Opportunities VC (1)
American Funds New World Class 2 (1)	Lord Abbett International Opportunities VC (1)
American Funds New World Class 4 (1)	Lord Abbett Mid Cap Stock VC (1)
American Funds US Govt/AAA Rated Securities Class 4 (10)	Lord Abbett Series Fundamental Equity VC (1)
Calvert VP SRI Balanced (1)	MFS Growth Series IC (1)
Fidelity Contrafund Portfolio SC2 (1)	MFS Growth Series SC (1)
Fidelity Equity Income SC2 (1)	MFS Investors Trust IC (1)
Fidelity Freedom Fund - 2015 Maturity SC2 (1)	MFS Investors Trust SC (1)
Fidelity Freedom Fund - 2020 Maturity SC2 (1)	MFS New Discovery IC (1)
Fidelity Growth Portfolio SC2 (1)	MFS New Discovery SC (1)
Fidelity Index 500 Portfolio SC2 (1)	MFS Research IC (1)
Fidelity Investment Grade Bonds SC2 (1)	MFS Research SC (1)
Fidelity Mid Cap SC2 (1)	MFS Total Return IC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS Total Return SC (1)
Franklin Income VIP CL 2 (1)	MFS Utilities IC (1)
Franklin Mutual Global Discovery VIP CL 2 (4)	MFS Utilities SC (1)
Franklin Mutual Shares VIP CL 2 (1)	MFS VIT Total Return Bond SC (1)
Franklin Rising Dividend VIP CL 2 (1)	MFS VIT Value SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS VIT II Emerging Markets Equity SC (1)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS VIT II International Value SC (1)
Franklin Strategic Income VIP CL 2 (7)	MFS VIT II MA Investors Growth Stock IC (1)
Franklin US Government Securities VIP CL 2 (1)	MFS VIT II MA Investors Growth Stock SC (1)
Templeton Developing Markets VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund/VA (1)
Templeton Foreign VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund/VA SC (1)
Templeton Global Bond VIP CL 2 (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)
Templeton Growth VIP CL 2 (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA SC (1)
Goldman Sachs Global Trends Allocation SC (1)	Oppenheimer Global Fund/VA (1)
Goldman Sachs Large Cap Value (1)	Oppenheimer Global Fund/VA SC (1)
Goldman Sachs Large Cap Value Fund SC (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Mid Cap Value (1)	Oppenheimer Global Strategic Income Fund/VA SC (1)
Goldman Sachs Mid Cap Value SC (1)	Oppenheimer Government Money Fund/VA (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Main Street Fund/VA (1)
Goldman Sachs Small Cap Equity Insights SC (1)	Oppenheimer Main Street Fund/VA SC (1)
Goldman Sachs Strategic Growth (1)	PIMCO VIT All Asset Advisor (1)
Goldman Sachs Strategic Growth SC (1)	PIMCO VIT Global Diversified Allocation Portfolio (1)
Goldman Sachs Strategic International Equity (1)	PIMCO VIT Long-Term US Government Advisor (1)
Goldman Sachs Strategic International Equity SC (1)	PIMCO VIT Low Duration Advisor (1)
Goldman Sachs US Equity Insights (1)	PIMCO VIT Real Return Advisor (1)
Goldman Sachs US Equity Insights SC (1)	PIMCO VIT Short-Term Advisor (1)
Goldman Sachs VIT Core Fixed Income Fund SC (1)	PIMCO VIT Total Return Advisor (1)
Goldman Sachs VIT Growth Opportunities SC (1)	Royce Capital Fund Micro-Cap SC (1)
Guggenheim Floating Rate Strategies Series F (1)	Royce Capital Fund Small-Cap SC (1)
Guggenheim Global Managed Futures Strategy (1)
Guggenheim Long Short Equity (1)

          FSA-3

Guggenheim Macro Opportunities Strategies (Series M) (2)	Rydex Commodities Strategy (1)
Guggenheim Multi-Hedge Strategies (1)	Rydex Inverse Government Long Bond (1)
Invesco VI American Franchise I (1)	Morgan Stanley VIP, Inc. Global Real Estate II (1)
Invesco VI American Franchise II (1)	VanEck Global Hard Asset (1)
Invesco VI American Value II (1)

          (1) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the years ended December 31, 2017 and 2016

          (2) Statement of changes in net assets for the period January 1, 2016 to August 5, 2016 (date of liquidation)

          (3) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the year ended December 31, 2017 and for the period May 2, 2016 (commencement of operations) to December 31, 2016

          (4) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 3, 2017 (commencement of operations) to December 31, 2017

          (5) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 8, 2017 (commencement of operations) to December 31, 2017

          (6) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 17, 2017 (commencement of operations) to December 31, 2017

          (7) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 22, 2017 (commencement of operations) to December 31, 2017

          (8) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period March 7, 2017 (commencement of operations)  to December 31, 2017

          (9) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period March 23, 2017 (commencement of operations)  to December 31, 2017

          (10) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period April 12, 2017 (commencement of operations) to December 31, 2017

          (11) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period May 5, 2017  (commencement of operations) to December 31, 2017

          (12) Statement of assets and liabilities as of December 31, 2017 and statements of operations and changes in net assets for the period May 26, 2017 (commencement of operations) to December 31, 2017

          (13) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period June 12, 2017 (commencement of operations)  to December 31, 2017

          (14) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period June 20, 2017 (commencement of operations) to December 31, 2017

          Basis for Opinions

          These financial statements are the responsibility of Protective Life Insurance Company’s management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Protective Variable Annuity Separate Account based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the Protective Variable Annuity

          FSA-4

Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 24, 2018

We have served as the auditor of one or more of the subaccounts in Protective Variable Annuity Separate Account since 1994.

FSA-5

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2017

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
ASSETS
Investments in subaccounts at fair value	$83,402	$5,173	$11,511	$1,109	$293	$529	$59,095	$7,571	$356
Receivable from Protective Life Insurance Company	5	—	—	—	1	—	19	—	—
Total assets	83,407	5,173	11,511	1,109	294	529	59,114	7,571	356

LIABILITIES
Payable to Protective Life Insurance Company	5	—	—	—	—	—	19	—	—
Net assets	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

ANALYSIS OF NET ASSETS
Accumulation period	83,402	5,173	11,511	1,109	294	529	59,095	7,571	356
Annuity period	—	—	—	—	—	—	—	—	—
Net assets	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

Units Outstanding	4,101	434	897	88	29	49	4,714	615	29

Shares Owned in each Portfolio	3,551	221	778	75	28	51	1,954	251	23

Fair Value per Share	$23.49	$23.40	$14.80	$14.77	$10.68	$10.38	$30.24	$30.13	$15.60

Investment in Portfolio shares, at Cost	$59,920	$4,820	$10,232	$985	$299	$518	$49,062	$6,327	$333

The accompanying notes are an integral part of these financial statements

FSA-6

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
ASSETS
Investments in subaccounts at fair value	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420
Receivable from Protective Life Insurance Company	—	—	—	—	1	—	—	—	—
Total assets	942	203	9,234	2,366	949	2,890	74	617	420

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	1	—	—	—	—
Net assets	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

ANALYSIS OF NET ASSETS
Accumulation period	942	203	9,234	2,366	948	2,890	74	617	420
Annuity period	—	—	—	—	—	—	—	—	—
Net assets	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

Units Outstanding	84	19	672	193	79	248	6	61	39

Shares Owned in each Portfolio	38	8	119	31	19	134	3	58	40

Fair Value per Share	$24.72	$24.91	$77.35	$76.56	$49.31	$21.63	$21.42	$10.69	$10.40

Investment in Portfolio shares, at Cost	$825	$179	$8,142	$2,221	$896	$2,468	$71	$624	$414

The accompanying notes are an integral part of these financial statements

FSA-7

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands, except Fair Value per Share)	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
ASSETS
Investments in subaccounts at fair value	$187	$212	$25	$2,424	$70	$138	$1,253	$313,072
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	157
Total assets	187	212	25	2,424	70	138	1,253	313,229

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	—	—	—	158
Net assets	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

ANALYSIS OF NET ASSETS
Accumulation period	187	212	25	2,424	70	138	1,253	313,047
Annuity period	—	—	—	—	—	—	—	24
Net assets	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

Units Outstanding	16	19	3	200	6	14	55	14,006

Shares Owned in each Portfolio	12	4	2	97	3	12	562	8,450

Fair Value per Share	$15.78	$49.71	$11.96	$25.07	$24.99	$11.98	$2.23	$37.05

Investment in Portfolio shares, at Cost	$183	$207	$26	$2,008	$57	$140	$1,186	$234,226

The accompanying notes are an integral part of these financial statements

FSA-8

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
ASSETS
Investments in subaccounts at fair value	$7,623	$1,245	$1,808	$3,333	$629,068	$269,099	$370,921	$27,018	$239,081
Receivable from Protective Life Insurance Company	—	—	—	—	119	104	201	56	79
Total assets	7,623	1,245	1,808	3,333	629,187	269,203	371,122	27,074	239,160

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	1	119	104	202	56	81
Net assets	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

ANALYSIS OF NET ASSETS
Accumulation period	7,623	1,245	1,808	3,332	629,068	269,096	370,898	27,018	239,046
Annuity period	—	—	—	—	—	3	22	—	33
Net assets	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

Units Outstanding	343	75	96	125	27,652	21,901	17,087	1,363	14,303

Shares Owned in each Portfolio	327	91	130	46	2,349	21,545	9,815	3,622	14,785

Fair Value per Share	$23.32	$13.61	$13.94	$72.86	$267.78	$12.49	$37.79	$7.46	$16.17

Investment in Portfolio shares, at Cost	$6,437	$1,045	$1,333	$1,773	$480,412	$271,228	$300,097	$29,271	$223,651

The accompanying notes are an integral part of these financial statements

FSA-9

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
ASSETS
Investments in subaccounts at fair value	$1,010	$760,365	$405,590	$59,518	$34,548	$790	$534,691	$17,958	$120,513
Receivable from Protective Life Insurance Company	1	228	210	66	10	1	237	15	40
Total assets	1,011	760,593	405,800	59,584	34,558	791	534,928	17,973	120,553

LIABILITIES
Payable to Protective Life Insurance Company	1	231	210	66	10	1	238	15	40
Net assets	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

ANALYSIS OF NET ASSETS
Accumulation period	1,010	760,284	405,590	59,518	34,548	790	534,656	17,958	120,511
Annuity period	—	78	—	—	—	—	34	—	2
Net assets	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

Units Outstanding	96	42,841	18,488	2,608	1,735	76	49,200	1,585	8,543

Shares Owned in each Portfolio	51	37,346	14,251	3,005	1,938	73	44,263	1,755	7,790

Fair Value per Share	$19.80	$20.36	$28.46	$19.80	$17.83	$10.80	$12.08	$10.23	$15.47

Investment in Portfolio shares, at Cost	$1,012	$659,690	$305,587	$50,202	$35,159	$792	$578,076	$13,111	$112,124

The accompanying notes are an integral part of these financial statements

FSA-10

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
ASSETS
Investments in subaccounts at fair value	$332,340	$141,963	$7,565	$46,641	$136,488	$6,820	$175,683	$26,767	$18,725
Receivable from Protective Life Insurance Company	115	46	—	45	56	—	120	11	1
Total assets	332,455	142,009	7,565	46,686	136,544	6,820	175,803	26,778	18,726

LIABILITIES
Payable to Protective Life Insurance Company	115	48	—	54	56	1	120	15	1
Net assets	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

ANALYSIS OF NET ASSETS
Accumulation period	332,332	141,917	7,565	46,455	136,488	6,802	175,683	26,690	18,725
Annuity period	8	44	—	177	—	17	—	73	—
Net assets	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

Units Outstanding	26,736	8,966	639	1,577	7,820	226	9,603	541	764

Shares Owned in each Portfolio	20,130	8,889	608	5,148	15,065	403	10,365	1,960	1,382

Fair Value per Share	$16.51	$15.97	$12.45	$9.06	$9.06	$16.92	$16.95	$13.66	$13.55

Investment in Portfolio shares, at Cost	$371,064	$102,387	$6,912	$49,192	$140,085	$6,069	$152,953	$24,849	$11,190

The accompanying notes are an integral part of these financial statements

FSA-11

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
($ in thousands, except Fair Value per Share)	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
ASSETS
Investments in subaccounts at fair value	$33,384	$205,502	$29,101	$55,115	$31,998	$688	$27,737	$67,966	$4,108
Receivable from Protective Life Insurance Company	2	29	25	4	2	—	2	25	3
Total assets	33,386	205,531	29,126	55,119	32,000	688	27,739	67,991	4,111

LIABILITIES
Payable to Protective Life Insurance Company	4	29	26	4	3	—	2	25	3
Net assets	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

ANALYSIS OF NET ASSETS
Accumulation period	33,330	205,502	29,074	55,115	31,964	688	27,737	67,960	4,108
Annuity period	52	—	26	—	33	—	—	6	—
Net assets	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

Units Outstanding	961	8,794	1,620	4,472	655	23	2,683	2,966	364

Shares Owned in each Portfolio	10,442	10,442	2,675	2,675	1,649	35	2,604	8,827	156

Fair Value per Share	$19.73	$19.68	$10.91	$10.88	$19.41	$19.48	$10.65	$7.70	$26.26

Investment in Portfolio shares, at Cost	$16,364	$144,015	$33,295	$38,894	$16,274	$359	$27,810	$59,010	$4,071

The accompanying notes are an integral part of these financial statements

FSA-12

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
ASSETS
Investments in subaccounts at fair value	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,937
Receivable from Protective Life Insurance Company	—	—	1	—	—	8	38	34
Total assets	396	294	755	6,026	3,188	90,299	85,434	29,971

LIABILITIES
Payable to Protective Life Insurance Company	—	—	1	—	—	8	38	35
Net assets	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

ANALYSIS OF NET ASSETS
Accumulation period	396	294	754	6,026	3,188	90,291	85,396	29,858
Annuity period	—	—	—	—	—	—	—	78
Net assets	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

Units Outstanding	38	24	70	549	216	4,682	6,037	901

Shares Owned in each Portfolio	23	17	30	96	52	4,961	7,645	1,452

Fair Value per Share	$17.06	$17.59	$24.83	$62.97	$60.80	$18.20	$11.17	$20.62

Investment in Portfolio shares, at Cost	$451	$251	$722	$4,683	$1,343	$79,513	$91,611	$16,220

The accompanying notes are an integral part of these financial statements

FSA-13

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II
ASSETS
Investments in subaccounts at fair value	$203,000	$288,952	$18,081	$137,103	$34,829	$780,598	$90,138	$40,574	$16,795
Receivable from Protective Life Insurance Company	125	184	13	68	47	250	134	16	1
Total assets	203,125	289,136	18,094	137,171	34,876	780,848	90,272	40,590	16,796

LIABILITIES
Payable to Protective Life Insurance Company	129	187	13	69	50	250	134	16	1
Net assets	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

ANALYSIS OF NET ASSETS
Accumulation period	202,894	288,881	18,081	137,085	34,743	780,598	90,131	40,562	16,795
Annuity period	102	68	—	17	83	—	7	12	—
Net assets	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

Units Outstanding	7,170	13,848	1,344	13,042	1,191	33,288	6,507	2,052	1,069

Shares Owned in each Portfolio	9,883	15,248	1,072	12,122	1,534	34,448	2,292	7,337	882

Fair Value per Share	$20.54	$18.95	$16.86	$11.31	$22.70	$22.66	$39.33	$5.53	$19.05

Investment in Portfolio shares, at Cost	$128,341	$227,735	$17,449	$140,790	$25,726	$664,273	$72,406	$29,337	$15,768

The accompanying notes are an integral part of these financial statements

FSA-14

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands, except Fair Value per Share)	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
ASSETS
Investments in subaccounts at fair value	$18,885	$51,869	$112,089	$72,310	$22,706	$29,362	$672,290	$111,561	$31,026
Receivable from Protective Life Insurance Company	1	374	190	9	1	2	154	15	2
Total assets	18,886	52,243	112,279	72,319	22,707	29,364	672,444	111,576	31,028

LIABILITIES
Payable to Protective Life Insurance Company	2	374	190	9	1	2	157	16	2
Net assets	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

ANALYSIS OF NET ASSETS
Accumulation period	18,884	51,869	112,089	72,307	22,706	29,362	672,190	111,533	31,026
Annuity period	—	—	—	3	—	—	97	27	—
Net assets	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

Units Outstanding	1,683	4,072	9,550	3,437	962	2,328	38,072	4,777	1,575

Shares Owned in each Portfolio	1,654	3,972	9,388	3,594	910	2,226	54,304	6,964	2,328

Fair Value per Share	$11.42	$13.06	$11.94	$20.12	$24.96	$13.19	$12.38	$16.02	$13.33

Investment in Portfolio shares, at Cost	$17,502	$44,802	$103,574	$57,329	$17,999	$25,815	$660,867	$98,703	$27,408

The accompanying notes are an integral part of these financial statements

FSA-15

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
ASSETS
Investments in subaccounts at fair value	$87,449	$88,278	$28,657	$69,829	$255,340	$5,354	$53,088	$7,661	$69,445
Receivable from Protective Life Insurance Company	50	41	24	6	85	1	72	—	7
Total assets	87,499	88,319	28,681	69,835	255,425	5,355	53,160	7,661	69,452

LIABILITIES
Payable to Protective Life Insurance Company	54	41	24	10	85	1	72	1	7
Net assets	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

ANALYSIS OF NET ASSETS
Accumulation period	87,334	88,278	28,657	69,712	255,340	5,345	53,088	7,632	69,445
Annuity period	111	—	—	113	—	9	—	28	—
Net assets	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

Units Outstanding	3,830	4,040	1,529	2,909	13,068	150	1,916	270	2,845

Shares Owned in each Portfolio	2,354	6,217	2,906	2,849	13,539	109	1,123	255	2,339

Fair Value per Share	$37.15	$14.20	$9.86	$24.51	$18.86	$48.90	$47.27	$30.07	$29.69

Investment in Portfolio shares, at Cost	$55,529	$77,292	$20,166	$55,669	$230,623	$2,358	$27,745	$4,691	$46,850

The accompanying notes are an integral part of these financial statements

FSA-16

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
ASSETS
Investments in subaccounts at fair value	$2,300	$77,142	$5,945	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114
Receivable from Protective Life Insurance Company	—	41	—	10	16	35	—	36	202
Total assets	2,300	77,183	5,945	4,485	23,286	64,291	2,920	33,129	522,316

LIABILITIES
Payable to Protective Life Insurance Company	—	41	1	10	16	35	—	36	202
Net assets	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

ANALYSIS OF NET ASSETS
Accumulation period	2,300	77,142	5,928	4,475	23,257	64,243	2,920	33,093	522,093
Annuity period	—	—	16	—	13	13	—	—	21
Net assets	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

Units Outstanding	52	2,284	199	169	807	2,777	74	1,249	43,300

Shares Owned in each Portfolio	114	4,154	202	153	942	2,646	99	1,142	40,194

Fair Value per Share	$20.10	$18.57	$29.50	$29.17	$24.70	$24.28	$29.50	$28.98	$12.99

Investment in Portfolio shares, at Cost	$1,575	$59,553	$3,729	$2,859	$16,968	$49,627	$2,132	$27,460	$518,142

The accompanying notes are an integral part of these financial statements

FSA-17

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
ASSETS
Investments in subaccounts at fair value	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927
Receivable from Protective Life Insurance Company	78	—	1	—	4	—	21	—	—
Total assets	243,415	588	29,488	1,765	50,196	8,348	76,632	2,700	927

LIABILITIES
Payable to Protective Life Insurance Company	78	—	1	—	4	—	21	—	—
Net assets	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

ANALYSIS OF NET ASSETS
Accumulation period	243,320	588	29,487	1,765	50,192	8,337	76,602	2,700	927
Annuity period	17	—	—	—	—	11	9	—	—
Net assets	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

Units Outstanding	10,465	53	1,618	135	3,815	276	3,512	96	36

Shares Owned in each Portfolio	11,841	35	1,061	95	2,731	150	1,396	32	12

Fair Value per Share	$20.55	$16.94	$27.80	$18.60	$18.38	$55.70	$54.89	$84.21	$79.87

Investment in Portfolio shares, at Cost	$151,564	$496	$17,216	$1,680	$48,339	$6,157	$62,016	$1,609	$494

The accompanying notes are an integral part of these financial statements

FSA-18

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
ASSETS
Investments in subaccounts at fair value	$9,785	$410,951	$11,144	$374,255	$377,284	$9,181	$92,333	$9,406	$5,988	$20,196
Receivable from Protective Life Insurance Company	—	221	1	351	378	—	30	1	—	1
Total assets	9,785	411,172	11,145	374,606	377,662	9,181	92,363	9,407	5,988	20,197

LIABILITIES
Payable to Protective Life Insurance Company	2	223	2	353	258	1	30	1	—	1
Net assets	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

ANALYSIS OF NET ASSETS
Accumulation period	9,736	410,918	11,084	374,230	377,402	9,146	92,333	9,406	5,988	20,196
Annuity period	47	31	59	23	2	34	—	—	—	—
Net assets	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

Units Outstanding	215	14,314	492	23,422	92,044	342	4,162	807	476	1,479

Shares Owned in each Portfolio	206	8,766	2,172	71,016	377,284	285	2,894	857	548	1,649

Fair Value per Share	$47.42	$46.88	$5.13	$5.27	$1.00	$32.25	$31.91	$10.97	$10.92	$12.25

Investment in Portfolio shares, at Cost	$5,516	$268,622	$10,762	$389,720	$377,284	$6,096	$79,384	$8,552	$5,537	$20,283

The accompanying notes are an integral part of these financial statements

FSA-19

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands, except Fair Value per Share)	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
ASSETS
Investments in subaccounts at fair value	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246
Receivable from Protective Life Insurance Company	59	154	277	257	3	83	—	—	3	—
Total assets	125,765	374,471	72,827	887,178	27,196	238,743	10	7	9,385	246

LIABILITIES
Payable to Protective Life Insurance Company	59	154	277	257	3	83	—	—	3	—
Net assets	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

ANALYSIS OF NET ASSETS
Accumulation period	125,706	374,317	72,550	886,905	27,193	238,660	10	7	9,380	246
Annuity period	—	—	—	16	—	—	—	—	2	—
Net assets	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

Units Outstanding	12,137	34,564	7,102	75,131	2,081	14,305	2	1	623	8

Shares Owned in each Portfolio	12,276	30,138	6,996	81,071	2,663	27,913	—	—	846	10

Fair Value per Share	$10.24	$12.42	$10.37	$10.94	$10.21	$8.55	$87.44	$94.74	$11.09	$23.73

Investment in Portfolio shares, at Cost	$128,118	$410,259	$71,688	$911,918	$28,702	$253,131	$16	$9	$6,765	$165

The accompanying notes are an integral part of these financial statements

FSA-20

The Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	3/23/2017	2/17/2017	1/1/2017	1/1/2017	3/7/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,239	$62	$212	$19	$4	$6	$360	$40	$7

EXPENSES
Mortality and expense risk and administrative charges	799	47	85	12	1	2	469	84	2

Net investment income (loss)	440	15	127	7	3	4	(109)	(44)	5

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1,326	8	4	—	—	—	436	9
Capital gain distributions	3,708	172	352	33	1	—	1,560	193	3
Net realized gain (loss) on investments	5,034	180	356	33	1	—	1,996	202	3

Net unrealized appreciation (depreciation) on investments	5,977	282	961	95	(5)	11	11,419	1,435	23
Net realized and unrealized gain (loss) on investments	11,011	462	1,317	128	(4)	11	13,415	1,637	26

Net increase (decrease) in net assets resulting from operations	$11,451	$477	$1,444	$135	$(1)	$15	$13,306	$1,593	$31

The accompanying notes are an integral part of these financial statements

FSA-21

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/8/2017	1/1/2017	1/1/2017	5/26/2017	5/5/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3	$1	$41	$8	$10	$31	$1	$8	$4

EXPENSES
Mortality and expense risk and administrative charges	6	2	66	11	5	18	—	1	1

Net investment income (loss)	(3)	(1)	(25)	(3)	5	13	1	7	3

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	—	13	1	—	—	—		—
Capital gain distributions	—	—	698	56	33	24	—	1	—
Net realized gain (loss) on investments	2	—	711	57	33	24	—	1	—

Net unrealized appreciation (depreciation) on investments	159	27	986	131	52	475	3	(7)	6
Net realized and unrealized gain (loss) on investments	161	27	1,697	188	85	499	3	(6)	6

Net increase (decrease) in net assets resulting from operations	$158	$26	$1,672	$185	$90	$512	$4	$1	$9

The accompanying notes are an integral part of these financial statements

FSA-22

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
	5/26/2017	6/12/2017	6/20/2017	1/1/2017	1/1/2017	4/12/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3	$2	$—	$20	$—	$1	$24	$2,326

EXPENSES
Mortality and expense risk and administrative charges	—	—	—	15	1	1	17	3,325

Net investment income (loss)	3	2	—	5	(1)	—	7	(999)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	—	—	1	2	—	11	3,763
Capital gain distributions	—	—	—	—	—	—	12	16,348
Net realized gain (loss) on investments	—	—	—	1	2	—	23	20,111

Net unrealized appreciation (depreciation) on investments	4	6	—	381	13	(1)	96	36,259

Net realized and unrealized gain (loss) on investments	4	6	—	382	15	(1)	119	56,370

Net increase (decrease) in net assets resulting from operations	$7	$8	$—	$387	$14	$(1)	$126	$55,371

The accompanying notes are an integral part of these financial statements

FSA-23

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$112	$15	$22	$2	$9,098	$5,887	$1,730	$—	$9,815

EXPENSES
Mortality and expense risk and administrative charges	80	10	19	31	5,764	2,768	3,747	285	2,563

Net investment income (loss)	32	5	3	(29)	3,334	3,119	(2,017)	(285)	7,252

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	138	18	76	75	2,081	72	4,087	341	1,026
Capital gain distributions	166	28	58	208	1,679	1,137	16,548	60	—
Net realized gain (loss) on investments	304	46	134	283	3,760	1,209	20,635	401	1,026

Net unrealized appreciation (depreciation) on investments	501	80	133	592	94,192	2,934	44,133	5,751	11,035

Net realized and unrealized gain (loss) on investments	805	126	267	875	97,952	4,143	64,768	6,152	12,061

Net increase (decrease) in net assets resulting from operations	$837	$131	$270	$846	$101,286	$7,262	$62,751	$5,867	$19,313

The accompanying notes are an integral part of these financial statements

FSA-24

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
	2/3/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/22/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$6	$17,000	$5,959	$302	$—	$11	$14,083	$157	$3,067

EXPENSES
Mortality and expense risk and administrative charges	3	8,092	4,226	646	383	4	5,621	172	1,238

Net investment income (loss)	3	8,908	1,733	(344)	(383)	7	8,462	(15)	1,829

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	5,851	5,823	(73)	6	—	(365)	135	1,241
Capital gain distributions	19	30,828	14,195	4,125	3,226	—	—	—	—
Net realized gain (loss) on investments	19	36,679	20,018	4,052	3,232	—	(365)	135	1,241

Net unrealized appreciation (depreciation) on investments	(1)	6,702	47,147	813	3,128	(1)	(6,554)	4,620	14,060

Net realized and unrealized gain (loss) on investments	18	43,381	67,165	4,865	6,360	(1)	(6,919)	4,755	15,301

Net increase (decrease) in net assets resulting from operations	$21	$52,289	$68,898	$4,521	$5,977	$6	$1,543	$4,740	$17,130

The accompanying notes are an integral part of these financial statements

FSA-25

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$2,315	$22	$765	$1,873	$50	$838	$141	$55

EXPENSES
Mortality and expense risk and administrative charges	3,859	1,516	99	558	1,446	67	1,893	325	150

Net investment income (loss)	(3,859)	799	(77)	207	427	(17)	(1,055)	(184)	(95)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(1,963)	4,985	46	471	891	87	1,283	407	1,219
Capital gain distributions	1,102	—	188	8,019	23,497	374	9,495	2,893	2,046
Net realized gain (loss) on investments	(861)	4,985	234	8,490	24,388	461	10,778	3,300	3,265

Net unrealized appreciation (depreciation) on investments	7,690	16,924	643	(4,748)	(13,773)	225	6,207	(552)	(1,348)

Net realized and unrealized gain (loss) on investments	6,829	21,909	877	3,742	10,615	686	16,985	2,748	1,917

Net increase (decrease) in net assets resulting from operations	$2,970	$22,708	$800	$3,949	$11,042	$669	$15,930	$2,564	$1,822

The accompanying notes are an integral part of these financial statements

FSA-26

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$162	$504	$520	$851	$416	$8	$689	$—	$128

EXPENSES
Mortality and expense risk and administrative charges	377	2,303	303	487	415	8	269	761	39

Net investment income (loss)	(215)	(1,799)	217	364	1	—	420	(761)	89

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2,550	6,714	(699)	2,421	1,872	31	—	922	1
Capital gain distributions	1,403	8,658	—	—	3,256	73	—	6,710
Net realized gain (loss) on investments	3,953	15,372	(699)	2,421	5,128	104	—	7,632	1

Net unrealized appreciation (depreciation) on investments	4,559	36,734	6,974	9,038	1,210	29	118	8,213	5

Net realized and unrealized gain (loss) on investments	8,512	52,106	6,275	11,459	6,338	133	118	15,845	6

Net increase (decrease) in net assets resulting from operations	$8,297	$50,307	$6,492	$11,823	$6,339	$133	$538	$15,084	$95

The accompanying notes are an integral part of these financial statements

FSA-27

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$5	$1	$—	$5	$—	$375	$3,199	$625

EXPENSES
Mortality and expense risk and administrative charges	3	3	7	72	33	785	1,160	352

Net investment income (loss)	2	(2)	(7)	(67)	(33)	(410)	2,039	273

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(1)	3	—	66	152	529	598	1,109
Capital gain distributions	—	—	—	467	258	741	4,588	1,218
Net realized gain (loss) on investments	(1)	3	—	533	410	1,270	5,186	2,327

Net unrealized appreciation (depreciation) on investments	27	36	26	879	359	4,952	(456)	1,820

Net realized and unrealized gain (loss) on investments	26	39	26	1,412	769	6,222	4,730	4,147

Net increase (decrease) in net assets resulting from operations	$28	$37	$19	$1,345	$736	$5,812	$6,769	$4,420

The accompanying notes are an integral part of these financial statements

FSA-28

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3,793	$4,114	$541	$2,501	$520	$9,951	$1,063	$—	$—

EXPENSES
Mortality and expense risk and administrative charges	2,025	2,993	157	1,183	422	8,103	778	438	147

Net investment income (loss)	1,768	1,121	384	1,318	98	1,848	285	(438)	(147)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	5,708	3,737	(158)	(35)	615	9,742	870	404	46
Capital gain distributions	8,309	5,139	295	—	1,428	32,020	—	2,541	750
Net realized gain (loss) on investments	14,017	8,876	137	(35)	2,043	41,762	870	2,945	796

Net unrealized appreciation (depreciation) on investments	14,100	16,271	518	(250)	2,042	49,788	14,316	4,976	1,217

Net realized and unrealized gain (loss) on investments	28,117	25,147	655	(285)	4,085	91,550	15,186	7,921	2,013

Net increase (decrease) in net assets resulting from operations	$29,885	$26,268	$1,039	$1,033	$4,183	$93,398	$15,471	$7,483	$1,866

The accompanying notes are an integral part of these financial statements

FSA-29

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$175	$310	$641	$135	$—	$355	$27,507	$1,788	$247

EXPENSES
Mortality and expense risk and administrative charges	168	367	659	808	234	446	7,303	1,063	336

Net investment income (loss)	7	(57)	(18)	(673)	(234)	(91)	20,204	725	(89)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	9	58	26	834	156	270	2,287	777	292
Capital gain distributions	—	—	—	4,006	479	—	6,480	6,114	2,524
Net realized gain (loss) on investments	9	58	26	4,840	635	270	8,767	6,891	2,816

Net unrealized appreciation (depreciation) on investments	1,339	6,493	8,158	3,394	3,561	3,341	22,249	9,802	1,700

Net realized and unrealized gain (loss) on investments	1,348	6,551	8,184	8,234	4,196	3,611	31,016	16,693	4,516

Net increase (decrease) in net assets resulting from operations	$1,355	$6,494	$8,166	$7,561	$3,962	$3,520	$51,220	$17,418	$4,427

The accompanying notes are an integral part of these financial statements

FSA-30

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,129	$—	$295	$421	$2,586	$5	$—	$53	$372

EXPENSES
Mortality and expense risk and administrative charges	948	832	262	708	2,770	71	526	101	764

Net investment income (loss)	181	(832)	33	(287)	(184)	(66)	(526)	(48)	(392)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	4,874	1,040	1,888	1,709	1,681	357	1,743	150	1,201
Capital gain distributions	8,356	3,017	2,271	6,777	19,135	196	2,068	288	2,666
Net realized gain (loss) on investments	13,230	4,057	4,159	8,486	20,816	553	3,811	438	3,867

Net unrealized appreciation (depreciation) on investments	(3,379)	13,483	4,533	(4,253)	6,419	846	9,997	1,079	9,928

Net realized and unrealized gain (loss) on investments	9,851	17,540	8,692	4,233	27,235	1,399	13,808	1,517	13,795

Net increase (decrease) in net assets resulting from operations	$10,032	$16,708	$8,725	$3,946	$27,051	$1,333	$13,282	$1,469	$13,403

The accompanying notes are an integral part of these financial statements

FSA-31

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$78	$49	$557	$1,370	$128	$1,408	$16,558

EXPENSES
Mortality and expense risk and administrative charges	31	839	82	47	303	666	42	402	5,485

Net investment income (loss)	(31)	(839)	(4)	2	254	704	86	1,006	11,073

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	105	1,784	358	118	572	1,084	139	432	180
Capital gain distributions	41	1,529	381	293	648	1,758	—		—
Net realized gain (loss) on investments	146	3,313	739	411	1,220	2,842	139	432	180

Net unrealized appreciation (depreciation) on investments	377	14,359	455	462	998	3,101	176	2,909	4,920

Net realized and unrealized gain (loss) on investments	523	17,672	1,194	873	2,218	5,943	315	3,341	5,100

Net increase (decrease) in net assets resulting from operations	$492	$16,833	$1,190	$875	$2,472	$6,647	$401	$4,347	$16,173

The accompanying notes are an integral part of these financial statements

FSA-32

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$4,109	$5	$368	$11	$204	$19	$7	$1	$—

EXPENSES
Mortality and expense risk and administrative charges	2,606	5	258	23	429	106	726	37	9

Net investment income (loss)	1,503	—	110	(12)	(225)	(87)	(719)	(36)	(9)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	4,290	8	1,026	9	404	83	600	83	15
Capital gain distributions	9,518	—	27	88	2,543	714	6,804	257	95
Net realized gain (loss) on investments	13,808	8	1,053	97	2,947	797	7,404	340	110

Net unrealized appreciation (depreciation) on investments	20,621	167	5,332	324	9,002	1,053	9,867	314	113

Net realized and unrealized gain (loss) on investments	34,429	175	6,385	421	11,949	1,850	17,271	654	223

Net increase (decrease) in net assets resulting from operations	$35,932	$175	$6,495	$409	$11,724	$1,763	$16,552	$618	$214

The accompanying notes are an integral part of these financial statements

FSA-33

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$87	$2,941	$270	$7,480	$1,708	$127	$895	$408	$164	$393

EXPENSES
Mortality and expense risk and administrative charges	117	4,389	158	4,112	4,779	130	885	109	76	222

Net investment income (loss)	(30)	(1,448)	112	3,368	(3,071)	(3)	10	299	88	171

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	420	20,720	17	(331)	—	471	468	44	39	(28)
Capital gain distributions	—	—	—	—	—	171	1,468	—	—	—
Net realized gain (loss) on investments	420	20,720	17	(331)	—	642	1,936	44	39	(28)

Net unrealized appreciation (depreciation) on investments	2,355	100,161	427	14,951	—	802	10,204	670	666	1,199

Net realized and unrealized gain (loss) on investments	2,775	120,881	444	14,620	—	1,444	12,140	714	705	1,171

Net increase (decrease) in net assets resulting from operations	$2,745	$119,433	$556	$17,988	$(3,071)	$1,441	$12,150	$1,013	$793	$1,342

The accompanying notes are an integral part of these financial statements

FSA-34

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,501	$8,492	$1,173	$16,981	$144	$1,855	$—	$—	$224	$—

EXPENSES
Mortality and expense risk and administrative charges	1,324	4,153	852	9,780	302	2,278	—	—	117	4

Net investment income (loss)	177	4,339	321	7,201	(158)	(423)	—	—	107	(4)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(122)	(580)	4	(241)	912	(25,652)	—	—	65	3
Capital gain distributions	—	—	—	—	2,784	—	—	—	—	—
Net realized gain (loss) on investments	(122)	(580)	4	(241)	3,696	(25,652)	—	—	65	3

Net unrealized appreciation (depreciation) on investments	117	5,092	490	24,739	(3,016)	24,057	—	(1)	549	(10)

Net realized and unrealized gain (loss) on investments	(5)	4,512	494	24,498	680	(1,595)	—	(1)	614	(7)

Net increase (decrease) in net assets resulting from operations	$172	$8,851	$815	$31,699	$522	$(2,018)	$—	$(1)	$721	$(11)

The accompanying notes are an integral part of these financial statements

FSA-35

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	3/23/2017	2/17/2017	1/1/2017	1/1/2017	3/7/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$440	$15	$127	$7	$3	$4	$(109)	$(44)	$5
Net realized gain (loss) on investments	5,034	180	356	33	1	—	1,996	202	3
Net unrealized appreciation (depreciation) on investments	5,977	282	961	95	(5)	11	11,419	1,435	23

Net increase (decrease) in net assets resulting from operations	11,451	477	1,444	135	(1)	15	13,306	1,593	31

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,342	1,694	1,540	357	220	339	4,680	1,652	129
Contract maintenance fees	(717)	(37)	(66)	(8)	(1)	(1)	(728)	(74)	—
Contract owners’ benefits	(7,102)	(252)	(191)	(64)	(3)	(2)	(1,262)	(443)	—
Transfer (to) from other portfolios	642	907	1,658	(72)	79	178	2,803	39	196
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,835)	2,312	2,941	213	295	514	5,493	1,174	325

Total increase (decrease) in net assets	5,616	2,789	4,385	348	294	529	18,799	2,767	356

NET ASSETS
Beginning of period	77,786	2,384	7,126	761	—	—	40,296	4,804	—
End of period	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

The accompanying notes are an integral part of these financial statements

FSA-36

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/8/2017	1/1/2017	1/1/2017	5/26/2017	5/5/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(3)	$(1)	$(25)	$(3)	$5	$13	$1	$7	$3
Net realized gain (loss) on investments	2	—	711	57	33	24	—	1	—
Net unrealized appreciation (depreciation) on investments	159	27	986	131	52	475	3	(7)	6

Net increase (decrease) in net assets resulting from operations	158	26	1,672	185	90	512	4	1	9

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	154	93	1,921	1,395	397	743	18	492	292
Contract maintenance fees	(4)	—	(55)	(7)	—	(10)	—	—	(1)
Contract owners’ benefits	(3)	(14)	(154)	(43)	(6)	(34)	(1)	—	—
Transfer (to) from other portfolios	112	48	806	458	467	500	49	124	120
Net increase (decrease) in net assets resulting from variable annuity contract transactions	259	127	2,518	1,803	858	1,199	66	616	411

Total increase (decrease) in net assets	417	153	4,190	1,988	948	1,711	70	617	420

NET ASSETS
Beginning of period	525	50	5,044	378	—	1,179	4	—	—
End of period	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

The accompanying notes are an integral part of these financial statements

FSA-37

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
	5/26/2017	6/12/2017	6/20/2017	1/1/2017	1/1/2017	4/12/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$3	$2	$—	$5	$(1)	$—	$7	$(999)
Net realized gain (loss) on investments	—	—	—	1	2	—	23	20,111
Net unrealized appreciation (depreciation) on investments	4	6	—	381	13	(1)	96	36,259

Net increase (decrease) in net assets resulting from operations	7	8	—	387	14	(1)	126	55,371

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	124	171	22	562	—	161	—	4,154
Contract maintenance fees	—	—	—	(8)	—	—	(1)	(3,229)
Contract owners’ benefits	—	—	—	(13)	(1)	(1)	(149)	(23,166)
Transfer (to) from other portfolios	56	33	3	484	11	(21)	10	(2,750)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	180	204	25	1,025	10	139	(140)	(24,991)

Total increase (decrease) in net assets	187	212	25	1,412	24	138	(14)	30,380

NET ASSETS
Beginning of period	—	—	—	1,012	46	—	1,267	282,691
End of period	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

The accompanying notes are an integral part of these financial statements

FSA-38

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$32	$5	$3	$(29)	$3,334	$3,119	$(2,017)	$(285)	$7,252
Net realized gain (loss) on investments	304	46	134	283	3,760	1,209	20,635	401	1,026
Net unrealized appreciation (depreciation) on investments	501	80	133	592	94,192	2,934	44,133	5,751	11,035

Net increase (decrease) in net assets resulting from operations	837	131	270	846	101,286	7,262	62,751	5,867	19,313

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	9	1	3	6	56,251	7,771	8,058	334	5,514
Contract maintenance fees	(53)	(8)	(18)	(11)	(2,747)	(3,162)	(3,928)	(276)	(2,099)
Contract owners’ benefits	(971)	(102)	(445)	(226)	(26,160)	(16,749)	(23,843)	(2,009)	(19,165)
Transfer (to) from other portfolios	(214)	212	(81)	253	25,748	31,844	(15,110)	(6)	1,679
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,229)	103	(541)	22	53,092	19,704	(34,823)	(1,957)	(14,071)

Total increase (decrease) in net assets	(392)	234	(271)	868	154,378	26,966	27,928	3,910	5,242

NET ASSETS
Beginning of period	8,015	1,011	2,079	2,464	474,690	242,133	342,992	23,108	233,837
End of period	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

The accompanying notes are an integral part of these financial statements

FSA-39

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
	2/3/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/22/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$3	$8,908	$1,733	$(344)	$(383)	$7	$8,462	$(15)	$1,829
Net realized gain (loss) on investments	19	36,679	20,018	4,052	3,232	—	(365)	135	1,241
Net unrealized appreciation (depreciation) on investments	(1)	6,702	47,147	813	3,128	(1)	(6,554)	4,620	14,060

Net increase (decrease) in net assets resulting from operations	21	52,289	68,898	4,521	5,977	6	1,543	4,740	17,130

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	763	5,714	4,833	782	911	475	3,172	3,239	760
Contract maintenance fees	(1)	(8,616)	(4,210)	(566)	(321)	—	(6,467)	(131)	(1,160)
Contract owners’ benefits	(12)	(56,860)	(29,870)	(4,094)	(3,456)	(10)	(39,684)	(649)	(9,970)
Transfer (to) from other portfolios	239	(7,667)	(9,068)	(25)	395	319	41,643	821	(2,109)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	989	(67,429)	(38,315)	(3,903)	(2,471)	784	(1,336)	3,280	(12,479)

Total increase (decrease) in net assets	1,010	(15,140)	30,583	618	3,506	790	207	8,020	4,651

NET ASSETS
Beginning of period	—	775,502	375,007	58,900	31,042	—	534,483	9,938	115,862
End of period	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

The accompanying notes are an integral part of these financial statements

FSA-40

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(3,859)	$799	$(77)	$207	$427	$(17)	$(1,055)	$(184)	$(95)
Net realized gain (loss) on investments	(861)	4,985	234	8,490	24,388	461	10,778	3,300	3,265
Net unrealized appreciation (depreciation) on investments	7,690	16,924	643	(4,748)	(13,773)	225	6,207	(552)	(1,348)

Net increase (decrease) in net assets resulting from operations	2,970	22,708	800	3,949	11,042	669	15,930	2,564	1,822

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	3,084	287	434	82	48	12	1,245	41	13
Contract maintenance fees	(4,068)	(1,290)	(86)	(65)	(1,564)	(8)	(2,141)	(48)	(222)
Contract owners’ benefits	(25,415)	(13,021)	(643)	(6,294)	(10,997)	(849)	(11,027)	(3,153)	(1,571)
Transfer (to) from other portfolios	9,709	(8,996)	(105)	(201)	(997)	(296)	(823)	(501)	(687)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16,690)	(23,020)	(400)	(6,478)	(13,510)	(1,141)	(12,746)	(3,661)	(2,467)

Total increase (decrease) in net assets	(13,720)	(312)	400	(2,529)	(2,468)	(472)	3,184	(1,097)	(645)

NET ASSETS
Beginning of period	346,060	142,273	7,165	49,161	138,956	7,291	172,499	27,860	19,370
End of period	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

The accompanying notes are an integral part of these financial statements

FSA-41

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(215)	$(1,799)	$217	$364	$1	$—	$420	$(761)	$89
Net realized gain (loss) on investments	3,953	15,372	(699)	2,421	5,128	104	—	7,632	1
Net unrealized appreciation (depreciation) on investments	4,559	36,734	6,974	9,038	1,210	29	118	8,213	5

Net increase (decrease) in net assets resulting from operations	8,297	50,307	6,492	11,823	6,339	133	538	15,084	95

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	89	1,148	62	340	51	1	1,909	83	296
Contract maintenance fees	(57)	(2,391)	(111)	(599)	(16)	(7)	(373)	(647)	(2)
Contract owners’ benefits	(4,527)	(14,156)	(3,301)	(4,541)	(3,506)	(45)	(1,289)	(5,585)	(75)
Transfer (to) from other portfolios	(755)	(9,932)	(1,079)	3,183	(984)	5	2,878	(3,813)	259
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,250)	(25,331)	(4,429)	(1,617)	(4,455)	(46)	3,125	(9,962)	478

Total increase (decrease) in net assets	3,047	24,976	2,063	10,206	1,884	87	3,663	5,122	573

NET ASSETS
Beginning of period	30,335	180,526	27,037	44,909	30,113	601	24,074	62,844	3,535
End of period	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

The accompanying notes are an integral part of these financial statements

FSA-42

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$2	$(2)	$(7)	$(67)	$(33)	$(410)	$2,039	$273
Net realized gain (loss) on investments	(1)	3	—	533	410	1,270	5,186	2,327
Net unrealized appreciation (depreciation) on investments	27	36	26	879	359	4,952	(456)	1,820

Net increase (decrease) in net assets resulting from operations	28	37	19	1,345	736	5,812	6,769	4,420

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	24	35	4	9	3	3,327	854	80
Contract maintenance fees	—	—	(1)	(2)	(10)	(1,017)	(988)	(10)
Contract owners’ benefits	(2)	(8)	(24)	(687)	(348)	(3,662)	(6,826)	(3,797)
Transfer (to) from other portfolios	(15)	(69)	26	(56)	(140)	3,631	489	(797)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7	(42)	5	(736)	(495)	2,279	(6,471)	(4,524)

Total increase (decrease) in net assets	35	(5)	24	609	241	8,091	298	(104)

NET ASSETS
Beginning of period	361	299	730	5,417	2,947	82,200	85,098	30,040
End of period	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

The accompanying notes are an integral part of these financial statements

FSA-43

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid- Cap Growth II	Invesco VI Small Cap Equity II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1,768	$1,121	$384	$1,318	$98	$1,848	$285	$(438)	$(147)
Net realized gain (loss) on investments	14,017	8,876	137	(35)	2,043	41,762	870	2,945	796
Net unrealized appreciation (depreciation) on investments	14,100	16,271	518	(250)	2,042	49,788	14,316	4,976	1,217

Net increase (decrease) in net assets resulting from operations	29,885	26,268	1,039	1,033	4,183	93,398	15,471	7,483	1,866

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,489	2,610	527	5,681	450	2,735	2,040	875	1,016
Contract maintenance fees	(1,683)	(3,036)	(139)	(1,575)	(10)	(9,266)	(967)	(375)	(152)
Contract owners’ benefits	(18,075)	(21,196)	(893)	(9,441)	(4,289)	(52,826)	(4,622)	(3,727)	(736)
Transfer (to) from other portfolios	(3,902)	(1,365)	15,109	18,502	(317)	(42,793)	44,578	(501)	478
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(22,171)	(22,987)	14,604	13,167	(4,166)	(102,150)	41,029	(3,728)	606

Total increase (decrease) in net assets	7,714	3,281	15,643	14,200	17	(8,752)	56,500	3,755	2,472

NET ASSETS
Beginning of period	195,282	285,668	2,438	122,902	34,809	789,350	33,638	36,819	14,323
End of period	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

The accompanying notes are an integral part of these financial statements

FSA-44

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$7	$(57)	$(18)	$(673)	$(234)	$(91)	$20,204	$725	$(89)
Net realized gain (loss) on investments	9	58	26	4,840	635	270	8,767	6,891	2,816
Net unrealized appreciation (depreciation) on investments	1,339	6,493	8,158	3,394	3,561	3,341	22,249	9,802	1,700

Net increase (decrease) in net assets resulting from operations	1,355	6,494	8,166	7,561	3,962	3,520	51,220	17,418	4,427

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2,445	9,225	44,274	650	296	130	5,605	3,881	149
Contract maintenance fees	(151)	(72)	(711)	(829)	(204)	(411)	(7,931)	(1,109)	(360)
Contract owners’ benefits	(869)	(1,309)	(2,341)	(4,820)	(1,107)	(2,670)	(50,699)	(7,026)	(2,633)
Transfer (to) from other portfolios	7,759	19,569	38,126	(143)	5,599	(3,288)	24,662	905	(1,603)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,184	27,413	79,348	(5,142)	4,584	(6,239)	(28,363)	(3,349)	(4,447)

Total increase (decrease) in net assets	10,539	33,907	87,514	2,419	8,546	(2,719)	22,857	14,069	(20)

NET ASSETS
Beginning of period	8,345	17,962	24,575	69,891	14,160	32,081	649,430	97,491	31,046
End of period	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

The accompanying notes are an integral part of these financial statements

FSA-45

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$181	$(832)	$33	$(287)	$(184)	$(66)	$(526)	$(48)	$(392)
Net realized gain (loss) on investments	13,230	4,057	4,159	8,486	20,816	553	3,811	438	3,867
Net unrealized appreciation (depreciation) on investments	(3,379)	13,483	4,533	(4,253)	6,419	846	9,997	1,079	9,928

Net increase (decrease) in net assets resulting from operations	10,032	16,708	8,725	3,946	27,051	1,333	13,282	1,469	13,403

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	141	517	36	611	947	16	34	4	97
Contract maintenance fees	(460)	(1,091)	(309)	(418)	(3,111)	(3)	(373)	(3)	(601)
Contract owners’ benefits	(10,899)	(5,577)	(2,583)	(7,633)	(17,277)	(899)	(3,991)	(1,026)	(5,406)
Transfer (to) from other portfolios	(2,708)	(1,008)	(1,180)	(116)	(7,050)	(34)	(2,933)	(11)	(4,253)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(13,926)	(7,159)	(4,036)	(7,556)	(26,491)	(920)	(7,263)	(1,036)	(10,163)

Total increase (decrease) in net assets	(3,894)	9,549	4,689	(3,610)	560	413	6,019	433	3,240

NET ASSETS
Beginning of period	91,339	78,729	23,968	73,435	254,780	4,941	47,069	7,227	66,205
End of period	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

The accompanying notes are an integral part of these financial statements

FSA-46

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(31)	$(839)	$(4)	$2	$254	$704	$86	$1,006	$11,073
Net realized gain (loss) on investments	146	3,313	739	411	1,220	2,842	139	432	180
Net unrealized appreciation (depreciation) on investments	377	14,359	455	462	998	3,101	176	2,909	4,920

Net increase (decrease) in net assets resulting from operations	492	16,833	1,190	875	2,472	6,647	401	4,347	16,173

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4	51	16	28	12	224	38	57	186
Contract maintenance fees	(1)	(772)	(4)	(29)	(8)	(389)	(1)	(305)	(5,970)
Contract owners’ benefits	(355)	(6,403)	(1,225)	(416)	(3,217)	(7,775)	(501)	(3,426)	(40,676)
Transfer (to) from other portfolios	(2)	(5,951)	(56)	(315)	(330)	616	(207)	(1,829)	30,225
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(354)	(13,075)	(1,269)	(732)	(3,543)	(7,324)	(671)	(5,503)	(16,235)

Total increase (decrease) in net assets	138	3,758	(79)	143	(1,071)	(677)	(270)	(1,156)	(62)

NET ASSETS
Beginning of period	2,162	73,384	6,023	4,332	24,341	64,933	3,190	34,249	522,176
End of period	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

The accompanying notes are an integral part of these financial statements

FSA-47

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1,503	$—	$110	$(12)	$(225)	$(87)	$(719)	$(36)	$(9)
Net realized gain (loss) on investments	13,808	8	1,053	97	2,947	797	7,404	340	110
Net unrealized appreciation (depreciation) on investments	20,621	167	5,332	324	9,002	1,053	9,867	314	113

Net increase (decrease) in net assets resulting from operations	35,932	175	6,495	409	11,724	1,763	16,552	618	214

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	145	—	16	14	32	35	995	3	2
Contract maintenance fees	(2,105)	(3)	(150)	(1)	(557)	(4)	(892)	(2)	(6)
Contract owners’ benefits	(20,221)	(74)	(1,754)	(234)	(4,555)	(596)	(4,793)	(303)	(82)
Transfer (to) from other portfolios	(9,195)	(5)	(1,463)	(38)	(2,818)	(86)	(1,503)	(82)	(53)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(31,376)	(82)	(3,351)	(259)	(7,898)	(651)	(6,193)	(384)	(139)

Total increase (decrease) in net assets	4,556	93	3,144	150	3,826	1,112	10,359	234	75

NET ASSETS
Beginning of period	238,781	495	26,343	1,615	46,366	7,236	66,252	2,466	852
End of period	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

The accompanying notes are an integral part of these financial statements

FSA-48

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(30)	$(1,448)	$112	$3,368	$(3,071)	$(3)	$10	$299	$88	$171
Net realized gain (loss) on investments	420	20,720	17	(331)	—	642	1,936	44	39	(28)
Net unrealized appreciation (depreciation) on investments	2,355	100,161	427	14,951	—	802	10,204	670	666	1,199

Net increase (decrease) in net assets resulting from operations	2,745	119,433	556	17,988	(3,071)	1,441	12,150	1,013	793	1,342

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	25	1,991	56	1,120	6,887	21	5,307	168	57	1,164
Contract maintenance fees	(3)	(4,336)	(5)	(4,401)	(6,299)	(4)	(1,145)	(100)	(65)	(227)
Contract owners’ benefits	(1,096)	(30,864)	(1,465)	(30,500)	(45,929)	(1,432)	(3,962)	(476)	(515)	(1,327)
Transfer (to) from other portfolios	(87)	(46,796)	74	17,816	(63,998)	(762)	4,332	324	522	2,668
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,161)	(80,005)	(1,340)	(15,965)	(109,339)	(2,177)	4,532	(84)	(1)	2,278

Total increase (decrease) in net assets	1,584	39,428	(784)	2,023	(112,410)	(736)	16,682	929	792	3,620

NET ASSETS
Beginning of period	8,199	371,521	11,927	372,230	489,814	9,916	75,651	8,477	5,196	16,576
End of period	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

The accompanying notes are an integral part of these financial statements

FSA-49

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$177	$4,339	$321	$7,201	$(158)	$(423)	$—	$—	$107	$(4)
Net realized gain (loss) on investments	(122)	(580)	4	(241)	3,696	(25,652)	—	—	65	3
Net unrealized appreciation (depreciation) on investments	117	5,092	490	24,739	(3,016)	24,057	—	(1)	549	(10)

Net increase (decrease) in net assets resulting from operations	172	8,851	815	31,699	522	(2,018)	—	(1)	721	(11)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4,929	1,212	1,009	9,167	152	1,481	—	—	2	—
Contract maintenance fees	(1,530)	(4,782)	(883)	(10,670)	(312)	(2,474)	—	—	(101)	—
Contract owners’ benefits	(8,280)	(26,096)	(6,665)	(64,297)	(1,755)	(14,416)	—	—	(755)	(29)
Transfer (to) from other portfolios	12,424	29,303	4,212	66,292	(669)	13,952	1	2	702	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,543	(363)	(2,327)	492	(2,584)	(1,457)	1	2	(152)	(27)

Total increase (decrease) in net assets	7,715	8,488	(1,512)	32,191	(2,062)	(3,475)	1	1	569	(38)

NET ASSETS
Beginning of period	117,991	365,829	74,062	854,730	29,255	242,135	9	6	8,813	284
End of period	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

The accompanying notes are an integral part of these financial statements

FSA-50

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$508	$11	$82	$7	$89	$(15)	$(2)	$—	$4	$(2)
Net realized gain (loss) on investments	2,062	34	373	37	2,114	285	60	2	280	24
Net unrealized appreciation (depreciation) on investments	3,086	81	350	32	(1,406)	(187)	(41)	(2)	97	10

Net increase (decrease) in net assets resulting from operations	5,656	126	805	76	797	83	17	—	381	32

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	5,015	1,358	1,738	492	11,735	2,760	172	41	1,656	167
Contract maintenance fees	(616)	(17)	(34)	(4)	(410)	(42)	(2)	—	(28)	(3)
Contract owners’ benefits	(4,568)	(169)	(79)	(24)	(562)	(217)	(1)	—	(29)	(76)
Transfer (to) from other portfolios	8,988	378	2,376	3	19,082	627	216	—	1,395	47
Net increase (decrease) in net assets resulting from variable annuity contract transactions	8,819	1,550	4,001	467	29,845	3,128	385	41	2,994	135

Total increase (decrease) in net assets	14,475	1,676	4,806	543	30,642	3,211	402	41	3,375	167

NET ASSETS
Beginning of period	63,311	708	2,320	218	9,654	1,593	123	9	1,669	211
End of period	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378

The accompanying notes are an integral part of these financial statements

FSA-51

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$8	$—	$1	$—	$5	$(852)	$80	$3	$5
Net realized gain (loss) on investments	74	—	—	—	33	11,896	637	35	99
Net unrealized appreciation (depreciation) on investments	(41)	—	36	1	42	3,421	481	3	(10)

Net increase (decrease) in net assets resulting from operations	41	—	37	1	80	14,465	1,198	41	94

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	353	—	328	39	—	5,855	4	—	—
Contract maintenance fees	(4)	—	(4)		(1)	(2,518)	(58)	(7)	(21)
Contract owners’ benefits	(29)	—	(9)	—	(160)	(15,951)	(798)	(114)	(24)
Transfer (to) from other portfolios	398	—	399	6	(3)	96,463	(102)	44	(67)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	718	—	714	45	(164)	83,849	(954)	(77)	(112)

Total increase (decrease) in net assets	759	—	751	46	(84)	98,314	244	(36)	(18)

NET ASSETS
Beginning of period	420	4	261	—	1,351	184,377	7,771	1,047	2,097
End of period	$1,179	$4	$1,012	$46	$1,267	$282,691	$8,015	$1,011	$2,079

The accompanying notes are an integral part of these financial statements

FSA-52

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(26)	$2,369	$2,937	$(1,737)	$(204)	$8,597	$7,973	$1,436	$(132)
Net realized gain (loss) on investments	322	(13,128)	148	8,504	1,130	(626)	61,428	46,169	7,918
Net unrealized appreciation (depreciation) on investments	(320)	42,589	3,322	18,490	(1,963)	16,921	24,642	(1,785)	5,190

Net increase (decrease) in net assets resulting from operations	(24)	31,830	6,407	25,257	(1,037)	24,892	94,043	45,820	12,976

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2	75,758	18,667	7,334	127	7,075	10,142	4,751	353
Contract maintenance fees	(10)	(1,928)	(2,827)	(2,958)	(187)	(1,851)	(7,287)	(3,792)	(515)
Contract owners’ benefits	(137)	(18,164)	(13,712)	(15,523)	(1,416)	(15,908)	(41,382)	(24,252)	(3,019)
Transfer (to) from other portfolios	(329)	155,688	37,754	158,215	6,650	68,972	235,349	123,682	9,013
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(474)	211,354	39,882	147,068	5,174	58,288	196,822	100,389	5,832

Total increase (decrease) in net assets	(498)	243,184	46,289	172,325	4,137	83,180	290,865	146,209	18,808

NET ASSETS
Beginning of period	2,962	231,506	195,844	170,667	18,971	150,657	484,637	228,798	40,092
End of period	$2,464	$474,690	$242,133	$342,992	$23,108	$233,837	$775,502	$375,007	$58,900

The accompanying notes are an integral part of these financial statements

FSA-53

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(275)	$7,870	$(22)	$861	$(3,838)	$1,171	$(79)	$454	$1,113
Net realized gain (loss) on investments	2,141	(940)	(19)	1,576	(1,744)	4,997	(12)	537	1,741
Net unrealized appreciation (depreciation) on investments	(1,396)	(8,834)	824	4,077	11,587	4,942	302	3,698	10,172

Net increase (decrease) in net assets resulting from operations	470	(1,904)	783	6,514	6,005	11,110	211	4,689	13,026

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	299	8,106	922	483	6,276	299	191	160	31
Contract maintenance fees	(236)	(6,708)	(65)	(1,049)	(4,118)	(1,194)	(92)	(71)	(1,563)
Contract owners’ benefits	(1,596)	(33,125)	(364)	(8,026)	(21,342)	(9,570)	(389)	(6,412)	(9,112)
Transfer (to) from other portfolios	13,512	14,428	7,168	19,719	11,031	16,199	409	(1,193)	4,796
Net increase (decrease) in net assets resulting from variable annuity contract transactions	11,979	(17,299)	7,661	11,127	(8,153)	5,734	119	(7,516)	(5,848)

Total increase (decrease) in net assets	12,449	(19,203)	8,444	17,641	(2,148)	16,844	330	(2,827)	7,178

NET ASSETS
Beginning of period	18,593	553,686	1,494	98,221	348,208	125,429	6,835	51,988	131,778
End of period	$31,042	$534,483	$9,938	$115,862	$346,060	$142,273	$7,165	$49,161	$138,956

The accompanying notes are an integral part of these financial statements

FSA-54

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$26	$479	$(20)	$10	$(181)	$(1,013)	$270	$413	$(16)	$(1)
Net realized gain (loss) on investments	(9)	(167)	875	764	424	(8,550)	(735)	(20)	2,074	63
Net unrealized appreciation (depreciation) on investments	813	15,003	4,339	2,986	(35)	5,789	(678)	(2,370)	558	(9)

Net increase (decrease) in net assets resulting from operations	830	15,315	5,194	3,760	208	(3,774)	(1,143)	(1,977)	2,616	53

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	13	1,499	26	6	54	4,060	43	393	52	1
Contract maintenance fees	(9)	(1,597)	(51)	(231)	(58)	(1,784)	(114)	(557)	(18)	(7)
Contract owners’ benefits	(832)	(6,972)	(3,013)	(1,505)	(4,047)	(8,902)	(3,552)	(3,627)	(3,677)	(108)
Transfer (to) from other portfolios	(74)	87,989	(495)	(1,409)	(978)	33,574	812	2,811	(698)	(8)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(902)	80,919	(3,533)	(3,139)	(5,029)	26,948	(2,811)	(980)	(4,341)	(122)

Total increase (decrease) in net assets	(72)	96,234	1,661	621	(4,821)	23,174	(3,954)	(2,957)	(1,725)	(69)

NET ASSETS
Beginning of period	7,363	76,265	26,199	18,749	35,156	157,352	30,991	47,866	31,838	670
End of period	$7,291	$172,499	$27,860	$19,370	$30,335	$180,526	$27,037	$44,909	$30,113	$601

The accompanying notes are an integral part of these financial statements

FSA-55

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	8/5/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$200	$(702)	$107	$11	$(3)	$4	$(6)	$(67)	$(31)
Net realized gain (loss) on investments	—	372	2	(3)	(1)	(5)	—	533	394
Net unrealized appreciation (depreciation) on investments	(97)	392	59	(75)	4	4	(4)	(424)	(336)

Net increase (decrease) in net assets resulting from operations	103	62	168	(67)	—	3	(10)	42	27

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4,741	322	82	61	10	39	79	18	4
Contract maintenance fees	(307)	(618)	(2)	—	—	—	(1)	(3)	(11)
Contract owners’ benefits	(661)	(3,933)	(63)	(2)	(9)	—	(15)	(584)	(243)
Transfer (to) from other portfolios	9,153	6,658	1,723	24	60	(173)	53	(92)	(21)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	12,926	2,429	1,740	83	61	(134)	116	(661)	(271)

Total increase (decrease) in net assets	13,029	2,491	1,908	16	61	(131)	106	(619)	(244)

NET ASSETS
Beginning of period	11,045	60,353	1,627	345	238	131	624	6,036	3,191
End of period	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,947

The accompanying notes are an integral part of these financial statements

FSA-56

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(437)	$(966)	$100	$634	$2,005	$115	$1,133	$(35)	$216	$452
Net realized gain (loss) on investments	3,526	127	3,157	16,881	8,877	(563)	8	3,286	68,565	(4,030)
Net unrealized appreciation (depreciation) on investments	4,758	8,511	933	8,718	21,404	(73)	(1,563)	2,263	44,840	(984)

Net increase (decrease) in net assets resulting from operations	7,847	7,672	4,190	26,233	32,286	(521)	(422)	5,514	113,621	(4,562)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	7,949	726	58	1,206	5,885	497	14,071	107	4,316	1,784
Contract maintenance fees	(688)	(968)	(11)	(1,425)	(2,383)	(125)	(1,333)	(12)	(7,235)	(526)
Contract owners’ benefits	(2,359)	(5,118)	(3,078)	(13,289)	(15,719)	(479)	(9,173)	(4,134)	(34,805)	(2,669)
Transfer (to) from other portfolios	41,467	7,172	(559)	23,708	101,112	106	22,246	(716)	301,866	4,176
Net increase (decrease) in net assets resulting from variable annuity contract transactions	46,369	1,812	(3,590)	10,200	88,895	(1)	25,811	(4,755)	264,142	2,765

Total increase (decrease) in net assets	54,216	9,484	600	36,433	121,181	(522)	25,389	759	377,763	(1,797)

NET ASSETS
Beginning of period	27,984	75,614	29,440	158,849	164,487	2,960	97,513	34,050	411,587	35,435
End of period	$82,200	$85,098	$30,040	$195,282	$285,668	$2,438	$122,902	$34,809	$789,350	$33,638

The accompanying notes are an integral part of these financial statements

FSA-57

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds		Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid- Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC
	1/1/2016	1/1/2016	5/2/2016	5/2/2016	5/2/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(364)	$(88)	$(41)	$(60)	$(89)	$(332)	$(114)	$(253)	$21,656
Net realized gain (loss) on investments	3,512	650	6	4	(15)	188	(48)	484	1,682
Net unrealized appreciation (depreciation) on investments	(3,596)	190	44	574	356	4,357	492	(933)	42,916

Net increase (decrease) in net assets resulting from operations	(448)	752	9	518	252	4,213	330	(702)	66,254

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	531	876	1,764	2,355	4,457	1,093	365	257	9,429
Contract maintenance fees	(317)	(93)	(21)	(16)	(27)	(581)	(94)	(505)	(7,810)
Contract owners’ benefits	(2,194)	(386)	(165)	(161)	(517)	(2,778)	(555)	(1,706)	(39,082)
Transfer (to) from other portfolios	6,657	7,968	6,758	15,266	20,410	30,679	5,346	(4,543)	1,905
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,677	8,365	8,336	17,444	24,323	28,413	5,062	(6,497)	(35,558)

Total increase (decrease) in net assets	4,229	9,117	8,345	17,962	24,575	32,626	5,392	(7,199)	30,696

NET ASSETS
Beginning of period	32,590	5,206	—	—	—	37,265	8,768	39,280	618,734
End of period	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,430

The accompanying notes are an integral part of these financial statements

FSA-58

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.							MFS Variable Insurance Trust
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$781	$14	$333	$(558)	$(7)	$(334)	$558	$(67)	$(493)
Net realized gain (loss) on investments	5,914	281	3,465	(1,062)	(327)	5,315	4,310	412	5,397
Net unrealized appreciation (depreciation) on investments	2,739	2,562	9,200	(15)	(1,202)	4,918	24,749	(291)	(5,010)

Net increase (decrease) in net assets resulting from operations	9,434	2,857	12,998	(1,635)	(1,536)	9,899	29,617	54	(106)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	11,042	178	158	796	10	379	1,261	13	124
Contract maintenance fees	(780)	(313)	(473)	(741)	(300)	(407)	(2,596)	(3)	(369)
Contract owners’ benefits	(5,901)	(1,563)	(9,131)	(3,662)	(1,938)	(7,284)	(11,109)	(552)	(2,905)
Transfer (to) from other portfolios	38,773	10,909	(1,180)	45,592	(208)	4,814	112,460	39	(7,740)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	43,134	9,211	(10,626)	41,985	(2,436)	(2,498)	100,016	(503)	(10,890)

Total increase (decrease) in net assets	52,568	12,068	2,372	40,350	(3,972)	7,401	129,633	(449)	(10,996)

NET ASSETS
Beginning of period	44,923	18,978	88,967	38,379	27,940	66,034	125,147	5,390	58,065
End of period	$97,491	$31,046	$91,339	$78,729	$23,968	$73,435	$254,780	$4,941	$47,069

The accompanying notes are an integral part of these financial statements

FSA-59

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(38)	$(364)	$(29)	$(798)	$(37)	$(24)	$391	$1,060
Net realized gain (loss) on investments	903	7,963	87	3,561	728	492	1,336	2,886
Net unrealized appreciation (depreciation) on investments	(366)	(3,241)	90	2,835	(254)	(159)	145	917

Net increase (decrease) in net assets resulting from operations	499	4,358	148	5,598	437	309	1,872	4,863

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	8	132	11	56	11	5	124	81
Contract maintenance fees	(3)	(607)	(1)	(769)	(4)	(29)	(10)	(410)
Contract owners’ benefits	(1,062)	(4,491)	(203)	(4,796)	(894)	(300)	(3,535)	(6,391)
Transfer (to) from other portfolios	(68)	(3,217)	55	(230)	(235)	(128)	109	(553)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,125)	(8,183)	(138)	(5,739)	(1,122)	(452)	(3,312)	(7,273)

Total increase (decrease) in net assets	(626)	(3,825)	10	(141)	(685)	(143)	(1,440)	(2,410)

NET ASSETS
Beginning of period	7,853	70,030	2,152	73,525	6,708	4,475	25,781	67,343
End of period	$7,227	$66,205	$2,162	$73,384	$6,023	$4,332	$24,341	$64,933

The accompanying notes are an integral part of these financial statements

FSA-60

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$84	$871	$11,716	$1,821	$(3)	$61	$(14)	$(241)	$(71)
Net realized gain (loss) on investments	69	945	701	24,722	(16)	1,714	174	5,252	789
Net unrealized appreciation (depreciation) on investments	146	1,729	4,105	1,259	58	(1,094)	(71)	(2,643)	(1,039)

Net increase (decrease) in net assets resulting from operations	299	3,545	16,522	27,802	39	681	89	2,368	(321)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	20	70	691	312	—	150	—	17	13
Contract maintenance fees	(1)	(324)	(6,329)	(2,155)	(3)	(156)	(1)	(567)	(5)
Contract owners’ benefits	(263)	(3,049)	(33,047)	(15,098)	(34)	(1,383)	(386)	(4,348)	(1,002)
Transfer (to) from other portfolios	17	(1,740)	(22,724)	(13,450)	(44)	(3,464)	(74)	(1,764)	(81)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(227)	(5,043)	(61,409)	(30,391)	(81)	(4,853)	(461)	(6,662)	(1,075)

Total increase (decrease) in net assets	72	(1,498)	(44,887)	(2,589)	(42)	(4,172)	(372)	(4,294)	(1,396)

NET ASSETS
Beginning of period	3,118	35,747	567,063	241,370	537	30,515	1,987	50,660	8,632
End of period	$3,190	$34,249	$522,176	$238,781	$495	$26,343	$1,615	$46,366	$7,236

The accompanying notes are an integral part of these financial statements

FSA-61

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds
	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(441)	$(36)	$(9)	$(17)	$(1,336)	$468	$13,351	$(14,882)	$(21)	$(78)
Net realized gain (loss) on investments	2,053	182	73	622	18,890	35	(738)	—	1,297	6,203
Net unrealized appreciation (depreciation) on investments	(4,609)	(130)	(53)	(750)	(19,302)	144	6,475	—	(316)	(502)

Net increase (decrease) in net assets resulting from operations	(2,997)	16	11	(145)	(1,748)	647	19,088	(14,882)	960	5,623

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,060	1	3	17	2,003	72	1,672	4,412	12	13,641
Contract maintenance fees	(621)	(2)	(6)	(3)	(3,196)	(6)	(4,584)	(18,304)	(5)	(777)
Contract owners’ benefits	(3,449)	(294)	(56)	(764)	(18,684)	(1,858)	(26,598)	(94,139)	(1,458)	(2,602)
Transfer (to) from other portfolios	13,922	(37)	(19)	3	123,183	(247)	(5,826)	(1,933,312)	(574)	24,029
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,912	(332)	(78)	(747)	103,306	(2,039)	(35,336)	(2,041,343)	(2,025)	34,291

Total increase (decrease) in net assets	7,915	(316)	(67)	(892)	101,558	(1,392)	(16,248)	(2,056,225)	(1,065)	39,914

NET ASSETS
Beginning of period	58,337	2,782	919	9,091	269,963	13,319	388,478	2,546,039	10,981	35,737
End of period	$66,252	$2,466	$852	$8,199	$371,521	$11,927	$372,230	$489,814	$9,916	$75,651

The accompanying notes are an integral part of these financial statements

FSA-62

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$114	$12	$128	$271	$3,883	$217	$7,425	$(101)	$1,750
Net realized gain (loss) on investments	10	22	8	(63)	(679)	358	(1,716)	(84)	31,119
Net unrealized appreciation (depreciation) on investments	319	284	(397)	(44)	11,396	158	6,571	4,383	(15,287)

Net increase (decrease) in net assets resulting from operations	443	318	(261)	164	14,600	733	12,280	4,198	17,582

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	407	84	1,317	13,332	1,903	826	19,752	67	1,534
Contract maintenance fees	(67)	(58)	(223)	(1,346)	(4,917)	(843)	(10,677)	(255)	(2,149)
Contract owners’ benefits	(242)	(242)	(1,220)	(6,946)	(20,736)	(5,890)	(49,749)	(1,005)	(9,711)
Transfer (to) from other portfolios	7,212	549	130	24,628	1,611	7,564	21,555	10,842	124,155
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,310	333	4	29,668	(22,139)	1,657	(19,119)	9,649	113,829

Total increase (decrease) in net assets	7,753	651	(257)	29,832	(7,539)	2,390	(6,839)	13,847	131,411

NET ASSETS
Beginning of period	724	4,545	16,833	88,159	373,368	71,672	861,569	15,408	110,724
End of period	$8,477	$5,196	$16,576	$117,991	$365,829	$74,062	$854,730	$29,255	$242,135

The accompanying notes are an integral part of these financial statements

FSA-63

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	VanEck Global Hard Asset
	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$—	$—	$10	$(3)
Net realized gain (loss) on investments	—	—	100	1
Net unrealized appreciation (depreciation) on investments	1	—	69	80

Net increase (decrease) in net assets resulting from operations	1	—	179	78

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	4	—
Contract maintenance fees	—	—	(103)	—
Contract owners’ benefits	—	—	(662)	(6)
Transfer (to) from other portfolios	—	—	142	38
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	—	(619)	32

Total increase (decrease) in net assets	1	—	(440)	110

NET ASSETS
Beginning of period	8	6	9,253	174
End of period	$9	$6	$8,813	$284

The accompanying notes are an integral part of these financial statements

FSA-64

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(1) Organization

The Protective Variable Annuity Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on March 14, 1994.  Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.).  The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by Protective Life are allocated until maturity or termination of the Contracts.  The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Rewards
Elements Access	Protective Rewards B2A
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) L, B, C Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Series	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2017 and 2016, assets were invested in up to one hundred thirty five sub accounts.

American Funds Asset Allocation Class 2	Invesco VI Comstock II
American Funds Asset Allocation Class 4	Invesco VI Equity and Income II
American Funds Blue Chip Income & Growth Class 2	Invesco VI Global Real Estate II
American Funds Blue Chip Income & Growth Class 4	Invesco VI Government Securities II
American Funds Bond Class 4 (a)	Invesco VI Growth & Income I
American Funds Capital Income Builder Class 4 (a)	Invesco VI International Growth II
American Funds Global Growth Class 2	Invesco VI Mid-Cap Growth II
American Funds Global Growth Class 4	Invesco VI Small Cap Equity II
American Funds Global Growth & Income Class 4 (a)	Lord Abbett Bond Debenture VC
American Funds Global Small Capitalization Class 2	Lord Abbett Calibrated Dividend Growth VC
American Funds Global Small Capitalization Class 4	Lord Abbett Classic Stock VC
American Funds Growth Class 2	Lord Abbett Growth & Income VC
American Funds Growth Class 4	Lord Abbett Growth Opportunities VC
American Funds Growth – Income Class 4 (a)	Lord Abbett International Opportunities VC
American Funds International Class 2	Lord Abbett Mid Cap Stock VC
American Funds International Class 4	Lord Abbett Series Fundamental Equity VC
American Funds IS Bond Fund Class 2 (a)	MFS Growth Series IC
American Funds IS Capital Income Builder Class 2 (a)	MFS Growth Series SC
American Funds IS Global Growth and Income Fund Class 2 (a)	MFS Investors Trust IC
American Funds IS Growth – Income Fund Class 2 (a)	MFS Investors Trust SC
American Funds IS US Government/AAA-Rated Securities Fund Class 2 (a)	MFS New Discovery IC
American Funds New World Class 2	MFS New Discovery SC
American Funds New World Class 4	MFS Research IC
American Funds US Government/AAA-Rated Securities Class 4 (a)	MFS Research SC
Calvert VP SRI Balanced
ClearBridge Variable Mid Cap Portfolio II

FSA-65

The Protective Variable Annuity Separate Account

Notes to Financial Statements

ClearBridge Variable Small Cap Growth II	MFS Total Return IC
Fidelity Contrafund Portfolio SC2	MFS Total Return SC
Fidelity Equity Income SC2	MFS Utilities IC
Fidelity Freedom Fund - 2015 Maturity SC2	MFS Utilities SC
Fidelity Freedom Fund - 2020 Maturity SC2	MFS VIT Total Return Bond Series SC
Fidelity Growth Portfolio SC2	MFS VIT Value SC
Fidelity Index 500 Portfolio SC2	MFS VIT II Emerging Markets Equity SC
Fidelity Investment Grade Bonds SC2	MFS VIT II International Value SC
Fidelity Mid Cap SC2	MFS VIT II MA Investors Growth Stock IC
Franklin Flex Cap Growth VIP CL 2	MFS VIT II MA Investors Growth Stock SC
Franklin Income VIP CL 2	Morgan Stanley VIF, Inc. Global Real Estate II (c)
Franklin Mutual Global Discovery VIP CL 2 (a)	Oppenheimer Capital Appreciation Fund/VA
Franklin Mutual Shares VIP CL 2	Oppenheimer Capital Appreciation Fund/VA SC
Franklin Rising Dividend VIP CL 2	Oppenheimer Discovery Mid Cap Growth Fund/VA
Franklin Small Cap Value VIP CL 2	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
Franklin Small-Mid Cap Growth VIP CL 2	Oppenheimer Global Fund/VA
Franklin Strategic Income VIP CL 2 (a)	Oppenheimer Global Fund/VA SC
Franklin US Government Securities VIP CL 2	Oppenheimer Global Strategic Income Fund/VA
Goldman Sachs Global Trends Allocation SC	Oppenheimer Global Strategic Income Fund/VA SC
Goldman Sachs Large Cap Value	Oppenheimer Government Money Fund/VA
Goldman Sachs Large Cap Value Fund SC	Oppenheimer Main Street Fund/VA
Goldman Sachs Mid Cap Value	Oppenheimer Main Street Fund/VA SC
Goldman Sachs Mid Cap Value SC	PIMCO VIT All Asset Advisor
Goldman Sachs Small Cap Equity Insights	PIMCO VIT Global Diversified Allocation Portfolio
Goldman Sachs Small Cap Equity Insights SC	PIMCO VIT Long-Term US Government Advisor
Goldman Sachs Strategic Growth	PIMCO VIT Low Duration Advisor
Goldman Sachs Strategic Growth SC	PIMCO VIT Real Return Advisor
Goldman Sachs Strategic International Equity	PIMCO VIT Short-Term Advisor
Goldman Sachs Strategic International Equity SC	PIMCO VIT Total Return Advisor
Goldman Sachs US Equity Insights	Protective Life Dynamic Allocation Series – Conservative
Goldman Sachs US Equity Insights SC	Protective Life Dynamic Allocation Series – Growth
Goldman Sachs VIT Core Fixed Income SC	Protective Life Dynamic Allocation Series – Moderate
Goldman Sachs VIT Growth Opportunities SC	QS Legg Mason Dynamic Multi-Strategy VIT II
Guggenheim Floating Rate Strategies (Series F)	Royce Capital Fund Micro-Cap SC
Guggenheim Global Managed Futures Strategy	Royce Capital Fund Small-Cap SC
Guggenheim Long Short Equity	Rydex Commodities Strategy
Guggenheim Macro Opportunities Strategies (Series M) (b)	Rydex Inverse Government Long Bond
Guggenheim Multi-Hedge Strategies	Templeton Developing Markets VIP CL 2
Invesco VI American Franchise I	Templeton Foreign VIP CL 2
Invesco VI American Franchise II	Templeton Global Bond VIP Fund CL 2
Invesco VI American Value II	Templeton Growth VIP CL 2
Invesco VI Balanced Risk Allocation II	VanEck Global Hard Asset
Invesco VI Comstock I

(a) Subaccount opened in 2017
(b) Subaccount liquidated during 2016 (c) Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
UIF Global Real Estate II	Morgan Stanley VIF, Inc. Global Real Estate II

FSA-66

(1) Organization, continued

Net premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2017 was approximately $134.8 million.

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose underlying investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the funds. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the funds.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2017.  Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

FSA-67

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table.  The assumed investment return is 5%.  The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected.  Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential.  As of December 31, 2017, there are 23 contracts in the annuity payout phase with net assets of approximately $1.7 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

FSA-68

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(3) Fair Value of Financial Instruments, continued

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds Asset Allocation Class 2	322	586	(264)	1,403	783	620
American Funds Asset Allocation Class 4	284	77	207	179	25	154
American Funds Blue Chip Income & Growth Class 2	297	44	253	421	24	397
American Funds Blue Chip Income & Growth Class 4	32	14	18	51	5	46
American Funds Bond Class 4	29	0	29	NA	NA	NA
American Funds Capital Income Builder Class 4	49	0	49	NA	NA	NA
American Funds Global Growth Class 2	1215	689	526	3,357	170	3,187
American Funds Global Growth Class 4	228	117	111	397	59	338
American Funds Global Growth and Income Class 4	31	2	29	NA	NA	NA
American Funds Global Small Capitalization Class 2	30	4	26	45	0	45
American Funds Global Small Capitalization Class 4	14	1	13	5	0	5
American Funds Growth Class 2	252	47	205	317	18	299
American Funds Growth Class 4	168	10	158	24	9	15
American Funds Growth — Income Class 4	81	1	80	NA	NA	NA
American Funds International Class 2	130	15	115	92	8	84
American Funds International Class 4	6	0	6	0	0	0
American Funds IS Bond Fund Class 2	61	0	61	NA	NA	NA
American Funds IS Capital Income Builder Class 2	39	0	39	NA	NA	NA
American Funds Global Growth and Income Fund Class 2	16	0	16	NA	NA	NA
American Funds IS Growth — Income Fund Class 2	19	0	19	NA	NA	NA
American Funds IS US Government/AAA-Rated Securities Fund Class 2	3	0	3	NA	NA	NA
American Funds New World Class 2	104	12	92	81	3	78
American Funds New World Class 4	3	2	1	5	0	5
American Funds US Government/AAA-Rated Securities Class 4	23	10	13	NA	NA	NA
Calvert VP SRI Balanced	1	7	(6)	0	9	(9)
ClearBridge Variable Mid Cap Portfolio Class II	212	468	(256)	6,029	4,374	1,655
ClearBridge Variable Small Cap Growth II	383	164	219	1,120	832	288
Fidelity Contrafund Portfolio SC2	1,168	2,305	(1,137)	17,384	12,203	5,181
Fidelity Equity Income SC2	9	67	(58)	18	65	(47)
Fidelity Freedom Fund - 2015 Maturity SC2	15	7	8	5	9	(4)
Fidelity Freedom Fund - 2020 Maturity SC2	1	30	(29)	6	14	(8)
Fidelity Growth Portfolio SC2	19	15	4	6	33	(27)
Fidelity Index 500 Portfolio SC2	5,538	2,946	2,592	29,624	17,981	11,643
Fidelity Investment Grade Bonds SC2	3,839	2,063	1,776	6,027	2,391	3,636
Fidelity Mid Cap SC2	1,026	2,758	(1,732)	28,573	19,187	9,386
Franklin Flex Cap Growth VIP CL 2	154	245	(91)	1,944	1,607	337
Franklin Income VIP CL 2	1,142	1,965	(823)	11,207	6,567	4,640
Franklin Mutual Global Discovery VIP CL2	101	5	96	NA	NA	NA
Franklin Mutual Shares VIP CL 2	4,760	8,694	(3,934)	42,038	28,611	13,427
Franklin Rising Dividend VIP CL 2	1,009	2,864	(1,855)	14,356	7,649	6,707
Franklin Small Cap Value VIP CL 2	989	1,205	(216)	1,439	1,004	435
Franklin Small-Mid Cap Growth VIP CL 2	219	339	(120)	2,150	1,374	776
Franklin Strategic Income VIP CL 2	77	1	76	NA	NA	NA
Franklin US Government Securities VIP CL 2	4,963	5,076	(113)	4,579	6,091	(1,512)
Goldman Sachs Global Trends Allocation SC	122	159	(37)	186	171	15
Goldman Sachs Large Cap Value	47	266	(219)	48	344	(296)
Goldman Sachs Large Cap Value Fund SC	237	1,031	(794)	1,296	1,727	(431)

FSA-69

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Goldman Sachs Mid Cap Value	5	45	(40)	9	45	(36)
Goldman Sachs Mid Cap Value SC	470	1,173	(703)	14,096	8,764	5,332
Goldman Sachs Small Cap Equity Insights	13	92	(79)	15	107	(92)
Goldman Sachs Small Cap Equity Insights SC	27	135	(108)	22	181	(159)
Goldman Sachs Strategic Growth	24	198	(174)	22	208	(186)
Goldman Sachs Strategic Growth SC	651	1,755	(1,104)	13,190	11,856	1,334
Goldman Sachs Strategic International Equity	40	308	(268)	116	300	(184)
Goldman Sachs Strategic International Equity SC	763	869	(106)	1,959	2,076	(117)
Goldman Sachs US Equity Insights	10	106	(96)	7	122	(115)
Goldman Sachs US Equity Insights SC	2	4	(2)	0	6	(6)
Goldman Sachs VIT Core Fixed Income SC	504	198	306	1,418	149	1,269
Goldman Sachs VIT Growth Opportunities SC	129	598	(469)	1,206	1,039	167
Guggenheim Floating Rate Strategies (Series F)	75	31	44	278	115	163
Guggenheim Global Managed Futures Strategy	6	6	0	14	7	7
Guggenheim Long Short Equity	5	9	(4)	14	8	6
Guggenheim Macro Opportunities Strategies (Series M)				7	20	(13)
Guggenheim Multi-Hedge Strategies	11	11	0	17	6	11
Invesco VI American Franchise I	25	98	(73)	3	83	(80)
Invesco VI American Franchise II	11	49	(38)	8	27	(19)
Invesco VI American Value II	2,526	2,467	59	7,079	4,225	2,854
Invesco VI Balanced Risk Allocation II	728	1,201	(473)	1,171	1,020	151
Invesco VI Comstock I	10	161	(151)	9	152	(143)
Invesco VI Comstock II	546	1.302	(756)	4.894	3.984	910
Invesco VI Equity and Income II	642	1,705	(1,063)	15,828	9,719	6,109
Invesco VI Global Real Estate II	2,783	1,634	1,149	2,260	2,301	(41)
Invesco VI Government Securities II	2,598	1,300	1,298	4,106	1,568	2,538
Invesco VI Growth & Income I	41	194	(153)	19	229	(210)
Invesco VI Growth & Income II	624	5,284	(4,660)	54,607	38,090	16,517
Invesco VI International Growth II	5,011	1,454	3,557	14,443	14,550	(107)
Invesco VI Mid-Cap Growth II	276	470	(194)	1,572	1,231	341
Invesco VI Small Cap Equity II	175	134	41	1,857	1,234	623
Lord Abbett Bond Debenture VC	2,454	3,937	(1,483)	3,656	5,468	(1,812)
Lord Abbett Calibrated Dividend Growth VC	652	693	(41)	3,499	861	2,638
Lord Abbett Classic Stock VC	64	301	(237)	1,939	1,333	606
Lord Abbett Growth & Income VC	43	698	(655)	291	847	(556)
Lord Abbett Growth Opportunities VC	209	539	(330)	8,524	5,987	2,537
Lord Abbett International Opportunities VC	177	414	(237)	384	584	(200)
Lord Abbett Mid Cap Stock VC	393	710	(317)	794	827	(33)
Lord Abbett Series Fundamental Equity VC	294	1,734	(1,440)	16,134	9,449	6,685
MFS Growth Series IC	12	44	(32)	11	29	(18)
MFS Growth Series SC	85	377	(292)	116	729	(613)
MFS Investors Trust IC	3	44	(41)	6	58	(52)
MFS Investors Trust SC	51	499	(448)	93	543	(450)
MFS New Discovery IC	3	11	(8)	3	8	(5)
MFS New Discovery SC	29	455	(426)	197	431	(234)
MFS Research IC	4	49	(45)	3	52	(49)
MFS Research SC	7	37	(30)	18	42	(24)
MFS Total Return IC	19	149	(130)	34	165	(131)
MFS Total Return SC	126	466	(340)	128	487	(359)
MFS Utilities IC	2	19	(17)	7	13	(6)
MFS Utilities SC	39	250	(211)	114	348	(234)
MFS VIT Total Return Bond Series SC	3,037	4,418	(1,381)	1,309	6,649	(5,340)
MFS VIT Value SC	145	1,598	(1,453)	240	1,897	(1,657)
MFS VIT II Emerging Markets Equity SC	14	22	(8)	4	14	(10)
MFS VIT II International Value SC	49	247	(198)	51	400	(349)
MFS VIT II MA Investors Growth Stock IC	3	24	(21)	5	50	(45)
MFS VIT II MA Investors Growth Stock SC	55	715	(660)	94	749	(655)
Oppenheimer Capital Appreciation Fund/VA	3	27	(24)	9	53	(44)
Oppenheimer Capital Appreciation Fund/VA SC	316	588	(272)	5,573	4,963	610
Oppenheimer Discovery Mid Cap Growth Fund/VA	0	15	(15)	1	16	(15)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	0	7	(7)	6	10	(4)
Oppenheimer Global Fund/VA	7	35	(28)	6	29	(23)
Oppenheimer Global Fund/VA SC	519	3,563	(3,044)	20,784	13,843	6,941
Oppenheimer Global Strategic Income Fund/VA	20	80	(60)	14	111	(97)

FSA-70

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Oppenheimer Global Strategic Income Fund/VA SC	1,619	2,564	(945)	1,059	3,313	(2,254)
Oppenheimer Government Money Fund/VA	74,134	98,575	(24,441)	491,886	819,143	(327,257)
Oppenheimer Main Street Fund/VA	3	87	(84)	6	98	(92)
Oppenheimer Main Street Fund/VA SC	825	582	243	3,832	1,882	1,950
PIMCO VIT All Asset Advisor	82	89	(7)	1,162	425	737
PIMCO VIT Global Diversified Allocation Portfolio	133	134	(1)	98	64	34
PIMCO VIT Long-Term US Government Advisor	460	281	179	685	684	1
PIMCO VIT Low Duration Advisor	2,360	1,632	728	4,254	1,381	2,873
PIMCO VIT Real Return Advisor	3,327	3,322	5	1,992	4,057	(2,065)
PIMCO VIT Short-Term Advisor	1,165	1,406	(241)	1,565	1,406	159
PIMCO VIT Total Return Advisor	7,498	7,347	151	7,303	8,879	(1,576)
Protective Life Dynamic Allocation Series Portfolio - Conservative	1,007	152	855	1,079	250	829
Protective Life Dynamic Allocation Series Portfolio — Growth	2,592	239	2,353	1,815	97	1,718
Protective Life Dynamic Allocation Series Portfolio — Moderate	7,561	412	7,149	2,823	423	2,400
QS Legg Mason Dynamic Multi-Strategy VIT II	70	598	(528)	459	1,031	(572)
Royce Capital Fund Micro-Cap SC	833	1,077	(244)	2,985	2,025	960
Royce Capital Fund Small-Cap SC	16,992	17,752	(760)	30,616	23,396	7,220
Rydex Commodities Strategy	0	0	0	0	0	0
Rydex Inverse Government Long Bond	0	0	0	0	0	0
Templeton Developing Markets VIP CL 2	754	387	367	2,143	1,137	1,006
Templeton Foreign VIP CL 2	403	1,326	(923)	4,414	3,358	1,056
Templeton Global Bond VIP Fund CL 2	1,935	3,212	(1,277)	2,900	3,492	(592)
Templeton Growth VIP CL 2	150	1,698	(1,548)	3,831	3,403	428
UIF Global Real Estate II	142	153	(11)	130	175	(45)
VanEck Global Hard Asset	0	1	(1)	1	0	1

FSA-71

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2017 are as follows:

(in thousands)	Purchases	Sales

American Funds Asset Allocation Class 2	$9,753	$11,440
American Funds Asset Allocation Class 4	3,245	745
American Funds Blue Chip Income & Growth Class 2	3,784	364
American Funds Blue Chip Income & Growth Class 4	408	155
American Funds Bond Class 4	302	3
American Funds Capital Income Builder Class 4	524	6
American Funds Global Growth Class 2	12,206	5,261
American Funds Global Growth Class 4	2,232	910
American Funds Global Growth & Income Class 4	362	29
American Funds Global Small Capitalization Class 2	297	41
American Funds Global Small Capitalization Class 4	143	16
American Funds Growth Class 2	3,660	469
American Funds Growth Class 4	1,978	122
American Funds Growth — Income Class 4	909	13
American Funds International Class 2	1,375	139
American Funds International Class 4	68	1
American Funds IS Bond Fund Class 2	625	1
American Funds IS Capital Income Builder Class 2	416	1
American Funds IS Global Growth and Income Fund Class 2	184	1
American Funds IS Growth — Income Fund Class 2	207	1
American Funds IS US Government/AAA-Rated Securities Fund Class 2	26	0
American Funds New World Class 2	1,126	97
American Funds New World Class 4	30	20
American Funds US Government/AAA — Rated Securities Class 4	237	97
Calvert VP SRI Balanced	48	168
ClearBridge Variable Mid Cap Portfolio Class II	7,258	9,066
ClearBridge Variable Small Cap Growth II	8,407	3,579
Fidelity Contrafund Portfolio SC2	37,261	46,902
Fidelity Equity Income SC2	428	1,460
Fidelity Freedom Fund - 2015 Maturity SC2	269	134
Fidelity Freedom Fund - 2020 Maturity SC2	89	569
Fidelity Growth Portfolio SC2	605	403
Fidelity Index 500 Portfolio SC2	91,768	33,663
Fidelity Investment Grade Bonds SC2	41,316	17,356
Fidelity Mid Cap SC2	34,291	54,584
Franklin Flex Cap Growth VIP CL 2	2,473	4,655
Franklin Income VIP CL 2	23,994	30,813
Franklin Mutual Global Discovery VIP CL 2	1,068	56
Franklin Mutual Shares VIP CL 2	108,027	135,720
Franklin Rising Dividend VIP CL 2	35,000	57,387
Franklin Small Cap Value VIP CL 2	21,258	21,380
Franklin Small-Mid Cap Growth VIP CL 2	6,731	6,358
Franklin Strategic Income VIP CL 2	805	14
Franklin US Government Securities VIP CL 2	43,410	36,284
Goldman Sachs Global Trends Allocation SC	1,517	1,807
Goldman Sachs Large Cap Value	9,623	7,876
Goldman Sachs Large Cap Value Fund SC	26,928	16,514
Goldman Sachs Mid Cap Value	535	1,319
Goldman Sachs Mid Cap Value SC	15,312	19,618
Goldman Sachs Small Cap Equity Insights	3,447	4,398
Goldman Sachs Small Cap Equity Insights SC	2,401	2,916
Goldman Sachs Strategic Growth	2,232	6,294
Goldman Sachs Strategic Growth SC	19,292	37,764
Goldman Sachs Strategic International Equity	874	5,086
Goldman Sachs Strategic International Equity SC	8,526	9,780
Goldman Sachs US Equity Insights	4,005	5,203
Goldman Sachs US Equity Insights SC	144	118
Goldman Sachs VIT Core Fixed Income SC	4,644	1,099
Goldman Sachs VIT Growth Opportunities SC	8,826	12,839
Guggenheim Floating Rate Strategies (Series F)	868	300
Guggenheim Global Managed Futures Strategy	67	58
Guggenheim Long Short Equity	53	97
Guggenheim Multi-Hedge Strategies	115	118
Invesco VI American Franchise I	720	1,056

FSA-72

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments, continued

(in thousands)	Purchases	Sales

Invesco VI American Franchise II	$373	$643
Invesco VI American Value II	39,765	37,155
Invesco VI Balanced Risk Allocation II	15,637	15,480
Invesco VI Comstock I	2,006	5,039
Invesco VI Comstock II	22,269	34,363
Invesco VI Equity and Income II	17,765	34,492
Invesco VI Global Real Estate II	28,755	13,473
Invesco VI Government Securities II	23,107	8,623
Invesco VI Growth & Income I	2,885	5,524
Invesco VI Growth & Income II	49,934	118,216
Invesco VI International Growth II	53,200	11,885
Invesco VI Mid-Cap Growth II	6,267	7,891
Invesco VI Small Cap Equity II	3,094	1,885
Lord Abbett Bond Debenture VC	60,473	62,151
Lord Abbett Calibrated Dividend Growth VC	17,803	14,312
Lord Abbett Classic Stock VC	3,699	5,709
Lord Abbett Growth & Income VC	9,996	15,384
Lord Abbett Growth Opportunities VC	5,952	10,926
Lord Abbett International Opportunities VC	4,989	6,721
Lord Abbett Mid Cap Stock VC	13,402	14,467
Lord Abbett Series Fundamental Equity VC	24,231	31,770
MFS Growth Series IC	546	1,336
MFS Growth Series SC	3,878	9,599
MFS Investors Trust IC	421	1,218
MFS Investors Trust SC	3,829	11,719
MFS New Discovery IC	143	487
MFS New Discovery SC	2,179	14,564
MFS Research IC	547	1,438
MFS Research SC	500	938
MFS Total Return IC	1,620	4,262
MFS Total Return SC	5,426	10,288
MFS Utilities IC	185	770
MFS Utilities SC	2,209	6,705
MFS VIT Total Return Bond SC	32,652	37,814
MFS VIT Value SC	15,604	35,960
MFS VIT II Emerging Markets Equity SC	138	220
MFS VIT II International Value SC	848	4,061
MFS VIT II MA Investors Growth Stock Portfolio IC	126	309
MFS VIT II MA Investors Growth Stock Portfolio SC	3,043	8,622
Oppenheimer Capital Appreciation Fund/VA	812	836
Oppenheimer Capital Appreciation Fund/VA SC	11,712	11,820
Oppenheimer Discovery Mid Cap Growth Fund/VA	262	424
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	103	156
Oppenheimer Global Fund/VA	318	1,509
Oppenheimer Global Fund/VA SC	12,678	94,131
Oppenheimer Global Strategic Income Fund/VA	645	1,874
Oppenheimer Global Strategic Income Fund/VA SC	19,064	31,660
Oppenheimer Government Money Fund/VA	314,588	427,117
Oppenheimer Main Street Fund/VA	363	2,371
Oppenheimer Main Street Fund/VA SC	15,901	9,890
PIMCO VIT All Asset Advisor	1,253	1,038
PIMCO VIT Global Diversified Allocation Portfolio	1,681	1,595
PIMCO VIT Long-Term US Government Advisor	6,137	3,688
PIMCO VIT Low Duration Advisor	21,200	13,481
PIMCO VIT Real Return Advisor	27,890	23,913
PIMCO VIT Short-Term Advisor	10,567	12,574
PIMCO VIT Total Return Advisor	66,602	58,909
Protective Life Dynamic Allocation Series Portfolio - Conservative	10,696	1,505
Protective Life Dynamic Allocation Series Portfolio — Growth	29,088	1,732
Protective Life Dynamic Allocation Series Portfolio — Moderate	82,054	2,724
QS Legg Mason Dynamic Multi-Strategy VIT II	882	7,213
Royce Capital Fund Micro-Cap SC	11,631	11,588
Royce Capital Fund Small-Cap SC	194,669	196,549
Rydex Commodities Strategy	1	1
Rydex Inverse Government Long Bond	2	0
Templeton Developing Markets VIP CL 2	6,994	3,778
Templeton Foreign VIP CL 2	7,099	17,749
Templeton Global Bond VIP Fund CL 2	15,385	34,833
Templeton Growth VIP CL 2	4,099	26,319
UIF Global Real Estate II	1,886	1,931
VanEck Global Hard Asset	8	39

FSA-73

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights

Protective Life sells a number of variable annuity products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the contract owner’s account.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.  The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios.  The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2017, were as follows:

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***
American Funds Asset Allocation Class 2
2017	4,101	$18.42	$25.89	$83,402	1.54%	0.60%	1.70%	14.26%	15.54%
2016	4,365	16.05	22.45	77,786	1.70%	0.60%	1.70%	7.56%	8.76%
2015	3,745	14.85	20.68	63,311	1.63%	0.60%	1.70%	-0.32%	0.79%
2014	3,928	14.81	20.56	66,817	1.45%	0.60%	1.70%	3.61%	4.76%
2013	4,306	14.18	19.67	70,370	1.43%	0.60%	1.70%	21.59%	22.95%
American Funds Asset Allocation Class 4
2017	434	11.43	12.05	5,173	1.65%	1.00%	1.30%	14.41%	14.75%
2016	226	10.53	10.53	2,384	1.96%	1.30%	1.30%	7.75%	7.75%
2015	72	9.77	9.77	708	2.37%	1.30%	1.30%	-0.18%	-0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2017	897	12.83	12.83	11,511	2.27%	0.90%	0.90%	15.99%	15.99%
2016	644	11.06	11.06	7,126	2.63%	0.90%	0.90%	17.64%	17.64%
2015	247	9.41	9.41	2,320	3.11%	0.90%	0.90%	-2.97%	-2.97%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4
2017	88	12.62	12.62	1,109	2.07%	1.30%	1.30%	15.19%	15.19%
2016	69	10.96	10.96	761	2.74%	1.30%	1.30%	16.96%	16.96%
2015	23	9.37	9.37	218	2.92%	1.30%	1.30%	-3.25%	-3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Bond Class 4 (b)
2017	29	10.11	10.22	294	2.98%	1.00%	1.30%	0.89%	2.26%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Capital Income Builder Class 4 (c)
2017	49	10.70	11.18	529	2.29%	1.00%	1.30%	6.35%	11.53%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2017	4,714	12.54	12.54	59,095	0.73%	0.90%	0.90%	30.29%	30.29%
2016	4,188	9.62	9.62	40,296	1.29%	0.90%	0.90%	-0.28%	-0.28%
2015	1,000	9.65	9.65	9,654	1.43%	0.90%	0.90%	-1.22%	-1.22%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 4
2017	615	11.90	12.32	7,571	0.64%	1.00%	1.30%	14.10%	29.42%
2016	505	9.52	9.52	4,804	0.94%	1.30%	1.30%	-0.93%	-0.93%
2015	166	9.61	9.61	1,593	1.43%	1.30%	1.30%	-1.56%	-1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-74

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds Global Growth & Income Class 4 (n)
2017	29	$11.36	$12.01	$356	3.86%	1.00%	1.30%	12.20%	20.86%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2017	84	11.17	11.17	942	0.44%	0.90%	0.90%	24.77%	24.77%
2016	59	8.96	8.96	525	0.40%	0.90%	0.90%	1.18%	1.18%
2015	14	8.85	8.85	123	0.00%	0.90%	0.90%	-12.31%	-12.31%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 4
2017	19	10.98	10.98	203	0.43%	1.30%	1.30%	24.00%	24.00%
2016	6	8.86	8.86	50	0.17%	1.30%	1.30%	0.53%	0.53%
2015	1	8.81	8.81	9	0.00%	1.30%	1.30%	-12.62%	-12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2017	672	13.75	13.75	9,234	0.58%	0.90%	0.90%	27.14%	27.17%
2016	467	10.81	10.81	5,044	1.01%	0.90%	0.90%	8.51%	8.51%
2015	168	9.96	9.96	1,669	0.90%	0.90%	0.90%	0.92%	0.92%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 4
2017	193	11.63	13.51	2,366	0.58%	1.00%	1.30%	13.12%	26.33%
2016	35	10.70	10.70	378	0.68%	1.30%	1.30%	7.80%	7.80%
2015	21	9.92	9.92	211	0.73%	1.30%	1.30%	0.59%	0.59%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth — Income Class 4 (d)
2017	79	11.36	12.01	948	2.15%	1.00%	1.30%	12.20%	20.86%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2017	248	11.67	11.67	2,890	1.54%	0.90%	0.90%	30.96%	30.96%
2016	132	8.91	8.91	1,179	1.95%	0.90%	0.90%	2.60%	2.60%
2015	48	8.69	8.69	420	2.19%	0.90%	0.90%	-10.14%	-10.14%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 4
2017	6	11.48	11.48	74	1.84%	1.30%	1.30%	30.19%	30.19%
2016	0	8.82	8.82	4	1.27%	1.30%	1.30%	1.88%	1.88%
2015	0	8.65	8.65	4	2.40%	1.30%	1.30%	-10.43%	-10.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Bond Fund Class 2 (e)
2017	61	10.16	10.16	617	2.65%	0.90%	0.90%	1.43%	1.43%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 2 (f)
2017	39	10.75	10.75	420	1.68%	0.90%	0.90%	6.93%	6.93%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 2 (e)
2017	16	11.68	11.68	187	3.21%	0.90%	0.90%	13.92%	13.92%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-75

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds IS Growth — Income Fund Class 2 (g)
2017	19	$11.42	$11.42	$212	2.08%	0.90%	0.90%	12.69%	12.69%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS US Government/AAA Rated Securities Fund Class 2 (h)
2017	3	9.96	9.96	25	2.15%	0.90%	0.90%	-0.43%	-0.43%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2
2017	200	12.15	12.15	2,424	1.15%	0.90%	0.90%	28.28%	28.28%
2016	107	9.47	9.47	1,012	1.13%	0.90%	0.90%	4.31%	4.31%
2015	29	9.08	9.08	261	0.45%	0.90%	0.90%	-6.63%	-6.63%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 4
2017	6	11.94	11.94	70	0.86%	1.30%	1.30%	27.39%	27.39%
2016	5	9.37	9.37	46	1.23%	1.30%	1.30%	3.68%	3.68%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds US Government/AAA — Rated Securities Class 4 (i)
2017	14	9.91	9.99	138	1.73%	1.00%	1.30%	-0.84%	0.27%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2017	55	19.33	23.18	1,253	1.93%	0.85%	1.55%	9.99%	11.22%
2016	62	17.41	20.96	1,267	1.76%	0.85%	1.80%	5.92%	6.94%
2015	71	16.28	19.28	1,351	0.11%	0.70%	1.80%	-3.95%	-2.88%
2014	76	16.79	20.37	1,498	1.40%	0.70%	1.80%	7.63%	8.83%
2013	94	15.45	18.82	1,730	1.00%	0.70%	1.80%	15.88%	17.18%
ClearBridge Variable Mid Cap Portfolio Cl II
2017	3,437	17.81	25.36	72,310	0.19%	0.60%	1.75%	10.59%	11.88%
2016	3,693	16.11	22.67	69,891	0.42%	0.60%	1.75%	7.21%	8.46%
2015	2,038	15.02	20.90	37,265	0.08%	0.60%	1.75%	0.20%	1.38%
2014	3,376	14.99	20.61	59,161	0.09%	0.60%	1.75%	5.94%	7.18%
2013	3,451	14.15	19.23	56,901	0.06%	0.60%	1.75%	34.66%	36.23%
ClearBridge Variable Small Cap Growth II
2017	962	19.33	28.75	22,706	0.00%	0.60%	1.75%	21.75%	23.17%
2016	743	15.88	23.34	14,160	0.00%	0.60%	1.75%	3.70%	4.91%
2015	455	15.31	22.25	8,768	0.00%	0.60%	1.75%	-6.26%	-5.17%
2014	600	16.34	23.46	11,731	0.00%	0.60%	1.75%	1.97%	3.16%
2013	585	16.02	22.74	11,118	0.05%	0.60%	1.75%	44.06%	45.74%
Fidelity Contrafund Portfolio SC2
2017	14,006	18.60	32.49	313,071	0.78%	0.60%	1.75%	19.47%	20.86%
2016	15,143	15.57	26.94	282,691	0.73%	0.60%	1.75%	5.85%	7.09%
2015	9,961	14.71	25.20	184,377	0.78%	0.60%	1.75%	-1.34%	-0.19%
2014	14,617	14.91	25.30	261,613	0.75%	0.60%	1.75%	9.70%	10.99%
2013	15,209	13.59	22.84	248,636	0.87%	0.60%	1.75%	28.67%	30.17%
Fidelity Equity Income SC2
2017	343	16.92	30.28	7,623	1.43%	0.60%	1.65%	10.80%	11.98%
2016	401	15.27	27.09	8,015	2.04%	0.60%	1.65%	15.78%	17.01%
2015	448	13.19	23.20	7,771	2.84%	0.60%	1.65%	-5.82%	-4.81%
2014	511	14.01	24.42	9,403	2.46%	0.60%	1.65%	6.69%	7.83%
2013	616	13.13	22.70	10,492	2.21%	0.60%	1.65%	25.72%	27.06%
Fidelity Freedom Fund - 2015 Maturity SC2
2017	75	14.73	21.13	1,245	1.36%	0.60%	1.65%	12.91%	14.11%
2016	67	13.05	18.55	1,011	1.24%	0.60%	1.65%	3.84%	4.95%
2015	71	12.56	17.72	1,047	1.77%	0.60%	1.65%	-2.15%	-1.10%
2014	60	12.84	17.95	889	1.26%	0.60%	1.65%	2.73%	3.83%
2013	77	12.50	17.32	1,081	1.59%	0.70%	1.65%	12.22%	13.31%

FSA-76

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Fidelity Freedom Fund - 2020 Maturity SC2
2017	96	$14.87	$22.88	$1,808	1.14%	0.60%	1.65%	14.35%	15.57%
2016	125	13.00	19.84	2,079	1.27%	0.60%	1.65%	4.06%	5.17%
2015	133	12.49	18.90	2,097	1.70%	0.60%	1.65%	-2.10%	-1.06%
2014	123	12.76	19.14	1,963	1.37%	0.60%	1.65%	2.87%	3.97%
2013	118	12.41	18.45	1,847	1.48%	0.60%	1.65%	13.73%	14.94%
Fidelity Growth Portfolio SC2
2017	125	32.39	37.77	3,332	0.08%	0.70%	1.65%	32.60%	34.01%
2016	120	16.88	28.24	2,464	0.00%	0.70%	1.65%	-1.10%	-0.15%
2015	147	17.07	28.31	2,962	0.03%	0.60%	1.65%	5.14%	6.26%
2014	169	16.24	26.69	3,191	0.00%	0.60%	1.65%	9.18%	10.35%
2013	187	14.87	24.24	3,295	0.05%	0.70%	1.65%	33.76%	35.05%
Fidelity Index 500 Portfolio SC2
2017	27,652	20.54	34.20	629,068	1.65%	0.60%	1.75%	19.29%	20.68%
2016	25,061	17.22	28.40	474,690	1.74%	0.60%	1.75%	9.64%	10.91%
2015	13,418	15.71	25.66	231,506	2.73%	0.60%	1.75%	-0.68%	0.48%
2014	7,798	15.82	25.59	135,088	2.18%	0.60%	1.75%	11.31%	12.61%
2013	4,456	14.21	22.77	70,003	1.75%	0.60%	1.75%	29.60%	31.12%
Fidelity Investment Grade Bonds SC2
2017	21,901	10.83	15.42	269,099	2.30%	0.60%	1.75%	2.18%	3.37%
2016	20,125	10.60	14.92	242,133	2.46%	0.60%	1.75%	2.66%	3.85%
2015	16,489	10.33	14.38	195,844	2.67%	0.60%	1.75%	-2.58%	-1.44%
2014	12,716	10.60	14.65	159,057	2.01%	0.60%	1.75%	3.77%	4.98%
2013	12,506	10.22	14.02	151,144	2.30%	0.60%	1.75%	-3.78%	-2.65%
Fidelity Mid Cap SC2
2017	17,087	17.46	35.64	370,920	0.48%	0.60%	1.75%	18.44%	19.82%
2016	18,819	14.74	29.88	342,992	0.40%	0.60%	1.75%	9.97%	11.25%
2015	9,433	13.40	26.98	170,667	0.20%	0.60%	1.75%	-3.35%	-2.22%
2014	19,006	13.87	27.71	324,649	0.02%	0.60%	1.75%	4.18%	5.40%
2013	18,745	13.31	26.41	308,715	0.30%	0.60%	1.75%	33.50%	35.06%
Franklin Flex Cap Growth VIP CL 2
2017	1,363	17.07	22.39	27,018	0.00%	0.60%	1.75%	24.73%	26.18%
2016	1,453	13.68	22.39	23,108	0.00%	0.60%	1.75%	-4.58%	-3.47%
2015	1,116	14.34	23.24	18,971	0.00%	0.60%	1.75%	2.54%	3.74%
2014	1,263	13.99	22.45	20,782	0.00%	0.60%	1.75%	4.25%	5.47%
2013	1,395	13.42	21.33	21,883	0.00%	0.60%	1.75%	35.08%	36.66%
Franklin Income VIP CL 2
2017	14,303	13.53	22.67	239,079	4.15%	0.60%	1.75%	7.76%	9.02%
2016	15,126	12.56	20.83	233,837	5.60%	0.60%	1.75%	12.04%	13.34%
2015	10,486	11.21	18.42	150,657	4.95%	0.60%	1.75%	-8.68%	-7.61%
2014	11,175	12.27	19.98	175,785	5.08%	0.60%	1.75%	2.79%	3.99%
2013	16,684	11.94	19.25	244,491	6.40%	0.60%	1.75%	11.95%	13.26%
Franklin Mutual Global Discovery VIP CL 2 (j)
2017	96	10.34	10.77	1,010	1.19%	0.60%	1.75%	2.66%	7.52%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Mutual Shares VIP CL 2
2017	42,841	15.59	25.53	760,362	2.21%	0.60%	1.75%	6.46%	7.70%
2016	46,777	14.63	23.75	775,502	2.36%	0.60%	1.75%	14.04%	15.36%
2015	33,349	12.82	20.63	484,637	2.96%	0.60%	1.75%	-6.60%	-5.51%
2014	47,438	13.71	21.87	728,537	2.04%	0.60%	1.75%	5.25%	6.48%
2013	51,645	13.01	20.58	747,537	2.13%	0.60%	1.75%	26.02%	27.49%
Franklin Rising Dividend VIP CL 2
2017	18,488	19.37	32.30	405,590	1.53%	0.60%	1.75%	18.46%	19.84%
2016	20,344	16.35	27.00	375,007	1.69%	0.60%	1.75%	14.02%	15.35%
2015	13,637	14.34	23.46	228,798	1.70%	0.60%	1.75%	-5.33%	-4.23%
2014	21,975	15.15	24.54	374,563	1.34%	0.60%	1.75%	6.82%	8.07%
2013	23,222	14.18	22.76	369,882	1.58%	0.60%	1.75%	27.42%	28.91%
Franklin Small Cap Value VIP CL 2
2017	2,608	18.81	25.94	59,518	0.51%	0.60%	1.75%	8.72%	9.99%
2016	2,824	17.31	23.59	58,900	0.87%	0.60%	1.75%	27.92%	29.41%
2015	2,388	13.53	18.23	40,092	0.75%	0.60%	1.75%	-9.01%	-7.94%
2014	2,608	14.87	19.80	47,346	0.63%	0.60%	1.75%	-1.19%	-0.03%
2013	3,103	15.05	19.81	55,983	1.31%	0.60%	1.75%	33.86%	35.42%

FSA-77

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Franklin Small-Mid Cap Growth VIP CL 2
2017	1,735	$16.74	$31.73	$34,548	0.00%	0.60%	1.75%	19.28%	20.67%
2016	1,854	14.04	26.35	31,042	0.00%	0.60%	1.75%	2.35%	3.55%
2015	1,078	13.71	25.50	18,593	0.00%	0.60%	1.75%	-4.36%	-3.24%
2014	1,612	14.34	26.40	27,779	0.00%	0.60%	1.75%	5.59%	6.83%
2013	1,656	13.58	24.77	27,080	0.00%	0.60%	1.75%	35.74%	37.33%
Franklin Strategic Income VIP CL2 (k)
2017	76	10.15	10.40	790	2.78%	0.90%	1.30%	1.09%	3.52%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin US Government Securities VIP CL 2
2017	49,200	9.68	12.87	534,690	2.63%	0.60%	1.75%	-0.43%	0.73%
2016	49,314	9.73	12.77	534,483	2.50%	0.60%	1.75%	-1.09%	0.06%
2015	50,826	9.83	12.76	553,686	2.58%	0.60%	1.75%	-1.28%	-0.13%
2014	57,003	9.96	12.78	623,015	2.66%	0.60%	1.75%	1.58%	2.76%
2013	51,869	9.81	12.44	560,230	2.77%	0.60%	1.75%	-3.95%	-2.82%
Goldman Sachs Global Trends Allocation SC
2017	639	11.42	11.94	7,565	0.30%	1.00%	1.75%	11.14%	11.98%
2016	676	10.20	10.70	7,165	0.29%	1.00%	1.75%	2.52%	3.30%
2015	660	9.87	10.39	6,835	0.11%	1.00%	1.75%	-7.46%	-6.76%
2014	399	10.59	11.17	4,444	0.04%	1.00%	1.75%	2.13%	2.91%
2013	300	10.85	10.89	3,266	0.11%	1.00%	1.75%	3.73%	4.04%
Goldman Sachs Large Cap Value
2017	1,577	20.63	39.54	46,632	1.60%	0.60%	1.80%	7.89%	9.20%
2016	1,796	18.98	36.44	49,161	2.02%	0.60%	1.80%	9.58%	10.91%
2015	2,092	17.20	33.07	51,988	1.35%	0.60%	1.80%	-6.13%	-4.99%
2014	2,441	18.20	35.04	64,132	1.29%	0.60%	1.80%	10.91%	12.26%
2013	3,077	16.29	31.42	71,661	1.15%	0.60%	1.80%	30.84%	32.43%
Goldman Sachs Large Cap Value Fund SC
2017	7,820	15.00	25.70	136,488	1.36%	0.70%	1.75%	7.65%	8.79%
2016	8,615	13.91	23.65	138,956	1.86%	0.70%	1.75%	9.34%	10.51%
2015	9,046	12.69	21.42	131,778	1.08%	0.70%	1.75%	-6.25%	-5.25%
2014	10,963	13.51	22.63	170,959	1.07%	0.70%	1.75%	10.64%	11.82%
2013	13,006	12.19	20.26	181,863	0.93%	0.70%	1.75%	30.61%	32.00%
Goldman Sachs Mid Cap Value
2017	226	27.31	31.93	6,819	0.71%	0.60%	1.80%	9.08%	10.41%
2016	266	25.04	28.95	7,291	1.29%	0.60%	1.80%	11.50%	12.85%
2015	302	22.45	25.68	7,363	0.38%	0.60%	1.80%	-10.87%	-9.79%
2014	357	25.19	28.49	9,659	0.94%	0.60%	1.80%	11.53%	12.89%
2013	447	22.59	25.27	10,787	0.78%	0.60%	1.80%	30.51%	32.10%
Goldman Sachs Mid Cap Value SC
2017	9,603	13.03	19.91	175,683	0.48%	0.70%	1.75%	8.92%	10.07%
2016	10,308	11.87	18.09	172,499	1.51%	0.70%	1.75%	11.30%	12.49%
2015	4,977	10.59	16.08	76,265	0.08%	0.70%	1.75%	-11.11%	-10.16%
2014	9,078	11.82	17.90	152,268	0.79%	0.70%	1.75%	11.31%	12.49%
2013	9,374	10.54	15.91	140,981	0.66%	0.70%	1.75%	30.24%	31.63%
Goldman Sachs Small Cap Equity Insights
2017	541	22.28	56.95	26,763	0.52%	0.60%	1.80%	9.57%	10.90%
2016	620	20.32	51.69	27,860	1.09%	0.60%	1.80%	20.99%	22.46%
2015	712	16.78	42.48	26,200	0.28%	0.60%	1.80%	-3.89%	-2.71%
2014	839	17.44	43.95	31,751	0.73%	0.60%	1.80%	5.01%	6.29%
2013	1,013	16.59	41.63	36,164	0.94%	0.60%	1.80%	33.19%	34.81%
Goldman Sachs Small Cap Equity Insights SC
2017	764	22.45	36.65	18,725	0.29%	0.70%	1.65%	9.39%	10.45%
2016	871	20.50	33.22	19,370	0.85%	0.70%	1.65%	20.97%	22.13%
2015	1,030	16.93	27.22	18,749	0.03%	0.70%	1.65%	-4.10%	-3.18%
2014	1,227	17.64	28.14	23,079	0.50%	0.70%	1.65%	4.93%	5.94%
2013	1,426	16.79	26.59	25,339	0.70%	0.70%	1.65%	33.15%	34.44%
Goldman Sachs Strategic Growth
2017	961	22.65	51.15	33,382	0.51%	0.60%	1.80%	28.32%	29.88%
2016	1,136	17.53	39.64	30,335	0.58%	0.60%	1.80%	0.15%	1.37%
2015	1,322	17.38	39.36	35,156	0.34%	0.60%	1.80%	1.54%	2.78%
2014	1,565	16.99	38.55	40,289	0.35%	0.60%	1.80%	11.60%	12.96%
2013	1,941	15.12	34.35	43,705	0.39%	0.60%	1.80%	30.04%	31.63%

FSA-78

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Goldman Sachs Strategic Growth SC
2017	8,794	$16.09	$33.81	$205,502	0.26%	0.70%	1.75%	28.09%	29.45%
2016	9,897	12.46	26.14	180,526	0.42%	0.70%	1.75%	-0.08%	0.98%
2015	8,563	12.38	25.91	157,352	0.11%	0.70%	1.75%	1.34%	2.42%
2014	9,760	12.12	25.33	176,080	0.12%	0.70%	1.75%	11.40%	12.59%
2013	10,537	10.80	22.52	171,088	0.17%	0.70%	1.75%	29.69%	31.08%
Goldman Sachs Strategic International Equity
2017	1,620	14.17	23.67	29,100	1.85%	0.60%	1.80%	24.34%	25.85%
2016	1,888	11.32	18.93	27,037	1.97%	0.60%	1.80%	-4.47%	-3.31%
2015	2,072	11.76	19.71	30,990	1.66%	0.60%	1.80%	-0.76%	0.45%
2014	2,381	11.77	19.75	35,657	3.41%	0.60%	1.80%	-9.20%	-8.10%
2013	2,830	12.87	21.63	46,308	1.76%	0.60%	1.80%	21.97%	23.46%
Goldman Sachs Strategic International Equity SC
2017	4,472	10.77	20.37	55,115	1.70%	0.70%	1.75%	24.01%	25.33%
2016	4,578	8.67	16.27	44,909	1.78%	0.70%	1.75%	-4.56%	-3.54%
2015	4,695	9.07	16.88	47,866	1.46%	0.70%	1.75%	-0.99%	0.07%
2014	5,049	9.14	16.89	51,151	3.23%	0.70%	1.75%	-9.31%	-8.35%
2013	5,641	10.06	18.44	62,577	1.57%	0.70%	1.75%	21.56%	22.86%
Goldman Sachs US Equity Insights
2017	655	22.84	60.03	31,997	1.34%	0.60%	1.80%	21.84%	23.33%
2016	751	18.61	48.99	30,113	1.24%	0.60%	1.80%	8.75%	10.07%
2015	866	16.99	44.80	31,838	1.29%	0.60%	1.80%	-1.99%	-0.79%
2014	1,010	17.22	45.46	37,542	1.34%	0.60%	1.80%	14.27%	15.67%
2013	1,224	14.96	39.56	38,914	1.08%	0.60%	1.80%	35.05%	36.69%
Goldman Sachs US Equity Insights SC
2017	23	21.82	35.10	688	1.22%	0.70%	1.65%	21.77%	22.94%
2016	25	17.81	28.58	601	1.00%	0.70%	1.65%	8.66%	9.70%
2015	30	16.30	26.08	670	1.07%	0.70%	1.65%	-2.05%	-1.10%
2014	38	15.98	26.40	852	1.08%	0.70%	1.65%	14.27%	15.37%
2013	46	13.97	22.91	891	0.84%	0.70%	1.65%	34.97%	36.27%
Goldman Sachs VIT Core Fixed Income SC
2017	2,683	10.26	10.37	27,737	2.66%	0.90%	1.30%	1.80%	2.21%
2016	2,377	10.08	10.15	24,074	2.26%	0.90%	1.30%	1.37%	1.78%
2015	1,109	9.94	9.97	11,044	0.84%	0.90%	1.30%	-0.18%	0.02%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2017	2,966	18.08	25.48	67,966	0.00%	0.60%	1.75%	24.71%	26.16%
2016	3,435	14.50	20.19	62,844	0.00%	0.60%	1.75%	-0.35%	0.81%
2015	3,268	14.55	20.03	60,353	0.00%	0.60%	1.75%	-6.86%	-5.77%
2014	3,885	15.62	21.26	75,575	0.00%	0.60%	1.75%	9.16%	10.43%
2013	4,245	14.31	19.25	75,402	0.00%	0.60%	1.75%	29.89%	31.40%
Guggenheim Floating Rate Strategies (Series F)
2017	364	11.28	11.28	4,108	3.36%	1.00%	1.00%	2.43%	2.43%
2016	321	11.01	11.01	3,535	5.07%	1.00%	1.00%	7.48%	7.48%
2015	159	10.25	10.25	1,627	1.89%	1.00%	1.00%	-0.28%	-0.28%
2014	53	10.28	10.28	547	0.00%	1.00%	1.00%	1.36%	1.36%
2013	8	10.14	10.14	84	0.00%	1.00%	1.00%	0.71%	0.71%
Guggenheim Global Managed Futures Strategy
2017	38	10.38	10.38	396	1.40%	1.00%	1.00%	7.63%	7.63%
2016	37	9.64	9.64	361	4.26%	1.00%	1.00%	-15.61%	-15.61%
2015	30	11.42	11.42	345	2.38%	1.00%	1.00%	-2.53%	-2.53%
2014	14	11.72	11.72	165	0.00%	1.00%	1.00%	10.96%	10.96%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Guggenheim Long Short Equity
2017	24	12.23	12.23	294	0.36%	1.00%	1.00%	13.71%	13.71%
2016	28	10.75	10.75	299	0.00%	1.00%	1.00%	-0.35%	-0.35%
2015	22	10.79	10.79	238	0.00%	1.00%	1.00%	0.25%	0.25%
2014	5	10.76	10.76	52	0.00%	1.00%	1.00%	1.77%	1.77%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Guggenheim Macro Opportunities Strategies (Series M)
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016 (l)	—	10.68	10.68	—	7.16%	1.00%	1.00%	N/A	N/A
2015	12	10.50	10.50	131	3.29%	1.00%	1.00%	-1.30%	-1.30%
2014	0	10.64	10.64	4	0.00%	1.00%	1.00%	4.30%	4.30%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%

FSA-79

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Guggenheim Multi-Hedge Strategies
2017	70	$10.70	$10.70	$754	0.00%	1.00%	1.00%	2.64%	2.64%
2016	70	10.43	10.43	730	0.10%	1.00%	1.00%	-1.48%	-1.48%
2015	59	10.58	10.58	624	0.69%	1.00%	1.00%	0.83%	0.83%
2014	17	10.50	10.50	182	0.00%	1.00%	1.00%	3.61%	3.61%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Invesco VI American Franchise I
2017	549	10.14	11.99	6,026	0.08%	0.70%	1.65%	25.25%	26.45%
2016	622	8.09	9.48	5,417	0.00%	0.70%	1.65%	0.59%	1.55%
2015	701	8.04	9.34	6,035	0.00%	0.70%	1.65%	3.28%	4.27%
2014	756	7.79	8.95	6,276	0.04%	0.70%	1.65%	6.65%	7.68%
2013	902	7.15	8.32	6,990	0.43%	0.70%	1.65%	37.62%	39.16%
Invesco VI American Franchise II
2017	216	9.77	35.31	3,188	0.00%	0.60%	1.70%	24.88%	26.27%
2016	254	7.82	28.02	2,947	0.00%	0.60%	1.70%	0.29%	1.41%
2015	273	7.80	27.69	3,191	0.00%	0.60%	1.70%	2.97%	4.12%
2014	338	7.57	26.65	3,775	0.00%	0.60%	1.70%	6.33%	7.52%
2013	415	7.11	24.83	4,326	0.25%	0.60%	1.70%	37.42%	38.96%
Invesco VI American Value II
2017	4,682	16.91	24.09	90,291	0.43%	0.60%	1.75%	7.77%	9.03%
2016	4,624	15.69	22.09	82,200	0.16%	0.60%	1.75%	13.21%	14.53%
2015	1,769	13.86	19.29	27,984	0.00%	0.60%	1.75%	-10.94%	-9.90%
2014	4,498	15.56	21.41	78,129	0.22%	0.60%	1.75%	7.56%	8.82%
2013	3,499	14.46	19.67	56,182	0.65%	0.60%	1.75%	31.59%	33.13%
Invesco VI Balanced Risk Allocation II
2017	6,037	12.88	16.36	85,396	3.75%	0.60%	1.75%	7.92%	9.18%
2016	6,510	11.94	14.99	85,098	0.20%	0.60%	1.75%	9.57%	10.85%
2015	6,359	10.90	13.52	75,614	4.12%	0.60%	1.75%	-6.07%	-4.97%
2014	5,478	11.60	14.23	69,261	0.00%	0.60%	1.75%	3.86%	5.08%
2013	5,776	11.17	13.54	70,321	1.77%	0.60%	1.75%	-0.35%	0.81%
Invesco VI Comstock I
2017	901	29.99	36.45	29,936	2.09%	0.70%	1.80%	15.74%	17.03%
2016	1,053	25.91	31.14	30,040	1.49%	0.70%	1.80%	15.20%	16.48%
2015	1,196	22.49	26.74	29,440	1.91%	0.70%	1.80%	-7.67%	-6.64%
2014	1,439	24.36	28.64	38,137	1.28%	0.70%	1.80%	7.42%	8.62%
2013	1,762	22.68	26.37	43,225	1.62%	0.70%	1.80%	33.53%	35.02%
Invesco VI Comstock II
2017	7,170	19.14	35.13	202,996	1.90%	0.60%	1.80%	15.47%	16.87%
2016	7,926	16.57	30.09	195,282	1.35%	0.60%	1.80%	14.89%	16.29%
2015	7,016	14.41	25.90	158,849	1.57%	0.60%	1.80%	-7.88%	-6.76%
2014	8,915	15.64	27.81	208,968	1.08%	0.60%	1.80%	7.14%	8.45%
2013	10,091	14.59	25.67	221,495	1.41%	0.60%	1.80%	33.22%	34.84%
Invesco VI Equity and Income II
2017	13,848	16.28	28.44	288,949	1.43%	0.60%	1.80%	8.79%	10.12%
2016	14,912	14.95	25.85	285,668	1.96%	0.60%	1.80%	12.78%	14.15%
2015	8,804	13.25	22.67	164,487	1.96%	0.60%	1.80%	-4.34%	-3.17%
2014	13,005	13.85	23.43	239,404	1.59%	0.60%	1.80%	6.81%	8.12%
2013	13,487	12.96	21.70	236,068	1.54%	0.60%	1.80%	22.64%	24.14%
Invesco VI Global Real Estate II
2017	1,344	11.94	14.26	18,081	5.27%	0.90%	1.75%	10.77%	11.72%
2016	196	10.70	12.76	2,438	9.62%	0.90%	1.75%	0.04%	0.90%
2015	238	10.61	12.65	2,960	1.35%	0.90%	1.75%	-3.46%	-2.63%
2014	1,013	10.91	12.99	12,807	1.55%	0.90%	1.75%	12.35%	13.31%
2013	689	9.64	11.46	7,841	4.56%	0.90%	1.75%	0.65%	1.52%
Invesco VI Government Securities II
2017	13,042	9.94	10.98	137,102	1.92%	0.60%	1.80%	-0.10%	1.11%
2016	11,744	9.95	10.86	122,902	1.94%	0.60%	1.80%	-0.81%	0.40%
2015	9,206	10.02	10.82	97,513	1.87%	0.60%	1.80%	-1.74%	-0.54%
2014	9,174	10.20	10.87	98,609	2.84%	0.60%	1.80%	2.01%	3.26%
2013	10,105	9.90	10.53	105,537	3.31%	0.60%	1.80%	-4.60%	-3.44%
Invesco VI Growth & Income I
2016	1,191	26.49	32.20	34,826	1.49%	0.70%	1.80%	12.27%	13.52%
2016	1,343	23.60	28.37	34,809	1.07%	0.70%	1.80%	17.55%	18.86%
2015	1,553	20.08	23.87	34,050	2.88%	0.70%	1.80%	-4.81%	-3.74%
2014	1,819	21.09	24.79	41,653	1.72%	0.70%	1.80%	8.30%	9.51%
2013	2,207	19.47	22.64	46,452	1.44%	0.70%	1.80%	31.67%	33.14%

FSA-80

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Invesco VI Growth & Income II
2017	33,288	$18.90	$31.03	$780,598	1.27%	0.60%	1.80%	11.99%	13.35%
2016	37,951	16.87	27.40	789,350	1.09%	0.60%	1.80%	17.29%	18.72%
2015	21,433	14.37	23.10	411,587	2.13%	0.60%	1.80%	-5.05%	-3.89%
2014	33,462	15.13	24.06	636,165	1.52%	0.60%	1.80%	7.99%	9.31%
2013	34,383	14.00	22.04	609,926	1.31%	0.60%	1.80%	31.36%	32.97%
Invesco VI International Growth II
2017	6,507	12.80	13.98	90,138	1.72%	0.60%	1.75%	20.59%	21.99%
2016	2,950	10.60	11.49	33,638	2.74%	0.60%	1.65%	-2.33%	-1.29%
2015	3,057	10.85	11.68	35,435	1.13%	0.60%	1.65%	-4.22%	-3.20%
2014	4,943	11.33	12.10	59,535	1.66%	0.60%	1.65%	-1.56%	-0.51%
2013	6,677	11.51	12.20	81,151	1.26%	0.60%	1.75%	16.64%	18.01%
Invesco VI Mid-Cap Growth II
2017	2,052	10.22	32.38	40,574	0.00%	0.60%	1.75%	20.01%	21.41%
2016	2,245	8.30	26.73	36,819	0.00%	0.60%	1.80%	-1.23%	-0.03%
2015	1,904	8.40	26.79	32,590	0.00%	0.60%	1.80%	-0.77%	0.44%
2014	2,329	8.47	26.72	40,027	0.00%	0.60%	1.80%	5.76%	7.05%
2013	2,627	8.01	25.02	42,639	0.22%	0.60%	1.80%	34.15%	35.78%
Invesco VI Small Cap Equity II
2017	1,069	12.64	16.12	16,795	0.00%	0.90%	1.75%	11.74%	12.71%
2016	1,029	11.22	14.31	14,323	0.00%	0.90%	1.75%	9.89%	10.84%
2015	405	10.14	12.91	5,206	0.00%	0.90%	1.30%	-6.97%	-6.59%
2014	1,197	10.86	13.82	16,478	0.00%	0.90%	1.75%	0.30%	1.17%
2013	857	10.75	13.66	11,681	0.00%	0.90%	1.75%	34.69%	35.85%
Lord Abbett Bond Debenture VC
2017	38,072	13.51	27.79	672,287	4.16%	0.60%	1.80%	7.25%	8.56%
2016	39,558	12.59	25.62	649,430	4.52%	0.60%	1.80%	10.12%	11.46%
2015	41,371	11.42	23.01	618,733	4.38%	0.60%	1.80%	-3.30%	-2.12%
2014	35,674	11.81	23.53	574,288	4.77%	0.60%	1.80%	2.47%	3.72%
2013	34,180	11.52	22.71	546,338	5.45%	0.60%	1.80%	6.23%	7.52%
Lord Abbett Calibrated Dividend Growth VC
2017	4,777	18.49	34.77	111,560	1.71%	0.60%	1.80%	16.99%	18.41%
2016	4,818	15.80	29.39	97,491	2.20%	0.60%	1.80%	13.04%	14.41%
2015	2,179	13.97	25.72	44,923	1.76%	0.60%	1.80%	-3.89%	-2.72%
2014	2,240	14.53	26.46	49,855	1.62%	0.60%	1.80%	9.54%	10.87%
2013	2,707	13.26	23.89	55,197	1.64%	0.60%	1.80%	25.63%	27.16%
Lord Abbett Classic Stock VC
2017	1,575	17.43	26.66	31,026	0.79%	0.60%	1.75%	14.80%	16.14%
2016	1,812	15.17	23.00	31,046	1.22%	0.60%	1.75%	10.48%	11.77%
2015	1,206	13.72	20.62	18,978	0.85%	0.60%	1.75%	-2.64%	-1.50%
2014	1,597	14.07	20.98	25,074	0.70%	0.60%	1.75%	7.23%	8.49%
2013	1,727	13.11	19.38	25,161	1.07%	0.60%	1.75%	27.58%	29.07%
Lord Abbett Growth & Income VC
2017	3,830	17.60	27.90	87,445	1.26%	0.60%	1.80%	11.35%	12.70%
2016	4,486	15.80	24.80	91,339	1.42%	0.60%	1.80%	15.01%	16.41%
2015	5,041	13.73	21.35	88,967	1.13%	0.60%	1.80%	-4.61%	-3.45%
2014	6,108	14.39	22.15	111,740	0.65%	0.60%	1.80%	5.72%	7.01%
2013	7,519	13.60	20.74	129,041	0.54%	0.60%	1.80%	33.46%	35.08%
Lord Abbett Growth Opportunities VC
2017	4,040	16.46	33.89	88,278	0.00%	0.60%	1.75%	20.77%	22.18%
2016	4,371	13.63	27.77	78,729	0.00%	0.60%	1.75%	-0.53%	0.63%
2015	1,834	13.70	27.62	38,378	0.00%	0.60%	1.75%	0.93%	2.11%
2014	1,169	13.58	27.08	28,558	0.00%	0.60%	1.75%	4.22%	5.43%
2013	1,371	13.03	25.71	32,228	0.00%	0.60%	1.75%	34.68%	36.26%
Lord Abbett International Opportunities VC
2017	1,529	15.92	32.00	28,657	1.12%	0.60%	1.75%	36.79%	38.38%
2016	1,766	11.63	23.17	23,968	0.93%	0.60%	1.75%	-5.94%	-4.85%
2015	1,967	12.35	24.40	27,940	0.82%	0.60%	1.75%	9.15%	10.43%
2014	2,106	11.30	22.14	27,249	1.29%	0.60%	1.75%	-7.41%	-6.32%
2013	2,312	12.19	23.68	31,920	1.82%	0.60%	1.75%	29.40%	30.91%
Lord Abbett Mid Cap Stock VC
2017	2,909	16.19	30.03	69,825	0.59%	0.60%	1.80%	4.92%	6.19%
2016	3,226	15.42	28.33	73,435	0.50%	0.60%	1.80%	14.31%	15.70%
2015	3,258	13.49	24.54	66,034	0.55%	0.60%	1.80%	-5.52%	-4.36%
2014	3,911	14.27	25.71	83,064	0.42%	0.60%	1.80%	9.52%	10.86%
2013	4,624	13.02	23.24	89,509	0.40%	0.60%	1.80%	27.98%	29.54%

FSA-81

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Lord Abbett Series Fundamental Equity VC
2017	13,068	$16.72	$23.01	$255,340	1.01%	0.60%	1.75%	10.61%	11.90%
2016	14,509	15.11	20.56	254,780	1.49%	0.60%	1.75%	13.73%	15.05%
2015	7,825	13.29	17.87	125,147	0.87%	0.60%	1.75%	-5.13%	-4.02%
2014	13,829	14.01	18.62	223,533	0.45%	0.60%	1.75%	5.27%	6.50%
2013	14,463	13.31	17.49	221,856	0.26%	0.60%	1.75%	33.39%	34.94%
MFS Growth Series IC
2017	150	24.25	38.98	5,354	0.10%	0.70%	1.80%	29.05%	30.30%
2016	182	18.66	30.04	4,941	0.04%	0.70%	1.80%	0.61%	1.73%
2015	200	18.42	29.69	5,390	0.15%	0.70%	1.80%	5.63%	6.81%
2014	207	17.31	27.96	5,404	0.10%	0.70%	1.80%	6.99%	8.18%
2013	231	16.07	25.98	5,680	0.23%	0.70%	1.80%	34.39%	35.90%
MFS Growth Series SC
2017	1,916	21.19	37.59	53,088	0.00%	0.60%	1.80%	28.74%	30.30%
2016	2,207	16.45	29.04	47,069	0.00%	0.60%	1.80%	0.35%	1.57%
2015	2,820	16.38	28.78	58,065	0.00%	0.60%	1.80%	5.37%	6.66%
2014	7,240	15.54	27.16	130,103	0.00%	0.60%	1.80%	6.73%	8.03%
2013	6,350	14.55	25.30	107,814	0.13%	0.60%	1.80%	34.04%	35.68%
MFS Investors Trust IC
2017	270	22.73	30.13	7,660	0.72%	0.70%	1.80%	21.14%	22.49%
2016	310	18.63	24.74	7,227	0.83%	0.70%	1.80%	6.64%	7.83%
2015	361	17.35	23.07	7,853	0.91%	0.70%	1.80%	-1.58%	-0.48%
2014	408	17.50	22.31	8,995	0.92%	0.70%	1.80%	9.01%	10.23%
2013	474	15.94	21.26	9,554	1.08%	0.70%	1.80%	29.68%	31.13%
MFS Investors Trust SC
2017	2,845	19.31	30.53	69,445	0.55%	0.60%	1.75%	20.88%	22.29%
2016	3,293	15.97	25.01	66,205	0.55%	0.60%	1.80%	6.37%	7.67%
2015	3,743	15.01	23.28	70,030	0.81%	0.60%	1.80%	-1.84%	-0.65%
2014	10,844	15.28	23.48	191,030	0.80%	0.60%	1.80%	8.72%	10.05%
2013	10,053	14.05	21.38	163,257	1.03%	0.60%	1.80%	29.37%	30.95%
MFS New Discovery IC
2017	52	36.21	47.18	2,300	0.00%	0.70%	1.80%	24.39%	25.77%
2016	61	28.91	37.72	2,162	0.00%	0.70%	1.80%	7.10%	8.29%
2015	65	26.80	35.03	2,152	0.00%	0.70%	1.80%	-3.65%	-2.57%
2014	76	27.62	36.15	2,594	0.00%	0.70%	1.80%	-8.93%	-7.91%
2013	99	30.11	39.47	3,700	0.00%	0.70%	1.80%	38.98%	40.53%
MFS New Discovery SC
2017	2,284	16.04	45.47	77,142	0.00%	0.60%	1.80%	24.07%	25.58%
2016	2,710	12.92	36.45	73,384	0.00%	0.60%	1.80%	6.85%	8.15%
2015	2,943	12.09	33.92	73,525	0.00%	0.60%	1.80%	-3.90%	-2.73%
2014	3,853	12.57	35.11	94,951	0.00%	0.60%	1.80%	-9.16%	-8.05%
2013	7,089	13.83	38.43	158,400	0.00%	0.60%	1.80%	38.68%	40.37%
MFS Research IC
2017	199	23.91	31.67	5,944	1.30%	0.70%	1.80%	21.16%	22.51%
2016	244	20.40	26.00	6,023	0.76%	0.70%	1.80%	6.79%	7.98%
2015	293	18.92	24.21	6,708	0.74%	0.70%	1.80%	-1.01%	0.10%
2014	328	18.93	24.32	7,558	0.81%	0.70%	1.80%	8.22%	9.43%
2013	367	16.77	22.35	7,811	0.33%	0.70%	1.80%	29.91%	31.36%
MFS Research SC
2017	169	19.44	32.41	4,475	1.11%	0.60%	1.75%	20.93%	22.33%
2016	199	16.08	26.55	4,332	0.51%	0.60%	1.75%	6.60%	7.84%
2015	222	15.08	24.66	4,475	0.50%	0.60%	1.75%	-1.23%	-0.07%
2014	399	15.27	24.73	7,680	0.58%	0.60%	1.75%	8.01%	9.28%
2013	393	14.14	22.68	7,010	0.30%	0.60%	1.75%	29.69%	31.21%
MFS Total Return IC
2017	807	$25.56	$30.77	$23,270	2.34%	0.70%	1.80%	10.29%	11.52%
2016	937	23.01	27.75	24,341	2.83%	0.70%	1.80%	7.14%	8.33%
2015	1,067	21.33	25.75	25,781	2.60%	0.70%	1.80%	-2.16%	-1.07%
2014	1,212	21.64	26.18	29,780	1.84%	0.70%	1.80%	6.55%	7.74%
2013	1,463	20.17	24.43	33,548	1.75%	0.70%	1.80%	16.91%	18.21%
MFS Total Return SC
2017	2,777	15.20	29.67	64,256	2.12%	0.60%	1.80%	10.02%	11.36%
2016	3,118	13.81	26.82	64,933	2.64%	0.60%	1.80%	6.86%	8.16%
2015	3,476	12.91	24.96	67,343	2.44%	0.60%	1.80%	-2.37%	-1.18%
2014	5,578	13.22	25.42	102,488	1.69%	0.60%	1.80%	6.29%	7.59%
2013	5,936	12.43	23.78	104,046	1.66%	0.60%	1.80%	16.60%	18.03%

FSA-82

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

MFS Utilities IC
2017	74	37.21	40.58	2,920	4.21%	0.70%	1.65%	12.95%	14.03%
2016	92	32.76	35.79	3,190	4.09%	0.70%	1.65%	9.64%	10.69%
2015	99	29.72	32.51	3,118	4.19%	0.70%	1.65%	-15.93%	-15.12%
2014	137	35.15	38.51	5,090	2.09%	0.70%	1.65%	10.88%	11.94%
2013	153	31.53	34.59	5,123	2.26%	0.70%	1.80%	18.35%	19.67%
MFS Utilities SC
2017	1,249	14.38	39.10	33,093	4.18%	0.60%	1.75%	12.50%	13.81%
2016	1,461	12.78	34.58	34,249	3.68%	0.60%	1.75%	9.30%	10.57%
2015	1,694	11.69	31.48	35,747	2.86%	0.60%	1.75%	-16.25%	-15.27%
2014	3,801	13.96	37.40	78,284	1.92%	0.60%	1.80%	10.44%	11.79%
2013	4,035	12.64	33.67	75,165	2.21%	0.60%	1.80%	18.05%	19.49%
MFS VIT Total Return Bond SC
2017	43,300	11.01	13.14	522,114	3.17%	0.60%	1.75%	2.37%	3.56%
2016	44,680	10.76	12.69	522,176	3.19%	0.60%	1.75%	2.20%	3.39%
2015	50,020	10.52	12.27	567,063	3.28%	0.60%	1.75%	-2.32%	-1.18%
2014	64,834	10.77	12.42	741,457	2.76%	0.60%	1.75%	3.77%	4.99%
2013	58,361	10.38	11.83	642,579	1.16%	0.60%	1.75%	-3.01%	-1.88%
MFS VIT Value SC
2017	10,465	19.76	25.25	243,337	1.70%	0.60%	1.75%	15.30%	16.65%
2016	11,919	17.13	21.65	238,781	1.82%	0.60%	1.75%	11.79%	13.10%
2015	13,576	15.33	19.14	241,370	2.28%	0.60%	1.75%	-2.67%	-1.53%
2014	29,436	15.75	19.44	516,769	1.37%	0.60%	1.75%	8.28%	9.54%
2013	29,190	14.54	17.75	471,818	1.03%	0.60%	1.75%	33.23%	34.78%
MFS VIT II Emerging Markets Equity SC
2017	53	10.59	11.29	588	0.98%	0.90%	1.65%	35.40%	36.43%
2016	61	7.82	8.29	495	0.36%	0.90%	1.65%	7.25%	8.07%
2015	72	7.29	7.68	537	0.58%	0.90%	1.65%	-14.52%	-13.87%
2014	143	8.53	8.92	1,241	0.65%	0.90%	1.65%	-8.52%	-7.82%
2013	476	9.31	9.45	4,467	1.61%	0.90%	1.75%	-7.06%	-6.25%
MFS VIT II International Value SC
2017	1,618	14.27	18.24	29,487	1.32%	0.90%	1.30%	25.18%	25.68%
2016	1,817	11.36	14.51	26,343	1.08%	0.90%	1.30%	2.50%	2.91%
2015	2,166	11.05	14.10	30,515	2.73%	0.90%	1.30%	4.94%	5.36%
2014	6,677	10.50	13.38	89,173	2.05%	0.90%	1.75%	-0.63%	0.22%
2013	6,572	13.16	13.35	87,721	1.53%	0.90%	1.75%	25.41%	26.49%
MFS VIT II MA Investors Growth Stock IC
2017	135	12.90	13.30	1,765	0.66%	0.70%	1.80%	26.12%	27.53%
2016	157	10.22	10.43	1,615	0.56%	0.70%	1.80%	4.17%	5.34%
2015	202	9.82	9.90	1,987	1.08%	0.70%	1.80%	-3.72%	-2.91%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC
2017	3,815	12.81	13.26	50,192	0.42%	0.60%	1.80%	25.81%	27.33%
2016	4,476	10.19	10.41	46,366	0.38%	0.60%	1.80%	3.94%	5.21%
2015	5,131	9.80	9.90	50,659	1.07%	0.60%	1.80%	-3.95	-3.06
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Morgan Stanley VIF, Inc. Global Real Estate II (a)
2017	623	12.95	25.92	9,382	2.46%	0.60%	1.75%	7.80%	9.05%
2016	634	12.01	23.82	8,813	1.43%	0.60%	1.75%	1.33%	2.51%
2015	678	11.85	23.28	9,253	2.21%	0.60%	1.75%	-3.14%	-2.01%
2014	750	12.24	23.81	10,471	6.74%	0.60%	1.75%	11.86%	13.17%
2013	828	10.94	21.08	10,250	3.69%	0.60%	1.75%	0.84%	2.02%
Oppenheimer Capital Appreciation Fund/VA
2017	276	$22.56	$33.04	$8,348	0.24%	0.70%	1.80%	24.56%	25.95%
2016	299	17.98	26.38	7,236	0.40%	0.70%	1.80%	-3.96%	-2.88%
2015	343	18.59	27.31	8,632	0.09%	0.70%	1.80%	1.68%	2.82%
2014	397	18.16	26.71	9,817	0.44%	0.70%	1.80%	13.33%	14.60%
2013	464	15.91	23.44	10,032	0.99%	0.70%	1.80%	27.41%	28.83%
Oppenheimer Capital Appreciation Fund/VA SC
2017	3,512	18.19	31.87	76,611	0.01%	0.60%	1.80%	24.24%	25.75%
2016	3,784	14.64	25.51	66,252	0.07%	0.60%	1.80%	-4.18%	-3.01%
2015	3,174	15.27	26.47	58,337	0.00%	0.60%	1.80%	1.41%	2.65%
2014	2,119	15.05	25.96	40,005	0.18%	0.60%	1.80%	13.06%	14.44%
2013	2,395	13.30	22.83	39,883	0.75%	0.60%	1.80%	27.10%	28.65%

FSA-83

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	96	20.91	29.29	2,700	0.03%	0.70%	1.80%	26.48%	27.69%
2016	112	16.37	23.03	2,466	0.00%	0.70%	1.80%	0.50%	1.62%
2015	127	16.14	22.79	2,782	0.00%	0.70%	1.80%	4.69%	5.86%
2014	139	15.27	21.65	2,907	0.00%	0.70%	1.80%	3.88%	5.04%
2013	167	14.56	20.72	3,343	0.01%	0.70%	1.80%	33.54%	35.03%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC
2017	36	19.30	36.58	927	0.00%	0.60%	1.80%	26.15%	27.69%
2016	42	15.19	28.71	852	0.00%	0.60%	1.80%	0.25%	1.47%
2015	46	15.05	28.35	919	0.00%	0.60%	1.80%	4.44%	5.71%
2014	54	14.31	26.87	1,012	0.00%	0.60%	1.80%	3.63%	4.89%
2013	57	13.71	25.67	1,024	0.00%	0.60%	1.80%	33.19%	34.81%
Oppenheimer Global Fund/VA
2017	215	39.13	49.15	9,783	0.97%	0.70%	1.80%	34.22%	35.71%
2016	243	28.95	36.42	8,199	1.01%	0.70%	1.80%	-1.71%	-0.62%
2015	266	29.25	36.85	9,090	1.33%	0.70%	1.80%	2.08%	3.22%
2014	306	28.45	35.90	10,207	1.10%	0.70%	1.80%	0.45%	1.58%
2013	365	28.12	35.54	12,082	1.36%	0.70%	1.80%	25.02%	26.42%
Oppenheimer Global Fund/VA SC
2017	14,314	17.37	47.45	410,949	0.75%	0.60%	1.80%	33.88%	35.50%
2016	17,359	12.97	35.25	371,521	0.61%	0.60%	1.80%	-1.95%	-0.75%
2015	10,419	13.22	35.75	269,963	1.32%	0.60%	1.80%	1.81%	3.05%
2014	16,067	12.98	34.92	362,251	0.88%	0.60%	1.80%	0.22%	1.44%
2013	17,940	12.95	34.65	399,020	1.17%	0.60%	1.80%	24.71%	26.23%
Oppenheimer Global Strategic Income Fund/VA
2017	492	21.02	24.88	11,143	2.34%	0.70%	1.80%	4.37%	5.53%
2016	552	20.14	23.58	11,927	5.07%	0.70%	1.80%	4.62%	5.79%
2015	648	19.25	22.29	13,319	5.98%	0.70%	1.80%	-4.02%	-2.94%
2014	752	20.06	22.96	16,068	4.25%	0.70%	1.80%	0.99%	2.12%
2013	863	19.86	22.49	18,181	5.03%	0.70%	1.80%	-1.93%	-0.83%
Oppenheimer Global Strategic Income Fund/VA SC
2017	23,422	10.82	23.96	374,253	2.34%	0.60%	1.80%	4.14%	5.40%
2016	24,367	10.39	22.75	372,230	4.61%	0.60%	1.80%	4.36%	5.63%
2015	26,621	9.95	21.56	388,479	5.59%	0.60%	1.80%	-4.24%	-3.08%
2014	28,045	10.38	22.27	425,726	3.91%	0.60%	1.80%	0.65%	1.88%
2013	27,993	10.31	21.88	427,093	4.62%	0.60%	1.80%	-2.16%	-0.96%
Oppenheimer Government Money Fund/VA
2017	92,044	0.91	10.87	377,404	0.39%	0.60%	1.80%	-1.41%	-0.21%
2016	116,486	0.92	10.89	489,814	0.01%	0.60%	1.80%	-1.78%	-0.59%
2015	443,743	0.93	10.96	2,546,039	0.01%	0.60%	1.80%	-1.79%	-0.59%
2014	116,203	0.94	11.02	447,994	0.01%	0.60%	1.80%	-1.79%	-0.59%
2013	64,777	0.95	11.09	116,188	0.01%	0.60%	1.80%	-1.78%	-0.59%
Oppenheimer Main Street Fund/VA
2017	342	22.06	28.88	9,180	1.34%	0.70%	1.80%	14.81%	16.09%
2016	426	19.08	25.01	9,916	1.08%	0.70%	1.80%	9.62%	10.84%
2015	519	17.28	22.69	10,981	0.92%	0.70%	1.80%	1.47%	2.61%
2014	586	16.91	22.24	12,203	0.84%	0.70%	1.80%	8.71%	9.93%
2013	680	15.45	20.34	12,995	1.10%	0.70%	1.80%	29.41%	30.85%
Oppenheimer Main Street Fund/VA SC
2017	4,162	19.83	31.90	92,333	1.07%	0.60%	1.80%	14.60%	15.94%
2016	3,919	17.30	27.57	75,651	0.91%	0.60%	1.80%	9.30%	10.63%
2015	1,969	15.82	24.97	35,737	0.48%	0.60%	1.80%	1.25%	2.49%
2014	1,047	15.62	24.41	19,448	0.58%	0.60%	1.80%	8.42%	9.74%
2013	1,097	14.40	22.29	18,944	0.87%	0.60%	1.80%	29.08%	30.65%
PIMCO VIT All Asset Advisor
2017	807	$11.16	$12.02	$9,406	4.57%	0.90%	1.75%	11.40%	12.36%
2016	814	9.94	10.69	8,477	4.03%	0.90%	1.75%	10.94%	11.89%
2015	76	8.89	9.56	724	3.27%	0.90%	1.75%	-10.78%	-10.00%
2014	84	10.37	10.62	887	3.44%	0.90%	1.75%	-1.30%	-0.45%
2013	606	10.51	10.67	6,413	4.48%	0.90%	1.75%	-1.64%	-0.79%
PIMCO VIT Global Diversified Allocation Portfolio
2017	476	12.36	12.63	5,988	2.94%	1.00%	1.75%	14.82%	15.69%
2016	477	10.76	10.95	5,196	1.65%	1.00%	1.75%	5.76%	6.56%
2015	443	10.17	10.31	4,544	3.42%	1.00%	1.75%	-7.21%	-6.50%
2014	118	10.97	11.06	1,299	4.61%	1.30%	1.75%	3.81%	4.28%
2013	58	10.57	10.60	615	5.42%	1.30%	1.75%	4.11%	4.43%

FSA-84

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

PIMCO VIT Long-Term US Government Advisor
2017	1,479	12.16	15.88	20,196	2.14%	0.60%	1.75%	6.95%	8.20%
2016	1,301	11.27	14.72	16,576	2.13%	0.60%	1.75%	-1.18%	-0.03%
2015	1,300	11.31	14.76	16,833	1.96%	0.60%	1.75%	-3.21%	-2.08%
2014	1,050	11.59	15.11	13,894	2.19%	0.60%	1.75%	21.73%	23.15%
2013	1,024	9.44	12.30	11,064	2.29%	0.60%	1.75%	-14.56%	-13.56%
PIMCO VIT Low Duration Advisor
2017	12,137	9.67	11.17	125,706	1.23%	0.60%	1.75%	-0.52%	0.64%
2016	11,409	9.72	11.10	117,991	1.43%	0.60%	1.75%	-0.46%	0.70%
2015	8,535	9.77	11.02	88,159	3.37%	0.60%	1.75%	-1.54%	-0.39%
2014	8,042	9.92	11.06	83,935	1.03%	0.60%	1.75%	-1.01%	0.15%
2013	8,206	10.02	11.04	86,219	1.33%	0.60%	1.75%	-1.98%	-0.83%
PIMCO VIT Real Return Advisor
2017	34,564	9.99	12.49	374,317	2.29%	0.60%	1.75%	1.75%	2.93%
2016	34,564	9.82	12.14	365,829	2.18%	0.60%	1.75%	3.26%	4.46%
2015	36,629	9.51	11.62	337,368	4.40%	0.60%	1.75%	-4.50%	-3.38%
2014	31,406	9.96	12.03	336,945	1.32%	0.60%	1.75%	1.19%	2.37%
2013	29,995	9.82	11.75	317,960	1.86%	0.60%	1.75%	-10.89%	-9.85%
PIMCO VIT Short-Term Advisor
2017	7,102	9.76	10.73	72,550	1.60%	0.60%	1.75%	0.52%	1.69%
2016	7,343	9.70	10.56	74,062	1.41%	0.60%	1.75%	0.49%	1.66%
2015	7,184	9.65	10.38	71,672	0.80%	0.60%	1.75%	-0.76%	0.40%
2014	7,993	9.72	10.34	79,774	0.60%	0.60%	1.75%	-1.15%	0.00%
2013	8,264	9.83	10.34	82,907	0.65%	0.60%	1.75%	-1.29%	-0.14%
PIMCO VIT Total Return Advisor
2017	75,131	10.77	12.86	886,921	1.95%	0.60%	1.75%	2.98%	4.18%
2016	74,983	10.45	12.34	854,730	1.99%	0.60%	1.75%	0.79%	1.96%
2015	76,559	10.37	12.11	861,569	5.01%	0.60%	1.75%	-1.41%	-0.25%
2014	73,680	10.52	12.14	838,594	2.10%	0.60%	1.75%	2.35%	3.55%
2013	73,904	10.28	11.72	818,498	2.12%	0.60%	1.75%	-3.77%	-2.65%
Protective Life Dynamic Allocation Series — Conservative
2017	1,683	10.91	11.32	18,884	1.29%	0.90%	1.75%	10.41%	11.36%
2016 (m)	829	9.88	10.16	8,345	0.00%	0.90%	1.65%	-1.13%	2.09%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Growth
2017	4,072	12.28	12.79	51,869	0.89%	0.90%	1.65%	20.80%	21.72%
2016 (m)	1,718	10.17	10.50	17,962	0.00%	1.00%	1.65%	1.72%	6.07%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Moderate
2017	9,550	11.32	11.76	112,089	0.94%	0.90%	1.65%	13.52%	14.39%
2016 (m)	2,400	9.97	10.28	24,575	0.00%	1.00%	1.65%	-0.27%	3.40%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT II
2017	2,328	11.36	12.76	29,362	1.15%	1.00%	1.75%	11.83%	12.68%
2016	2,856	10.08	11.36	32,081	0.84%	1.00%	1.75%	-2.21%	-1.46%
2015	3,427	10.23	11.56	39,280	0.83%	1.00%	1.75%	-7.09%	-6.39%
2014	3,119	10.92	12.39	38,387	1.33%	1.00%	1.75%	4.51%	5.31%
2013	2,604	11.71	11.80	30,601	1.19%	1.30%	1.75%	16.06%	16.59%
Royce Capital Fund Micro-Cap SC
2017	2,081	$10.47	$15.63	$27,193	0.51%	0.70%	1.75%	3.19%	4.29%
2016	2,326	10.14	15.10	29,255	0.63%	0.60%	1.75%	17.29%	18.66%
2015	1,365	8.65	12.73	15,408	0.00%	0.60%	1.75%	-14.14%	-13.14%
2014	1,367	10.07	14.65	17,916	0.00%	0.60%	1.75%	-5.52%	-4.42%
2013	2,304	10.66	15.33	29,991	0.37%	0.60%	1.75%	18.55%	19.93%
Royce Capital Fund Small-Cap SC
2017	14,305	14.62	19.73	238,660	0.77%	0.60%	1.75%	3.27%	4.47%
2016	15,065	14.15	18.89	242,135	2.08%	0.60%	1.75%	18.44%	19.81%
2015	7,845	11.95	15.76	110,724	0.30%	0.60%	1.75%	-13.51%	-12.50%
2014	12,633	13.82	18.02	198,116	0.00%	0.60%	1.75%	1.13%	2.31%
2013	13,592	13.66	17.61	209,486	1.05%	0.60%	1.75%	32.09%	33.63%

FSA-85

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Rydex Commodities Strategy
2017	2	4.74	4.74	10	0.00%	1.00%	1.00%	3.39%	3.39%
2016	2	4.58	4.58	9	0.00%	1.00%	1.00%	9.30%	9.30%
2015	2	4.19	4.19	8	0.00%	1.00%	1.00%	-34.46%	-34.46%
2014	1	6.40	6.40	9	0.00%	1.00%	1.00%	-34.67%	-34.67%
2013	1	9.79	9.79	7	0.00%	1.00%	1.00%	3.07%	3.07%
Rydex Inverse Government Long Bond
2017	1	6.46	6.46	7	0.00%	1.00%	1.00%	-9.79%	-9.79%
2016	1	7.16	7.16	6	0.00%	1.00%	1.00%	-3.91%	-3.91%
2015	1	7.45	7.45	6	0.00%	1.00%	1.00%	-2.20%	-2.20%
2014	1	7.62	7.62	6	0.00%	1.00%	1.00%	-25.66%	-25.66%
2013	1	10.25	10.25	7	0.00%	1.00%	1.00%	3.24%	3.24%
Templeton Developing Markets VIP CL 2
2017	1,585	10.89	11.50	17,958	1.12%	0.90%	1.75%	37.96%	39.15%
2016	1,218	7.89	8.27	9,938	0.82%	0.90%	1.75%	15.40%	16.39%
2015	212	6.84	7.11	1,494	2.10%	0.90%	1.75%	-21.01%	-20.33%
2014	143	8.66	8.94	1,265	2.19%	0.90%	1.75%	-9.99%	-9.22%
2013	434	9.62	9.85	4,214	2.19%	0.90%	1.75%	-2.65%	-1.81%
Templeton Foreign VIP CL 2
2017	8,543	11.51	19.53	120,513	2.59%	0.60%	1.75%	14.66%	16.00%
2016	9,466	10.04	16.87	115,862	1.81%	0.60%	1.75%	5.31%	6.53%
2015	8,409	9.53	15.87	98,221	3.71%	0.60%	1.75%	-8.13%	-7.05%
2014	8,483	10.38	17.11	107,207	1.92%	0.60%	1.75%	-12.69%	-11.66%
2013	9,848	11.89	19.41	140,153	2.38%	0.60%	1.75%	20.82%	22.23%
Templeton Global Bond VIP Fund CL 2
2017	26,736	9.91	17.27	332,340	0.00%	0.60%	1.75%	0.15%	1.32%
2016	28,016	9.90	17.04	346,060	0.00%	0.60%	1.75%	1.14%	2.32%
2015	28,607	9.78	16.66	348,208	7.94%	0.60%	1.75%	-5.98%	-4.88%
2014	26,715	10.41	17.51	347,037	5.09%	0.60%	1.75%	0.05%	1.22%
2013	23,923	10.40	17.30	315,568	4.80%	0.60%	1.75%	-0.15%	1.02%
Templeton Growth VIP CL 2
2017	8,966	13.74	24.64	141,961	1.63%	0.60%	1.75%	16.44%	17.79%
2016	10,514	11.79	20.96	142,273	1.91%	0.60%	1.75%	7.71%	8.96%
2015	10,086	10.93	19.27	125,430	2.91%	0.60%	1.75%	-8.12%	-7.05%
2014	10,521	11.89	20.78	141,369	1.38%	0.60%	1.75%	-4.51%	-3.40%
2013	12,582	12.44	21.55	176,917	2.69%	0.60%	1.75%	28.54%	30.04%
VanEck Global Hard Asset
2017	8	31.21	34.45	246	0.00%	1.25%	1.80%	-3.46%	-2.92%
2016	9	32.33	35.49	284	0.36%	1.25%	1.80%	41.13%	41.92%
2015	7	22.90	25.01	174	0.03%	1.25%	1.80%	-34.65%	-34.28%
2014	7	35.05	38.05	241	0.09%	1.25%	1.80%	-20.56%	-20.11%
2013	7	44.12	47.63	326	0.67%	1.25%	1.80%	8.55%	9.15%

*    These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.   The  recognition of  investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)       Effective May 1, 2017, name changed from UIF Global Real Estate II.

(b)       For the period from March 23, 2017 (commencement of operations) to December 31, 2017

(c)       For the period from February 17, 2017 (commencement of operations) to December 31, 2017

(d)       For the period from February 8, 2017 (commencement of operations) to December 31, 2017

(e)       For the period from May 26, 2017 (commencement of operations) to December 31, 2017

(f)        For the period from May 5, 2017 (commencement of operations) to December 31, 2017

(g)       For the period from June 12, 2017 (commencement of operations) to December 31, 2017

(h)       For the period from June 20, 2017 (commencement of operations) to December 31, 2017

(i)        For the period from April 12, 2017 (commencement of operations) to December 31, 2017

(j)        For the period from February 3, 2017 (commencement of operations) to December 31, 2017

(k)       For the period from February 22, 2017 (commencement of operations) to December 31, 2017

(l)        For the period from January 1, 2016 to August 5, 2016 (date of liquidation)

(m)      For the period from May 2, 2016 (commencement of operations) to December 31, 2016

(n)       For the period from March 7, 2017 (commencement of operations) to December 31, 2017

FSA-86

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.

0.50% - 1.65%

Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.

0.10% - 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.

$0 - $50

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

FSA-87

The Protective Variable Annuity Separate Account

Notes to Financial Statements

Expense Type	Range

Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.

0.00% - 0.70%

Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a “Benefit Base” basis, an “Asset Base” basis, a “Floored Asset Base” basis or a “Net Amount at Risk” basis.

0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

(8) Related Party Transactions

Contract owners’ net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2017.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2017, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-88

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), Shareowner’s equity and cash flows for the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015, including the related notes and financial statement schedules listed in the accompanying index on page FSA-1 (collectively referred to as the “consolidated financial statements”).  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Basis of Accounting

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited.  The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 21, 2018

We have served as the Company’s auditor since 1974.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 present fairly, in all material respects, the results of operations and cash flows of Protective Life Insurance Company and its subsidiaries (the “Predecessor Company”) for the period from January 1, 2015 to January 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 listed in the accompanying index on page FSA-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,456,362	$3,389,419	$2,992,822	$260,582
Reinsurance ceded	(1,367,096)	(1,330,723)	(1,174,871)	(91,632)
Net of reinsurance ceded	2,089,266	2,058,696	1,817,951	168,950
Net investment income	1,923,056	1,823,463	1,532,796	164,605
Realized investment gains (losses):
Derivative financial instruments	(137,041)	49,790	58,436	22,031
All other investments	121,087	90,630	(166,935)	81,153
Other-than-temporary impairment losses	(1,332)	(32,075)	(28,659)	(636)
Portion recognized in other comprehensive income (before taxes)	(7,780)	14,327	1,666	155
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Other income	325,411	288,878	271,787	23,388
Total revenues	4,312,667	4,293,709	3,487,042	459,646
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2017 - $1,235,227; 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830)	2,955,005	2,876,726	2,535,388	266,575
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Other operating expenses, net of reinsurance ceded: (Successor 2017 - $226,578; 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700)	814,211	744,004	602,402	55,407
Total benefits and expenses	3,848,659	3,771,028	3,232,854	326,799
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense
Current	36,565	(38,663)	46,722	(47,384)
Deferred	(754,974)	208,736	27,769	91,709
Total income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net income	$1,182,417	$352,608	$179,697	$88,522
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $329,307; 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616)	699,097	606,848	(1,263,367)	482,143
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2017 - $(397); 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244))	(944)	(9,442)	17,369	(4,166)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $3,858; 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131))	7,153	(6,782)	(393)	(243)
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2017 - $(303); 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5)	(563)	688	(86)	9
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2017 - $243; 2016 - $21; 2015 - $45); (Predecessor 2015 - $13)	451	39	86	23
Total other comprehensive income (loss)	705,194	591,351	(1,246,391)	477,766
Total comprehensive income (loss)	$1,887,611	$943,959	$(1,066,694)	$566,288

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2017 - $40,952,535; 2016 - $39,645,111)	$40,971,486	$37,996,577
Fixed maturities, at amortized cost (fair value: Successor 2017 - $2,776,327; 2016 - $2,733,340)	2,718,904	2,770,177
Equity securities, at fair value (cost: Successor 2017 - $701,951; 2016 - $729,951)	715,498	716,017
Mortgage loans (related to securitizations: Successor 2017 - $226,409; 2016 - $277,964)	6,817,723	6,132,125
Investment real estate, net of accumulated depreciation (Successor 2017 - $132; 2016 - $252)	8,355	8,060
Policy loans	1,615,615	1,650,240
Other long-term investments	940,047	856,410
Short-term investments	527,144	315,834
Total investments	54,314,772	50,445,440
Cash	178,855	214,439
Accrued investment income	489,979	480,689
Accounts and premiums receivable	152,086	132,826
Reinsurance receivables	4,800,891	5,070,185
Deferred policy acquisition costs and value of business acquired	2,205,401	2,024,524
Goodwill	793,470	793,470
Other intangibles, net of accumulated amortization (Successor 2017 - $140,232; 2016 - $79,183)	662,916	687,348
Property and equipment, net of accumulated depreciation (Successor 2017 - $21,305; 2016 - $16,573)	109,711	103,706
Other assets	337,395	275,965
Income tax receivable	76,986	96,363
Assets related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total assets	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,956,792	$30,510,242
Unearned premiums	751,130	761,937
Total policy liabilities and accruals	31,707,922	31,272,179
Stable value product account balances	4,698,371	3,501,636
Annuity account balances	10,921,190	10,642,115
Other policyholders’ funds	1,267,198	1,165,749
Other liabilities	1,859,254	1,436,091
Deferred income taxes	1,371,989	1,790,961
Debt	1,682	—
Non-recourse funding obligations	2,952,822	2,973,829
Secured financing liabilities	1,017,749	802,721
Liabilities related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total liabilities	70,789,450	67,725,458
Commitments and contingencies - Note 15
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2017 and 2016 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,378,496	7,422,407
Retained earnings (deficit)	916,971	(32,695)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $6,138; 2016 - $(349,242))	23,091	(648,592)
Net unrealized losses relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $(6); 2016 - $(3,864))	(22)	(7,175)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2017 - $198; 2016 - $391)	747	727
Total shareowner’s equity	8,324,285	6,739,674
Total liabilities and shareowner’s equity	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

Predecessor Company	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

Successor Company	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674
Net income for 2017				1,182,417		1,182,417
Other comprehensive income					705,194	705,194
Comprehensive income for 2017						1,887,611
Cumulative effect adjustments				26,338	(26,338)	—
Dividends paid to the parent company				(259,089)		(259,089)
Return of capital			(43,911)			(43,911)
Balance, December 31, 2017	$2	$5,000	$7,378,496	$916,971	$23,816	$8,324,285

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from operating activities
Net income	$1,182,417	$352,608	$179,697	$88,522
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	25,066	(122,672)	135,492	(102,703)
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Capitalization of deferred policy acquisition costs	(335,603)	(330,302)	(300,190)	(22,799)
Depreciation and amortization expense	61,740	36,942	45,829	796
Deferred income tax	(754,974)	208,736	27,769	91,709
Accrued income tax	19,377	(168,786)	126,701	(48,469)
Interest credited to universal life and investment products	692,993	699,227	682,836	79,088
Policy fees assessed on universal life and investment products	(1,354,685)	(1,262,166)	(1,056,092)	(90,288)
Change in reinsurance receivables	269,294	246,768	231,081	(98,148)
Change in accrued investment income and other receivables	(19,148)	(58,493)	25,259	(1,285)
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(331,880)	(222,438)	(176,920)	176,119
Trading securities:
Maturities and principal reductions of investments	165,575	154,633	114,501	17,946
Sale of investments	281,441	459,802	135,465	26,422
Cost of investments acquired	(355,410)	(532,429)	(220,094)	(27,289)
Other net change in trading securities	9,151	22,427	73,376	(26,901)
Amortization of premiums and accretion of discounts on investments and mortgage loans	319,264	374,726	373,362	3,420
Change in other liabilities	265,595	182,973	6,336	211,031
Other, net	(45,961)	(18,093)	(46,128)	(133,928)
Net cash provided by operating activities	173,695	173,761	453,344	148,060

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	695,349	1,299,324	1,052,198	59,028
Sale of investments, available-for-sale	1,801,173	1,952,696	1,334,251	200,716
Cost of investments acquired, available-for-sale	(4,013,245)	(4,858,159)	(3,496,997)	(150,030)
Change in investments, held-to-maturity	47,000	(2,181,000)	(65,000)	—
Mortgage loans:
New lendings	(1,671,929)	(1,396,283)	(1,466,020)	(100,530)
Repayments	923,347	863,873	1,306,034	45,741
Change in investment real estate, net	(104)	2,851	(3,662)	7
Change in policy loans, net	34,625	49,268	52,364	6,365
Change in other long-term investments, net	(91,934)	(251,987)	(73,948)	(25,372)
Change in short-term investments, net	(207,722)	(61,094)	(11,271)	(39,312)
Net unsettled security transactions	(19,023)	28,853	(64,615)	37,510
Purchase of property and equipment	(33,718)	(2,863)	(6,823)	(648)
Cash received from or paid for acquisitions, net of cash acquired	—	320,967	—	—
Net cash (used in) provided by investing activities	(2,536,181)	(4,233,554)	(1,443,489)	33,475
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	(16,070)	2,169,700	65,000	—
Secured financing liabilities	220,028	359,536	388,185	—
Capital contributions from PLC	—	—	—	—
Dividends/Return of capital to the parent company	(303,000)	(540,000)	(255,042)	—
Investment product and universal life deposits	4,683,121	4,393,596	3,064,373	169,233
Investment product and universal life withdrawals	(2,256,981)	(2,320,958)	(2,438,916)	(240,147)
Other financing activities, net	(196)	—	—	(4)
Net cash provided by (used in) financing activities	2,326,902	4,061,874	823,600	(70,918)
Change in cash	(35,584)	2,081	(166,545)	110,617
Cash at beginning of period	214,439	212,358	378,903	268,286
Cash at end of period	$178,855	$214,439	$212,358	$378,903

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.                                      BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha  organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 22,  Statutory Reporting Practices and Other Regulatory Matters ).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-

binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $132.7 million as of December 31, 2017 (Successor Company) and $79.2 million as of December 31, 2016 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.8%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2017	2016	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$402,975	$428,499	14-22
Trade names	85,340	92,049	13-17
Technology	107,343	121,253	7-14
Other	35,258	13,547
Total intangible assets subject to amortization	630,916	655,348

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$662,916	$687,348

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2018	$55,932
2019	52,819
2020	49,818
2021	48,026
2022	35,329

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Home office building	$68,123	$67,279
Data processing equipment	24,102	21,749
Other, principally furniture and equipment	13,871	6,331
Total property and equipment subject to depreciation	106,096	95,359
Accumulated depreciation	(21,305)	(16,573)
Land	24,920	24,920
Total property and equipment	$109,711	$103,706

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company had $3,337.9 million and $1,872.5 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2017 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2018	$888.0
2019 - 2020	2,479.5
2021 - 2022	1,201.0
Thereafter	124.8

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the statement of other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 7, Derivative Financial Instruments .

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB adjusted table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2017 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $15.5 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company ‘s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the “Tax Reform Act”). Further information on the tax impacts of the Tax Reform Act is included in Note 19,  Income Taxes .

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of accumulated other comprehensive income (loss) (“AOCI”) are presented net of tax, and it is the Company’s policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 19,  Income Taxes,  for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 5,  Investment Operations,  to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Future policy benefit liabilities for the year indicated are as follows:

	Successor Company
	As of December 31,		As of December 31,
	2017	2016	2017	2016
	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,972,938	$29,574,479	$3,885,546	$4,178,794
Unpaid life claim liabilities	595,188	517,257	362,833	323,699
Life and annuity future policy benefits	30,568,126	30,091,736	4,248,379	4,502,493
Other policy benefits reserves	157,101	170,519	92,330	103,746
Other policy benefits unpaid claim liabilities	231,565	247,987	185,366	200,107
Future policy benefits and claims and associated reinsurance receivable	$30,956,792	$30,510,242	$4,526,075	$4,806,346
Unearned premiums	751,130	761,937	274,816	263,839
Total policy liabilities and accruals and associated reinsurance receivable	$31,707,922	$31,272,179	$4,800,891	$5,070,185

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2017 (Successor Company), range from approximately 2.75% to 4.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances.

Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.5% to 11.3% in 2017.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 -  Derivatives and Hedging  which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in  Benefit and settlement expenses  with the liability being recorded in  Annuity account balances . For more information regarding the determination of fair value of annuity account balances please refer to Note 6,  Fair Value of Financial Instruments .  Premiums and policy fees  for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 -  Derivatives and Hedging . The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 6,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services—Insurance  and is recorded in  Annuity account balances  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging . The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -  Financial Services - Insurance  and is recorded in  Future policy benefits and claims  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2017 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2017 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $26.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements.  Premiums and policy fees  as well as  Benefits and settlement expenses  include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as  Reinsurance receivables  on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) 2018-02: Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  This Update addresses an accounting issue in which previously recorded tax effects are stranded in accumulated other comprehensive income as a result of the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Reform Act”). The Update allows reclassification from accumulated other comprehensive income to retained earnings of such stranded tax effects. The amount of the reclassification is equal to the difference between the historical corporate income tax rate and the newly enacted corporate income tax rate. The Update is effective for annual and interim periods beginning after December 15, 2018, and early adoption is permitted. The Company elected to adopt the amendments in this Update on a retrospective basis, upon issuance, and recorded an entry as of December 31, 2017 to reclassify stranded tax effects from accumulated other comprehensive income to retained earnings in the amount of $26.3 million.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by remeasuring to fair value the assets and liabilities of a reporting unit as if that reporting unit had been acquired in a business combination. The Company elected to adopt the amendments in the Update in the first quarter of 2017, and applied the revised guidance to impairment tests conducted after January 1, 2017. Application of the revised guidance did not impact the Company’s financial position or results of operations. For more details regarding the Company’s goodwill assessment process, please refer to Note 11,  Goodwill .

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update have not been provided, as the short-duration lines of business to which they apply are not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date , to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. The Company will adopt this Update using the modified retrospective approach via a cumulative effect adjustment to retained earnings as of January 1, 2018. The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, will impact certain revenues associated with the Company’s Asset Protection products. Specifically, the Company will revise its pattern of recognition of administrative fees associated with certain vehicle service and GAP products. Previously, these fees were recognized based on the work effort involved in satisfying the Company’s contract obligations. In consideration of the amendments in ASU 2014-09, the Company will recognize these fees based on expected claim patterns. The cumulative effect adjustment as of January 1, 2018 will result in a decrease in retained earnings of $88.6 million. The pre-tax cumulative effect adjustment was consistent with the Company’s previous estimates, as disclosed in its Form 10-Q for the period ended September 30, 2017. However, the reduction in the federal corporate income tax rate due to the enactment of the Tax Reform Act resulted in an increase in the net impact to retained earnings.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company recorded a cumulative-effect adjustment as of the date of adoption, January 1, 2018, transferring unrealized gains and losses on available-for-sale equity securities to retained earnings from accumulated other comprehensive income. The impact of this adjustment, net of income tax, resulted in a $10.7 million increase to retained earnings. The Company will make updates to its disclosures in the first quarter in order to comply with the new guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments.  The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2017 using the retrospective method. There will be no financial impact on adoption while the Company expects a minor operational impact to cash flow statement reporting.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force).  The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. There will be no impact to the Company on adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-07 - Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  The amendments in this update require entities to disaggregate the current-service-cost component from other components of net benefit cost and present it with other current compensation costs in the income statement. The other components of net benefit cost must be presented outside of income from operations if that subtotal is presented. In addition, the Update requires entities to disclose the income statement lines that contain the other components if they are not presented on appropriately described separate lines. The amendments in this update are effective for interim and annual periods beginning after December 15, 2017. As provided for in the ASU, the Company expects to apply the provisions of the statement retrospectively for components of net periodic pension costs and prospectively for capitalization of the service costs component of net periodic costs and net periodic postretirement benefits. The Update will not impact the Company’s financial position, results of operations, or current disclosures.

ASU No. 2017-08 - Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in this update require that premiums on callable debt securities be amortized to the first call date. This is a change from current guidance, under which premiums are amortized to the maturity date of the security. The amendments are effective for annual and interim periods beginning after December 31, 2018, and early adoption is permitted. Transition will be through a modified retrospective approach in which the cumulative effect of application is recorded to retained earnings at the beginning of the annual period in which an entity adopts the revised guidance. The Company is currently reviewing its systems and processes to determine the financial and operational impact of implementing the Update, as well as to determine whether early adoption of the revised guidance is practicable.

ASU No. 2017-12 - Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities.  The amendments in this update are designed to permit hedge accounting to be applied to a broader range of hedging strategies as well as to more closely align hedge accounting and risk management objectives. Specific provisions include requiring changes in the fair value of a hedging instrument be recorded in the same income statement line as the hedged item when it affects earnings. In addition, after a hedge has initially qualified as an effective hedge the Update permits the use of a qualitative hedge effectiveness test in subsequent periods. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2018 and early adoption is permitted. The Company is currently assessing the impact this standard will have on its operations and financial results.

3.             SIGNIFICANT TRANSACTIONS

Reinsurance and Financing Transactions

On January 15, 2016, PLC and the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the certain revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition has provided the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)      Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)      Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.    MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-

ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,791,867	$5,896,355
Policyholder dividend obligation	160,712	31,932
Other liabilities	30,764	40,007
Total closed block liabilities	5,983,343	5,968,294
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,669,856	4,440,105
Mortgage loans on real estate	108,934	201,088
Policy loans	700,769	712,959
Cash and other invested assets	31,182	108,270
Other assets	122,637	135,794
Total closed block assets	5,633,378	5,598,216
Excess of reported closed block liabilities over closed block assets	349,965	370,078
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $(13,429) and $(197,450); and net of income tax: $2,820 and $69,107	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$349,965	$370,078

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$31,932	$—
Applicable to net revenue (losses)	(55,241)	(46,557)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	184,021	78,489
Policyholder dividend obligation, ending balance	$160,712	$31,932

Closed Block revenues and expenses were as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and other income	$180,097	$189,700	$185,562	$15,065
Net investment income	203,964	211,175	193,203	19,107
Net investment gains	910	1,524	3,333	568
Total revenues	384,971	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	335,200	353,488	336,629	31,152
Other operating expenses	1,940	2,804	1,001	—
Total benefits and other deductions	337,140	356,292	337,630	31,152
Net revenues before income taxes	47,831	46,107	44,468	3,588
Income tax expense	27,718	16,137	14,920	1,256
Net revenues	$20,113	$29,970	$29,548	$2,332

5.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,610,768	$1,547,346	$1,266,769	$140,052
Equity securities	40,506	38,838	40,879	2,556
Mortgage loans	298,387	270,749	252,577	24,977
Investment real estate	2,405	2,152	2,528	112
Short-term investments	114,280	99,979	93,938	9,974
	2,066,346	1,959,064	1,656,691	177,671
Other investment expenses	143,290	135,601	123,895	13,066
Net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$12,783	$32,183	$1,272	$6,891
Equity securities	(2,330)	92	(1,001)	—
Impairments on securities	(9,112)	(17,748)	(26,993)	(481)
Modco trading portfolio	119,206	67,583	(167,359)	73,062
Other investments	(8,572)	(9,228)	153	1,200
Total realized gains (losses) - investments	$111,975	$72,882	$(193,928)	$80,672

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Gross realized gains	$18,868	$42,058	$8,735	$6,920
Gross realized losses
Impairments losses	$(9,112)	$(17,748)	$(26,993)	$(481)
Other realized losses	$(8,257)	$(9,783)	$(8,464)	$12

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$879,181	$1,194,808	$948,774	$172,551
Gains realized	$18,868	$42,058	$8,735	$6,920

Securities in an unrealized loss position(1):
Fair value (proceeds)	$185,157	$85,835	$178,415	$435
Losses realized	$(8,257)	$(9,783)	$(8,463)	$(29)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

Successor Company	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
As of December 31, 2017
Fixed maturities:
Residential mortgage-backed securities	$2,321,811	$19,412	$(22,730)	$2,318,493	$10
Commercial mortgage-backed securities	1,885,109	4,931	(29,552)	1,860,488	—
Other asset-backed securities	1,234,376	20,936	(5,763)	1,249,549	—
U.S. government-related securities	1,255,244	185	(32,177)	1,223,252	—
Other government-related securities	280,780	9,401	(4,948)	285,233	—
States, municipals, and political subdivisions	1,770,299	16,959	(45,613)	1,741,645	(37)
Corporate securities	29,446,365	618,582	(527,401)	29,537,546	(1)
Redeemable preferred stock	94,362	232	(3,503)	91,091	—
	38,288,346	690,638	(671,687)	38,307,297	(28)
Equity securities	696,706	22,319	(8,771)	710,254	—
Short-term investments	470,883	—	—	470,883	—
	$39,455,935	$712,957	$(680,458)	$39,488,434	$(28)
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Redeemable preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)

(1) These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

The fair value of the Company’s investments classified as trading are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Fixed maturities - trading:
Residential mortgage-backed securities	$259,694	$255,027
Commercial mortgage-backed securities	146,804	149,683
Other asset-backed securities	138,097	200,084
U.S. government-related securities	27,234	26,961
Other government-related securities	63,925	63,012
States, municipals, and political subdivisions	326,925	316,519
Corporate securities	1,698,183	1,624,589
Redeemable preferred stock	3,327	3,985
	2,664,189	2,639,860
Equity securities	5,244	7,083
Short-term investments	56,261	52,648
	$2,725,694	$2,699,591

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2017 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$720,156	$719,662	$—	$—
Due after one year through five years	6,643,145	6,625,353	—	—
Due after five years through ten years	7,326,627	7,330,808	—	—
Due after ten years	23,598,418	23,631,474	2,718,904	2,776,327
	$38,288,346	$38,307,297	$2,718,904	$2,776,327

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities or equity securities.

	Successor Company
	Fixed Maturities	Equity Securities	Total Securities
	(Dollars In Thousands)
For The Year Ended December 31, 2017 (Successor Company)

Other-than-temporary impairments	$(1,332)	$—	$(1,332)
Non-credit impairment losses recorded in other comprehensive income	(7,780)	—	(7,780)
Net impairment losses recognized in earnings	$(9,112)	$—	$(9,112)

For The Year Ended December 31, 2016 (Successor Company)

Other-than-temporary impairments	$(32,075)	$—	$(32,075)
Non-credit impairment losses recorded in other comprehensive income	14,327	—	14,327
Net impairment losses recognized in earnings	$(17,748)	$—	$(17,748)

For The Period of February 1, 2015 to December 31, 2015 (Successor Company)

Other-than-temporary impairments	$(28,659)	$—	$(28,659)
Non-credit impairment losses recorded in other comprehensive income	1,666	—	1,666
Net impairment losses recognized in earnings	$(26,993)	$—	$(26,993)

For The Period of January 1, 2015 to January 31, 2015 (Predecessor Company)

Other-than-temporary impairments	$(636)	$—	$(636)
Non-credit impairment losses recorded in other comprehensive income	155	—	155
Net impairment losses recognized in earnings	$(481)	$—	$(481)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$12,685	$22,761	$—	$15,463
Additions for newly impaired securities	734	14,876	22,761	—
Additions for previously impaired securities	3,175	2,063	—	221
Reductions for previously impaired securities due to a change in expected cash flows	(12,726)	(24,396)	—	—
Reductions for previously impaired securities that were sold in the current period	(600)	(2,619)	—	—
Other	—	—	—	—
Ending balance	$3,268	$12,685	$22,761	$15,684

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$765,641	$(9,666)	$408,460	$(13,064)	$1,174,101	$(22,730)
Commercial mortgage-backed securities	750,643	(8,521)	779,086	(21,031)	1,529,729	(29,552)
Other asset-backed securities	86,506	(322)	134,316	(5,441)	220,822	(5,763)
U.S. government-related securities	94,110	(688)	1,072,232	(31,489)	1,166,342	(32,177)
Other government-related securities	24,830	(169)	115,294	(4,779)	140,124	(4,948)
States, municipalities, and political subdivisions	170,268	(1,738)	1,027,747	(43,875)	1,198,015	(45,613)
Corporate securities	5,026,417	(55,649)	10,947,027	(471,752)	15,973,444	(527,401)
Redeemable preferred stock	22,048	(1,120)	23,197	(2,383)	45,245	(3,503)
Equities	86,194	(1,400)	91,195	(7,371)	177,389	(8,771)
	$7,026,657	$(79,273)	$14,598,554	$(601,185)	$21,625,211	$(680,458)

RMBS and CMBS had gross unrealized losses greater than twelve months of $13.1 million and $21.0 million, respectively, as of December 31, 2017 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $5.4 million as of December 31, 2017 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related securities and the other government-related securities had gross unrealized losses greater than twelve months of $31.5 million and $4.8 million as of December 31, 2017 (Successor Company), respectively. These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $43.9 million as of December 31, 2017 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $471.8 million as of December 31, 2017 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had a total of 1,844 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Redeemable preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The other government-related securities had gross unrealized losses greater than twelve months of $11.9 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $1.9 billion and had an amortized cost of $1.9 billion. In addition, included in the Company’s trading portfolio, the Company held $228.9 million of securities which were rated below investment grade. Approximately $310.7 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,083,865	$802,248	$(1,873,795)	669,160
Equity securities	17,863	(13,463)	4,406	12,172

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2017 and 2016 (Successor Company), are as follows:

Successor Company As of December 31, 2017	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$704,904	$—	$(19,163)	$685,741	$—
Steel City LLC	2,014,000	76,586	—	2,090,586	—
	$2,718,904	$76,586	$(19,163)	$2,776,327	$—

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $76.6 million of gross unrecognized holding gains and $19.2 million of gross unrecognized holding losses by maturity as of December 31, 2017 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $17.5 million of non-income producing securities for the year ended December 31, 2017 (Successor Company).

Included in the Company’s invested assets are $1.6 billion of policy loans as of December 31, 2017 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2017 and 2016 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 14,  Debt and Other Obligations . The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 14,  Debt and Other Obligations . The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

6.               FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                                         Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                                         Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)                           Quoted prices for similar assets or liabilities in active markets

b)                           Quoted prices for identical or similar assets or liabilities in non-active markets

c)                            Inputs other than quoted market prices that are observable

d)                           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                                         Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$2,318,493	$—	$2,318,493
Commercial mortgage-backed securities	—	1,860,488	—	1,860,488
Other asset-backed securities	—	745,184	504,365	1,249,549
U.S. government-related securities	958,775	264,477	—	1,223,252
State, municipalities, and political subdivisions	—	1,741,645	—	1,741,645
Other government-related securities		285,233	—	285,233
Corporate securities	—	28,910,645	626,901	29,537,546
Redeemable preferred stock	72,471	18,620	—	91,091
Total fixed maturity securities - available-for-sale	1,031,246	36,144,785	1,131,266	38,307,297
Fixed maturity securities - trading
Residential mortgage-backed securities	—	259,694	—	259,694
Commercial mortgage-backed securities	—	146,804	—	146,804
Other asset-backed securities	—	102,875	35,222	138,097
U.S. government-related securities	21,183	6,051	—	27,234
State, municipalities, and political subdivisions	—	326,925	—	326,925
Other government-related securities	—	63,925	—	63,925
Corporate securities	—	1,692,741	5,442	1,698,183
Redeemable preferred stock	3,327	—	—	3,327
Total fixed maturity securities - trading	24,510	2,599,015	40,664	2,664,189
Total fixed maturity securities	1,055,756	38,743,800	1,171,930	40,971,486
Equity securities	649,981	—	65,517	715,498
Other long-term investments(1)	51,102	417,969	160,466	629,537
Short-term investments	394,394	132,750	—	527,144
Total investments	2,151,233	39,294,519	1,397,913	42,843,665
Cash	178,855	—	—	178,855
Assets related to separate accounts
Variable annuity	13,956,071	—	—	13,956,071
Variable universal life	1,035,202	—	—	1,035,202
Total assets measured at fair value on a recurring basis	$17,321,361	$39,294,519	$1,397,913	$58,013,793

Liabilities:
Annuity account balances(2)	$—	$—	$83,472	$83,472
Other liabilities(1)	5,755	302,656	597,562	905,973
Total liabilities measured at fair value on a recurring basis	$5,755	$302,656	$681,034	$989,445

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Redeemable preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717

Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Redeemable preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments(1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 92.7% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2017 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2017 (Successor Company), the Company held $5.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2017 (Successor Company), the Company held $539.6 million of Level 3 ABS, which included $504.4 million of other asset-backed securities classified as available-for-sale and $35.2 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2017 (Successor Company), the Company classified approximately $33.3 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2017 (Successor Company), the Company classified approximately $632.3 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2017 (Successor Company), the Company held approximately $65.5 million of equity securities classified as Level 2 and Level 3. Of this total, $65.5 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 7,  Derivative Financial Instruments  for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2017 (Successor Company), 81.2% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 7,  Derivative Financial Instruments  for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 34% - 152%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR  up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2017 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $226.6 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $91.6 million and is included in  Other long-term investments . For information regarding realized gains on these derivatives please refer to Note 7,  Derivative Financial Instruments .

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $38.5 million as of December 31, 2017 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $48.6 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2017 (Successor Company), was $4.5 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2017 (Successor Company), was a liability of $61.7 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2017 (Successor Company) is $83.5 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$504,228	Liquidation	Liquidation value	$90 - $97 ($94.91)

		Discounted cash flow	Liquidity premium	0.06% - 1.17% (0.75)%

			Paydown Rate	11.31% - 11.97% (11.54)%
Corporate securities	617,770	Discounted cash flow	Spread over treasury	0.81% - 3.95% (1.06)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$15,554	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table

			Lapse	1.0% - 30.0%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—FIA	218,676	Actuarial cash flow model	Expenses	$146 per policy

			Withdrawal rate	1.5% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	1.0% - 30.0%, depending on duration/surrender charge period

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—IUL	80,212	Actuarial cash flow model	Mortality	34% - 152% of 2015 VBT Primary Tables

			Lapse	0.5% - 10%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.11% - 0.79%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2017 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $50.0 million of financial instruments being classified as Level 3 as of December 31, 2017 (Successor Company). Of the $50.0 million, $35.4 million are other asset-backed securities, and $14.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2017 (Successor Company), the Company held $65.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Discounted cash flow	Liquidity value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$7,031	Actuarial cash flow model	Mortality	91.4% to 106.6% of Ruark 2015 ALB Table

			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy

			Asset Earned Rate	4.08% - 4.66%

			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	2.0% - 40.0%, depending on duration/surrender charge period

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables

			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.18% - 1.09%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company.  This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains (losses) included in
		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Earnings related to Instruments still held at
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$83	$—	$—	$11,862	$(3)	$—	$—	$(11,944)	$(1)	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	562,604	1,410	15,136	—	(10,931)	100	(59,176)	—	—	(6,643)	1,865	504,365	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	664,046	—	27,637	—	(13,089)	131,822	(169,002)	—	—	(10,353)	(4,160)	626,901	—
Total fixed maturity securities - available-for-sale	1,226,653	1,410	42,856	—	(24,020)	143,784	(228,181)	—	—	(28,940)	(2,296)	1,131,266	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	84,563	3,768	—	(1,157)	—	—	(52,835)	—	—	—	883	35,222	3,483
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	5,492	101	—	(58)	—	—	—	—	—	—	(93)	5,442	44
Total fixed maturity securities - trading	90,055	3,869	—	(1,215)	—	—	(52,835)	—	—	—	790	40,664	3,527
Total fixed maturity securities	1,316,708	5,279	42,856	(1,215)	(24,020)	143,784	(281,016)	—	—	(28,940)	(1,506)	1,171,930	3,527
Equity securities	65,786	2	—	—	—	—	(273)	—	—	3	—	65,518	3
Other long-term investments(1)	115,516	73,253	—	(28,303)	—	—	—	—	—	—	—	160,466	44,950
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,498,010	78,534	42,856	(29,518)	(24,020)	143,784	(281,289)	—	—	(28,937)	(1,506)	1,397,914	48,480
Total assets measured at fair value on a recurring basis	$1,498,010	$78,534	$42,856	$(29,518)	$(24,020)	$143,784	$(281,289)	$—	$—	$(28,937)	$(1,506)	$1,397,914	$48,480

Liabilities:
Annuity account balances(2)	$87,616	$—	$—	$(4,001)	$—	$—	$—	$623	$8,768	$—	$—	$83,472	$—
Other liabilities(1)	405,803	35,703	—	(227,462)	—	—	—	—	—	—	—	597,562	(191,759)
Total liabilities measured at fair value on a recurring basis	$493,419	$35,703	$—	$(231,463)	$—	$—	$—	$623	$8,768	$—	$—	$681,034	$(191,759)

(1)     Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2017 (Successor Company), there was an immaterial amount of transfers of securities into Level 3.

For the year ended December 31, 2017 (Successor Company), $28.9 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2017 (Successor Company).

For the year ended December 31, 2017 (Successor Company), there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2017 (Successor Company), no securities were transferred from Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities— available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities—trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million transfers of securities into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the year ended December 31, 2016 (Successor Company), $12.2 million of securities were transferred from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred out of Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2017		2016
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,817,723	$6,740,177	$6,132,125	$5,930,992
Policy loans	3	1,615,615	1,615,615	1,650,240	1,650,240
Fixed maturities, held-to-maturity(1)	3	2,718,904	2,776,327	2,770,177	2,733,340

Liabilities:
Stable value product account balances	3	$4,698,371	$4,698,868	$3,501,636	$3,488,877
Future policy benefits and claims(2)	3	220,498	220,498	221,634	221,658
Other policyholders’ funds(3)	3	133,508	134,253	135,367	136,127

Debt:(4)
Non-recourse funding obligations(5)	3	$2,952,822	$2,980,495	$2,973,829	$2,939,387

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Excludes capital lease obligations of $1.7 million.

(5)         As of December 31, 2017 (Successor Company), carrying amount $2.7 billion and a fair value of $2.8 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V. As of December 31, 2016 (Successor Company), $2.7 billion in carrying amount and fair value related to non-recourse funding obligations issued by Golden Gate and Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in  Future policy benefits and claims  as well as  Other policyholder funds  line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

7.                                      DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company’s foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•    Foreign Currency Futures

•    Variance Swaps

•    Interest Rate Futures

•    Equity Options

•    Equity Futures

•    Credit derivatives

•    Interest Rate Swaps

•    Interest Rate Swaptions

•    Volatility Futures

•    Volatility Options

•    Funds Withheld Agreement

•    Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•             To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•             The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•             The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•             The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•             The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•             The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•             The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•             The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•             The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•        The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•             The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Derivatives related to VA contracts:
Interest rate futures - VA	$26,015	$(3,450)	$(14,818)	$1,413
Equity futures - VA	(91,776)	(106,431)	(5,033)	9,221
Currency futures - VA	(23,176)	33,836	7,169	7,778
Equity options - VA	(94,791)	(60,962)	(27,733)	3,047
Interest rate swaptions - VA	(2,490)	(1,161)	(13,354)	9,268
Interest rate swaps - VA	27,981	20,420	(85,942)	122,710
Total return swaps - VA	(32,240)	—	—	—
Embedded derivative - GLWB	(8,526)	13,306	6,512	(68,503)
Funds withheld derivative	138,228	115,540	30,117	(9,073)
Total derivatives related to VA contracts	(60,775)	11,098	(103,082)	75,861
Derivatives related to FIA contracts:
Embedded derivative - FIA	(55,878)	(16,494)	(738)	1,769
Equity futures - FIA	642	4,248	(355)	(184)
Volatility futures - FIA	—	—	5	—
Equity options - FIA	44,585	8,149	1,211	(2,617)
Total derivatives related to FIA contracts	(10,651)	(4,097)	123	(1,032)
Derivatives related to IUL contracts:
Embedded derivative - IUL	(14,117)	9,529	(614)	(486)
Equity futures - IUL	(818)	129	144	3
Equity options - IUL	9,580	3,477	(540)	(115)
Total derivatives related to IUL contracts	(5,355)	13,135	(1,010)	(598)
Embedded derivative - Modco reinsurance treaties	(103,009)	390	166,092	(68,026)
Derivatives with PLC(1)	42,699	29,289	(3,778)	15,863
Other derivatives	50	(25)	91	(37)
Total realized gains (losses) - derivatives	$(137,041)	$49,790	$58,436	$22,031

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Comprehensive Income (Loss) on	(Effective Portion)	(Ineffective Portion)
Successor Company	Derivatives	Benefits and settlement	Realized investment
For The Year Ended December 31, 2017	(Effective Portion)	expenses	gains (losses)
	(Dollars In Thousands)
Foreign Currency Swaps	$(867)	$(694)	$—
Total	$(867)	$(694)	$—

Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.6 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2017		2016
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$6,016	$117,178	$132
Derivatives not designated as hedging instruments:
Interest rate swaps	1,265,000	55,411	1,135,000	71,644
Total return swaps	190,938	135	—	—
Derivatives with PLC(1)	2,810,469	91,578	2,808,807	48,878
Embedded derivative - Modco reinsurance treaties	64,472	1,009	64,123	2,573
Embedded derivative - GLWB	2,116,935	67,879	2,045,529	64,064
Interest rate futures	1,071,870	3,178	102,587	894
Equity futures	62,266	154	654,113	5,805
Currency futures	1,117	2	340,058	7,883
Equity options	4,436,467	403,961	3,944,444	328,908
Interest rate swaptions	225,000	14	225,000	2,503
Other	157	200	212	149
	$12,361,869	$629,537	$11,437,051	$533,433
Other liabilities
Derivatives not designated as hedging instruments:
Interest rate swaps	$597,500	$2,960	$575,000	$10,208
Total return swaps	243,388	318	—	—
Embedded derivative - Modco reinsurance treaties	2,390,539	215,247	2,450,692	141,301
Funds withheld derivative	1,502,726	61,729	1,557,237	91,267
Embedded derivative - GLWB	1,939,320	83,427	1,849,400	71,082
Embedded derivative - FIA	1,951,650	218,676	1,496,346	147,368
Embedded derivative - IUL	168,349	80,212	103,838	46,051
Interest rate futures	230,404	917	993,842	6,611
Equity futures	318,795	2,593	102,667	2,907
Currency futures	255,248	2,087	—	—
Equity options	3,112,812	237,807	2,590,160	157,253
	$12,710,731	$905,973	$11,719,182	$674,048

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

8.                                      OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14,  Debt and Other Obligations  for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2017 (Successor Company):

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Assets Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$468,871	$—	$468,871	$242,105	$108,830	$117,936
Total derivatives, subject to a master netting arrangement or similar arrangement	468,871	—	468,871	242,105	108,830	117,936
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,009	—	1,009	—	—	1,009
Embedded derivative - GLWB	67,879	—	67,879	—	—	67,879
Derivatives with PLC	91,578	—	91,578	—	—	91,578
Other	200	—	200	—	—	200
Total derivatives, not subject to a master netting arrangement or similar arrangement	160,666	—	160,666	—	—	160,666
Total derivatives	629,537	—	629,537	242,105	108,830	278,602
Total Assets	$629,537	$—	$629,537	$242,105	$108,830	$278,602

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Liabilities Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$246,682	$—	$246,682	$242,105	$4,577	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	246,682	—	246,682	242,105	4,577	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	215,247	—	215,247	—	—	215,247
Funds withheld derivative	61,729	—	61,729	—	—	61,729
Embedded derivative - GLWB	83,427	—	83,427	—	—	83,427
Embedded derivative - FIA	218,676	—	218,676	—	—	218,676
Embedded derivative - IUL	80,212	—	80,212	—	—	80,212
Total derivatives, not subject to a master netting arrangement or similar arrangement	659,291	—	659,291	—	—	659,291
Total derivatives	905,973	—	905,973	242,105	4,577	659,291
Repurchase agreements(1)	885,000	—	885,000	—	—	885,000
Total Liabilities	$1,790,973	$—	$1,790,973	$242,105	$4,577	$1,544,291

(1)         Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company).

			Net Amounts
	Gross	Gross Amounts	of Assets Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Assets	Financial Position	Financial Position	Financial Instruments	Collateral Received	Net Amount

	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

			Net Amounts
	Gross	Gross Amounts	of Liabilities Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Liabilities	Financial Position	Financial Position	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

9.             MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2017 (Successor Company), the Company’s mortgage loan holdings were approximately $6.8 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the NPV of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2017 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	52.1%
Office Buildings	10.9
Apartments	8.8
Warehouses	10.4
Senior housing	13.7
Other	4.1
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.5% of mortgage loans. Approximately 64.4% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	9.6%
Florida	9.4
Texas	8.4
Georgia	7.9
Ohio	5.5
Tennessee	5.3
California	5.2
South Carolina	3.3
North Carolina	4.9
Utah	4.9
64.4%

During the year ended December 31, 2017 (Successor Company), the Company funded approximately $1.6 billion of new loans, with an average loan size of $8.8 million. The average size mortgage loan in the portfolio as of December 31, 2017 (Successor Company), was $4.0 million and the weighted-average interest rate was 4.8%. The largest single mortgage loan at December 31, 2017 (Successor Company) was $61.1 million.

Certain of the mortgage loans have call options that occur within the next 11 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $161.2 million would become due in 2018, $858.6 million in 2019 through 2023, $105.8 million in 2024 through 2028, and $2.0 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), approximately $669.3 million and $595.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income when received. During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $37.2 million , $16.7 million , $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2017 (Successor Company), approximately $6.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2017 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2017 (Successor Company), the Company recognized two troubled debt restructuring transactions as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2017 (Successor Company).

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loan losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2017 (Successor Company), $6.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2017 (Successor Company). The Company foreclosed on $6.1 million of nonperforming loans during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), there were no allowances for mortgage loan credit losses and as of December 31, 2016 (Successor Company), there was a $0.7 million allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Beginning balance	$724	$—
Charge offs	(6,708)	(4,682)
Recoveries	(731)	—
Provision	6,715	5,406
Ending balance	$—	$724

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

Successor Company	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans	$1,817	$—	$—	$1,817
Number of delinquent commercial mortgage loans	2	—	—	2
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

Successor Company	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	—	—	—	—	—	—
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96

As of December 31, 2016 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2017 (Successor Company) were as follows:

Successor Company As of December 31, 2017	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Troubled debt restructuring:
Commercial mortgage loans	1	$418	$418

10.                               DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016

Balance, beginning of period	$576,685	$291,497
Capitalization of commissions, sales, and issue expenses	335,601	330,302
Amortization	(53,604)	(49,179)
Change due to unrealized investment gains and losses	(15,234)	4,065
Balance, end of period	$843,448	$576,685

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Balance, beginning of period	$1,447,839	$1,270,876
Acquisitions	—	285,092
Amortization	(25,839)	(101,119)
Change due to unrealized investment gains and losses	(60,047)	(7,010)
Balance, end of period	$1,361,953	$1,447,839

Based on the balance recorded as of December 31, 2017 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2018	$122,333
2019	117,483
2020	102,464
2021	89,906
2022	82,782

11.                                    GOODWILL

During the fourth quarter of 2017, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2017 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2017 that would impact the Company’s conclusion and no such events were identified. As part of the Company’s ongoing assessment of goodwill recoverability, the impact of The Tax Reform Act and the impact that the lower corporate tax rate would have on the carrying value of the reporting units and their associated fair values was assessed in response to potential considerations as outlined under ASC 350-20-35-3C.  After consideration of applicable factors and circumstances noted as part of a qualitative assessment, the Company determined that it was more likely than not that the increase in the fair value of the reporting unit would exceed the increase in the carrying value of the reporting units and thus did not consider this to be a triggering event that would require a quantitative assessment of impairment.

As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3,  Significant Transactions . The balance of goodwill for the Company as of December 31, 2017 (Successor Company) was $793.5 million.

12.                                    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.7 billion as of December 31, 2017 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies , Note 6,  Fair Value of Financial Instruments , and Note 7,  Derivative Financial Instruments .

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 7.01%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.9%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $13.1 billion as of December 31, 2017 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2017 (Successor Company), was $90.5 million (including $72.8 million in the Annuities segment and $17.7 million in the Acquisitions segment) with a GMDB reserve of $30.9 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2017 (Successor Company) for the Company was 73.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $8.4 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2017 (Successor Company), was 67 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$27,835	$29,931	$23,893	$21,695
Incurred guarantee benefits	(504)	(682)	8,285	2,506
Less: Paid guarantee benefits	720	1,414	2,247	442
Ending balance	$26,611	$27,835	$29,931	$23,759

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Equity mutual funds	$8,798,847	$8,071,204
Fixed income mutual funds	5,005,663	5,085,864
Total	$13,804,510	$13,157,068

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Deferred asset, beginning of period	$22,497	$11,756	$—	$155,150
Amounts deferred	14,246	16,212	14,557	82
Amortization	(5,787)	(5,471)	(2,801)	(1,139)
Deferred asset, end of period	$30,956	$22,497	$11,756	$154,093

13.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2017 (Successor Company), the Company had reinsured approximately 38% of the face value of its life insurance in-force. The Company has reinsured approximately 16% of the face value of its life insurance in-force with the following three reinsurers:

•                       Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                       Swiss Re Life & Health America Inc.

•                       The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), or December 31, 2015 (Successor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000  for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Millions)
Direct life insurance in-force	$751,512	$739,249
Amounts assumed from other companies	110,205	116,265
Amounts ceded to other companies	(328,377)	(348,995)
Net life insurance in-force	$533,340	$506,519

Percentage of amount assumed to net	21%	23%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

Successor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
For The Year Ended December 31, 2017
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)
Accident/health insurance	51,991	(33,052)	14,946	33,885
Property and liability insurance	288,809	(103,786)	9,657	194,680
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)
Accident/health insurance	58,076	(36,935)	17,439	38,580
Property and liability insurance	242,517	(86,629)	5,706	161,594
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)
Accident/health insurance	70,243	(36,871)	18,252	51,624
Property and liability insurance	228,500	(79,294)	6,904	156,110
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)
Accident/health insurance	6,846	(4,621)	1,809	4,034
Property and liability insurance	18,475	(6,354)	666	12,787
Total	$229,506	$(91,632)	$31,076	$168,950

(1)              Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

As of December 31, 2017 and 2016 (Successor Company), policy and claim reserves relating to insurance ceded of $4.8 billion and $5.1 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2017 and 2016 (Successor Company), the Company had paid $96.6 million and $87.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2017 and 2016 (Successor Company), the Company had receivables of $65.1 million and $64.5 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $4.8 billion and $5.1 billion as of December 31, 2017 and 2016 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2017		2016
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$740.8	A	$762.2	A
Swiss Re Life & Health America, Inc.	614.8	A+	682.6	A+
Lincoln National Life Insurance Co.	489.1	A+	530.9	A+
Transamerica Life Insurance Co.	335.6	A+	367.8	A+
SCOR Global Life(1)	331.8	A+	354.8	A
RGA Reinsurance Company	278.3	A+	269.0	A+
American United Life Insurance Company	266.7	A+	285.6	A+
Scottish Re (U.S.) Inc.	249.5	NR	232.8	NR
Centre Reinsurance (Bermuda) Ltd	212.2	NR	243.6	NR
Employers Reassurance Corporation	193.9	A-	201.7	A-

(1)              Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.          DEBT AND OTHER OBLIGATIONS

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.014 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.014 billion outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations as of December 31, 2017 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2017 (Successor Company), securities related to $58.6 million of the balance of the non-recourse funding obligations were held by external parties, securities related to $251.2 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $265.2 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2017 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2017 (Successor Company), the Company and its affiliates did not repurchase any of its outstanding non-recourse funding obligations. During the year ended December 31, 2016 (Successor Company), the Company repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the principal balance of the Red Mountain note was $620 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $121.8 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $620 million outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Golden Gate Captive Insurance Company(2)(3)	$2,014,000	$2,014,000	2039	4.75%
Golden Gate II Captive Insurance Company	309,849	255,132	2052	3.11%
Golden Gate V Vermont Captive Insurance Company (2)(3)	620,000	681,285	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,405	2024	6.19%
Total	$2,944,940	$2,952,822

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company (3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

(1)              Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)              Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)              Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

On April 23, 2010, Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary of PLICO, entered into a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the Reimbursement Agreement, UBS issued a letter of credit (the “LOC)”) to a trust for the benefit of WCL. The Reimbursement Agreement has undergone three separate amendments and restatements. The Reimbursement Agreement’s current effective date is June 25, 2014. The LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2017 (Successor Company), the LOC balance was $885 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $70.0 million and will be paid in two installments with the last payment occurring in 2021. These contributions may be subject to potential offset against dividend payments as permitted under the terms of the Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016. As of December 31, 2017 (Successor Company), the LOC balance was $785 million.The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2017 (Successor Company), the fair value of securities pledged under the repurchase program was $1,006.6 million and the repurchase obligation of $885.0 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 142 basis points). During the year ended December 31, 2017 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $988.5 million. The average daily balance was $624.7 million (at an average borrowing rate of 101 basis points) during the year ended December 31, 2017 (Successor Company). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company).

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires initial collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities’ market value is monitored on a daily basis. As of December 31, 2017 (Successor Company), securities with a market value of $125.3 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in “short-term investments” with a corresponding liability recorded in “secured financing liabilities” to account for its obligation to return the collateral. As of December 31, 2017 (Successor Company), the fair value of the collateral related to this program was $132.7 million and the Company has an obligation to return $132.7 million of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2017 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$307,633	$—	$—	$—	$307,633
Mortgage loans	698,974	—	—	—	698,974
Total repurchase agreements and repurchase-to-maturity transactions	$1,006,607	$—	$—	$—	$1,006,607
Securities lending transactions
Corporate securities	118,817	—	—	—	118,817
Equity securities	5,699	—	—	—	5,699
Redeemable preferred stock	755	—	—	—	755
Total securities lending transactions	125,271	—	—	—	125,271
Total securities	$1,131,878	$—	$—	$—	$1,131,878

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2016 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
Mortgage loans	480,269	—	—	—	480,269
Total securities	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Millions)			(Dollars In Millions)
Non-recourse funding obligations, other obligations, and repurchase agreements	$177.7	$170.8	$106.4	$10.0
Total interest expense	$177.7	$170.8	$106.4	$10.0

15.                               COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 16 cities (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.7 million, $11.4 million, $10.2 million, and $0.9 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.7 million for the year ended December 31, 2017 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2018	$4,562
2019	4,320
2020	4,044
2021	3,778
2022	3,520
Thereafter	8,945

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2018	$77,219

The following is a summary of the Company’s estimated synthetic lease covenant calculations as of December 31, 2017 (Successor Company):

	Requirement	Actual Results
Consolidated net worth margin	greater than or equal to $0	greater than $4 billion
Debt to total capital ratio	less than 40%	less than 19%
Total adjusted capital ratio	greater than or equal to $0	greater than $3 billion
Interest cash inflow available compared to adjusted consolidated interest expense	greater than 2.0 to 1	greater than 9.0 to 1

As of December 31, 2017 and 2016 (Successor Company), the Company had outstanding mortgage loan commitments of $572.3 million at an average rate of 4.14% and $855.3 million at an average rate of 4.17%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, escheating the benefits and interest to the state if the beneficiary could not be found, and paying penalties to the state, if required. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company does not believe such fees, if assessed, would have a material effect on its financial statements.

16.                               SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2017, 2016, and 2015, PL&A paid no dividends to PLC on its preferred stock.

17.                               EMPLOYEE BENEFIT PLANS

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Qualified Pension Plan and Nonqualified Excess Pension Plan

PLC sponsors the Qualified Pension Plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its Qualified Pension Plan. These changes have been reflected in the computations within this note.

•             Employees hired after December 31, 2007 and any former employee hired after that date, will receive a cash balance benefit.

•             Employees active on December 31, 2007, with age plus years of vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•             Employees active on December 31, 2007, with age plus years of vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•             All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, the Company amended its Qualified Pension Plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for the Company and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

The Company also sponsors the Nonqualified Excess Pension Plan, which is an unfunded nonqualified plan that provides defined pension benefits in excess of limits imposed on the Qualified Pension Plan by federal tax law.

In 2016, the Board of Directors of Protective Life Corporation approved the conversion of the accrued benefit payable under the Nonqualified Excess Pension Plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer at the time, into a lump sum amount. The lump sum amount is allocated to a book entry that will be treated as though it were a pay deferral account under the Company’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits as though he were accruing benefits under the Nonqualified Excess Pension Plan with respect to this continued service as an employee of the Company after March 31, 2016. The conversion event required the Company to re-measure the Nonqualified Excess Pension Plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for the Company’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2017 and 2016 (Successor Company):

	Successor Company
	December 31, 2017		December 31, 2016
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension PLan
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$278,084	$50,149	$247,595	$45,594
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$265,848	$47,802	$268,221	$56,985
Service cost	12,011	1,350	12,791	1,413
Interest cost	9,846	1,480	9,751	1,353
Amendments	—	—	—	—
Actuarial loss/(gain)	26,539	7,861	5,988	4,124
Benefits paid	(13,821)	(3,903)	(30,903)	(16,073)
Projected benefit obligation at end of year	300,423	54,590	265,848	47,802
Change in plan assets:
Fair value of plan assets at beginning of year	201,843	—	196,042	—
Actual return on plan assets	29,404	—	15,815	—
Employer contributions(1)	43,500	3,903	20,889	16,073
Benefits paid(2)	(13,821)	(3,903)	(30,903)	(16,073)
Fair value of plan assets at end of year	260,926	—	201,843	—
After reflecting FASB guidance:
Funded status	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in the balance sheet:
Other liabilities	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	2,850	13,521	(7,855)	6,294
Prior service cost/(credit)	—	—	—	—
Total amounts recognized in AOCI	$2,850	$13,521	$(7,855)	$6,294

(1)              Employer contributions disclosed are based on the Company’s fiscal filing year

(2)              Includes amount related to Mr. Johns’ conversion of his benefit under the Nonqualified Excess Pension Plan to a Retirement Pay Deferral Account as discussed above in Nonqualified Excess Pension Plan.

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Qualified Pension Plan		Nonqualified Excess Pension Plan
	2017	2016	2017	2016
Discount rate	3.55%	4.04%	3.26%	3.60%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), and for the period of February 1, 2015 to December 31, 2015 (Successor Company), are as follows:

	Successor Company
	For The Year Ended December 31,
	2017	2016	2015	2017	2016	2015
	Qualified Pension Plan			Nonqualified Excess Pension Plan
Discount rate	4.04%	4.29%	3.95%	3.60%	3.63%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above
Expected long-term return on plan assets	7.00%	7.25%	7.50%	N/A	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained a 25 year annualized return for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) are as follows:

	Successor Company						Predecessor Company
	For The Year Ended December 31, 2017		For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)						(Dollars In Thousands)
Service cost — benefits earned during the period	$12,011	$1,350	$12,791	$1,413	$11,220	$1,229	$974	$95
Interest cost on projected benefit obligation	9,846	1,480	9,751	1,353	9,072	1,499	1,002	140
Expected return on plan assets	(13,570)	—	(13,780)	—	(13,214)	—	(1,293)	—
Amortization of prior service cost/(credit)	—	—	—	—	—	—	(33)	1
Amortization of actuarial loss/(gain) (1)	—	634	—	178	—	—	668	138
Preliminary net periodic benefit cost	8,287	3,464	8,762	2,944	7,078	2,728	1,318	374
Settlement/curtailment expense (2)	—	—	(964)	2,135	—	—	—	—
Total net periodic benefit cost	$8,287	$3,464	$7,798	$5,079	$7,078	$2,728	$1,318	$374

(1)     2017 average remaining service period used is 9.24 years and 8.23 years for the Qualified Pension Plan and Nonqualified Excess Pension Plan, respectively.

(2)     The Nonqualified Excess Pension Plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the Qualified Pension Plan, the Company does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2018 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, the Company expects to amortize approximately $1.0 million of net actuarial loss from other comprehensive income into net periodic benefit cost during 2018.

Estimated future benefit payments under the Qualified Pension Plan and Nonqualified Excess Pension Plan are as follows:

Years	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)
2018	$19,479	$3,542
2019	20,719	7,242
2020	21,062	6,087
2021	21,351	5,709
2022	23,537	6,267
2023 - 2027	116,400	23,324

Qualified Pension Plan Assets

Allocation of plan assets of the Qualified Pension Plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2018	2017(1)	2016
Cash and cash equivalents	2%	15%	2%
Equity securities	60	55	61
Fixed income	38	30	37
Total	100%	100%	100%

(1) During 2017, the Company made a $43.5 million contribution to the defined benefit pension plan and allocated the contribution to cash and cash equivalents pending further analysis of its investment strategy. The plan’s investment policy was amended to allow for an actual asset allocation outside of the current target allocation until the investment strategy analysis is complete. The Company anticipates completing this analysis during the first quarter of 2018.

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to the amendment for the $43.5 million contribution made in 2017, the defined benefit pension plan had a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies. PLC is currently performing an asset and liability study of its defined benefit pension plan and the associated investment portfolio to ensure that the current investment policy is appropriate for the plan. We anticipate this analysis being complete in the first quarter of 2018.

The Qualified Pension Plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The Plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with PLICO.

Plan assets of the Qualified Pension Plan by category as of December 31, 2017 and 2016 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2017	2016
	(Dollars In Thousands)
Cash and cash equivalents	$39,897	$4,175
Equity securities:
Collective Russell 3000 equity index fund	74,511	67,627
Fidelity Spartan 500 index fund	71,632	58,815
Fixed income	74,886	71,226
Total investments	260,926	201,843
Employer contribution receivable	—	—
Total	$260,926	$201,843

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Qualified Pension Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities (the plan has not purchased annuities on behalf of participants under this contract during the periods presented). Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$39,897	$—	$—	$39,897
Collective investment funds:
Equity index funds	71,632	74,511	—	146,143
Group deposit administration annuity contract	—	—	74,886	74,886
Total investments	$111,529	$74,511	$74,886	$260,926

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), there were no transfers between levels.

The following table summarizes the Qualified Pension Plan investments measured at fair value based on NAV per share as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Collective short-term investment fund	$39,897	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,511	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	71,632	Not Applicable	Daily	1 day
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day

(1)         Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company
	December 31, 2017	December 31, 2016
	(Dollars In Thousands)
Balance, beginning of year	$71,226	$67,707
Interest income	3,660	3,519
Transfers from collective short-term investments fund	—	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$74,886	$71,226

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2017 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$74,886	Contract Value	Contract Rate	5.10% - 5.19%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Qualified Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the Qualified Pension Plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well a plan is funded and is obtained by dividing a plan’s assets by its funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine a plan’s AFTAP may be different from the assumptions and methods used to measure a plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required Qualified Pension Plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2017, PLC contributed $43.5 million to the Qualified Pension Plan for the 2016 plan year. PLC has not yet determined what amount it will fund during 2018, but may contribute an amount that would eliminate the PGBC variable-rate premiums payable in 2018. PLC currently estimates that amount will be between $10 million and $20 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2017 and 2016 (Successor Company), the accumulated postretirement benefit obligation and projected benefit obligation were immaterial.

For a closed group of retirees over age 65, the Company provides a prescription drug benefit. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), PLC’s liability related to this benefit was immaterial.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The benefit obligation associated with these benefits is as follows:

	Successor Company
Postretirement Life Insurance Plan	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,634	$9,063
Service cost	122	102
Interest cost	354	338
Actuarial (gain)/loss	1,347	604
Benefits paid	(479)	(473)
Benefit obligation, end of year	$10,978	$9,634

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine the benefit obligation and the net periodic benefit cost as of December 31, 2017 (Successor Company) is 3.74% and 4.35%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2017 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2017	2016
	(Dollars In Thousands)
Money market fund	$5,104	$5,362

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,104	$—	$—	$5,104

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

For the year ended December 31, 2017 and 2016 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a tax qualified 401(k) Plan (“401(k) Plan”) which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual contribution amount as set periodically by the Internal Revenue Service ($18,000 for 2017). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2017). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately. For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company recorded an expense of$8.2 million and $7.5 million associated with 401 (k) Plan matching contributions, respectively.

PLC also has a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The expense recorded by PLC for this employee benefit was $1.1 million, $0.6 million, and $0.5 million, respectively, in 2017, 2016, and 2015.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2017 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

18.                               ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2017, 2016 and 2015 (Successor Company) and January 31, 2015 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2016	$(655,767)	$727	$(655,040)
Other comprehensive income (loss) before reclassifications	699,097	(563)	698,534
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	7,153	—	7,153
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(944)	451	(493)
Net current-period other comprehensive income (loss)	705,306	(112)	705,194
Cumulative effect adjustments	(26,470)	132	(26,338)
Ending Balance, December 31, 2017	$23,069	$747	$23,816

(1)         See Reclassification table below for details.

(2)         As of December 31, 2016 (Successor Company) and December 31, 2017 (Successor Company), net unrealized losses reported in AOCI were offset by $424.1 million and $(6.3) million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014 (Predecessor Company), net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year Ended December 31, 2017	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(694)	Benefits and settlement expenses, net of reinsurance ceded
	(694)	Total before tax
	243	Tax (expense) or benefit
	$(451)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$10,453	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(9,112)	Net impairment losses recognized in earnings
	1,341	Total before tax
	(397)	Tax (expense) or benefit
	$944	Net of tax

(1)   See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year ended December 31, 2016	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company February 1, 2015 to December 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Predecessor Company January 1, 2015 to January 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

19.                                    INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.3	0.6	1.4	0.5
Investment income not subject to tax	(4.7)	(3.1)	(6.8)	(2.8)
Uncertain tax positions	0.3	0.3	—	0.5
Federal Tax law changes	(184.8)	—	—	—
Other	(0.9)	(0.3)	(0.3)	0.7
	(154.8)%	32.5%	29.3%	33.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Current income tax expense:
Federal	$39,042	$(41,244)	$50,722	$(48,469)
State	(2,477)	2,581	(4,000)	1,085
Total current	$36,565	$(38,663)	$46,722	$(47,384)
Deferred income tax expense:
Federal	$(757,748)	$204,810	$18,880	$90,774
State	2,774	3,926	8,889	935
Total deferred	$(754,974)	$208,736	$27,769	$91,709

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$240,419	$510,886
Deferred compensation	64,677	101,626
Deferred policy acquisition costs	23,113	155,009
Premium on non-recourse funding obligations	1,666	4,482
Net unrealized loss on investments	—	353,149
Valuation allowance	(3,682)	(5,039)
	326,193	1,120,113
Deferred income tax liabilities:
Premium receivables and policy liabilities	538,465	819,476
VOBA and other intangibles	433,371	720,878
Invested assets (other than unrealized gains (losses))	701,070	1,340,688
Net unrealized gains on investments	6,175	—
Other	19,101	30,032
	1,698,182	2,911,074
Net deferred income tax liability	$(1,371,989)	$(1,790,961)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2017 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

On December 22, 2017, the President of the United States signed into law the Tax Reform Act. The legislation significantly changes U.S. tax law by, among other things, lowering the corporate income tax rate. The Tax Reform Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% and changes to tax law related to the deductibility of certain deferred tax assets under the Tax Reform Act, we revalued our ending net deferred tax liabilities at December 31, 2017, and recognized a provisional $857.5 million tax benefit in our consolidated statement of income for the year ended December 31, 2017.

Also on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company has recognized the provisional tax impacts based on reasonable estimates made by the Company as to the effects of tax reform on deferred assets as discussed below and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional regulatory guidance that may be issued, additional analysis, and resulting changes in interpretations and assumptions the Company has made. Any adjustments to these provisional amounts will be reported as a component of income tax expense (benefit) in the reporting period in which any such adjustments are determined. The Company will not extend the measurement period beyond December 22, 2018.

As a result of the Tax Reform Act, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain written binding arrangements that were in place as of November 2, 2017 and that have not been materially modified after such date. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), including the uncertain application of transition relief to companies that had not been subject to Section 162(m) prior to the effectiveness of the Tax Reform Act, it is unclear whether or to what extent the deferred tax assets related to amounts paid or payable by the Company to covered employees after January 1, 2018 pursuant to written binding arrangements that were in place on November 2, 2017 will be subject to the $1 million dollar deduction limit of Section 162(m).

In management’s judgment, the gross deferred income tax asset as of December 31, 2017 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $5.0 million and $7.8 million as of December 31, 2017 and 2016 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $2.8 million, before federal income taxes, decreased state income tax expense in 2017 by the same amount.

At December 31, 2017 (Successor Company), the Company has life net operating loss carryforwards for federal income tax purposes of $578.3 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Alternative minimum tax credits of $8.6 million are available to offset regulat tax beginning 2018, as a result of the Tax Reform Act, with any remaining credits being fully refundable beginning in 2021. Foreign tax credits of $7.2 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $12.2 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2018 and 2036.

As of December 31, 2017 and 2016 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain at December 31, 2017 (Successor Company). If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company			Predecessor Company
	As of December 31, 2017	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Balance, beginning of period	$9,856	$8,937	$105,850	$168,076
Additions for tax positions of the current year	1,857	2,122	2,213	(5,010)
Additions for tax positions of prior years	70	1,318	1,812	1,149
Reductions of tax positions of prior years:
Changes in judgment	(430)	(975)	(644)	(58,365)
Settlements during the period	—	(1,546)	(100,294)	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$11,353	$9,856	$8,937	$105,850

Included in the end of period balance above, as of December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), are approximately $0.7 million, $0.7 million, $1.4 million, and $94.9 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority.

The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $10.7 million, $9.2 million, $7.5 million, and $11.0 million for the year ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2017, 2016, or 2015, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2017, 2016, or 2015.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments. In April 2017, a routine review by Congress’ Joint Committee on Taxation was finalized without change and the Company received an approximate $6.2 million net refund in the fourth quarter of 2017.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 did not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the above chart. The Company believes that in the next 12 months, $0.7 million of the unrecognized tax benefits will be reduced due to recent changes in tax law. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Due to the aforementioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred. The IRS accepted the Company’s request for the non-automatic tax accounting method. This change did not materially impact the Company or its effective tax rate.

20.                                    SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$178,787	$142,463	$98,232	$21,567
Income taxes	20,507	127,615	(75,869)	(1)

21.                                    RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $6.2 million, $5.8 million, $4.6 million, and $0.4 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $240.9 million, $258.0 million, $214.8 million, and $19.0 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2017 and 2016 of $68.3 million and $14.9 million, respectively. There was a $26.1 million intercompany receivable with affiliates balance as of December 31, 2017 (Successor Company). The Company did not have an intercompany receivable balance as of December 31, 2016 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $6.8 million, $7.2 million, $45.3 million, and $2.6 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015

(Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $6.5 million, $8.6 million, $10.0 million, and $0.8 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2017 (Successor Company), PLC paid a management fee to Dai-ichi Life of $10.9 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2017, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. No additional capital was provided to Shades Creek by PLC during the year ended December 31, 2017 (Successor Company). As of December 31, 2017 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

22.                                    STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $731.2 million, $(391.6) million, and $440.0 million for the year ended December 31, 2017, 2016, and 2015, respectively. Statutory capital and surplus for the Company was $4.3 billion and $4.2 billion as of December 31, 2017 and 2016, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2018 is approximately $175.1 million. Additionally, as of December 31, 2017, approximately $1.8 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2017, the Company’s total adjusted capital and company action level RBC were approximately $4.7 billion and $759.3 million, respectively, providing an RBC ratio of approximately 614%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2017, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $42.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Non-admission of goodwill	$(219)	$(257)
Total (net)	$(219)	$(257)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,670	$1,720
Accounting for certain notes as admitted assets	$2,634	$2,681
Reserving based on state specific actuarial practices	$122	$120
Reserving difference related to a captive insurance company	$(37)	$(109)

23.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•                                               The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and other specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and

•                                          the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income. Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. For periods ending on and prior to December 31, 2017, a rate of 35% was used. Beginning in 2018, a statutory federal income tax rate of 21% will be used to allocate income tax expense or benefits to items excluded from pre-tax adjusted operating income (loss). Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company’s effective income tax rate.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During 2016, the Company modified its labeling of its non-GAAP measures presented herein as “Adjusted operating income (loss)” or “Pre-tax adjusted operating income (loss)”. In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income, “Operating income before tax”, or “Segment operating income”. In addition, the Company referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP.

There were no significant intersegment transactions during the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Life Marketing	$1,556,207	$1,517,542	$1,316,832	$133,361
Acquisitions	1,569,083	1,676,017	1,333,430	139,761
Annuities	486,847	547,512	396,651	130,918
Stable Value Products	190,006	114,580	79,670	8,181
Asset Protection	370,449	306,237	294,657	24,566
Corporate and Other	140,075	131,821	65,802	22,859
Total revenues	$4,312,667	$4,293,709	$3,487,042	$459,646
Pre-tax Adjusted Operating Income (Loss)
Life Marketing	$55,152	$41,457	$54,864	$(2,271)
Acquisitions	249,749	260,511	194,654	20,134
Annuities	171,269	174,362	146,828	11,363
Stable Value Products	105,261	61,294	56,581	4,529
Asset Protection	17,638	11,309	17,632	1,907
Corporate and Other	(189,645)	(161,820)	(118,832)	(16,662)
Pre-tax adjusted operating income	409,424	387,113	351,727	19,000
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

Pre-tax adjusted operating income	$409,424	$387,113	$351,727	$19,000
Adjusted operating income tax benefit (expense)	737,513	(122,624)	(108,629)	(4,479)
After-tax adjusted operating income	1,146,937	264,489	243,098	14,521
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income tax (expense) benefit on adjustments	(19,104)	(47,449)	34,138	(39,846)
Net income	$1,182,417	$352,608	$179,697	$88,522

Realized investment (losses) gains:
Derivative financial instruments	$(137,041)	$49,790	$58,436	$22,031
All other investments	121,087	90,630	(166,935)	81,153
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Less: related amortization(1)	(39,480)	24,360	(8,726)	(8,742)
Less: VA GLWB economic cost	(40,170)	(37,256)	(29,227)	(2,402)
Realized (losses) gains on investments and derivatives	$54,584	$135,568	$(97,539)	$113,847

(1)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by realized gains (losses).

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net investment income
Life Marketing	$550,714	$523,989	$446,518	$47,622
Acquisitions	752,520	764,571	639,422	71,088
Annuities	316,582	318,511	296,839	37,189
Stable Value Products	186,576	107,010	78,459	6,888
Asset Protection	22,298	17,591	14,042	1,540
Corporate and Other	94,366	91,791	57,516	278
Total net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Amortization of DAC and VOBA
Life Marketing	$120,753	$130,708	$107,811	$4,813
Acquisitions	(6,939)	8,178	2,035	5,033
Annuities	(54,471)	(11,031)	(41,071)	(6,999)
Stable Value Products	2,354	1,176	43	25
Asset Protection	17,746	21,267	26,219	1,858
Corporate and Other	—	—	27	87
Total amortization of DAC and VOBA	$79,443	$150,298	$95,064	$4,817

Successor Company

	Operating Segment Assets As of December 31, 2017
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,917,752	$19,588,133	$20,774,566	$4,569,639
DAC and VOBA	1,320,776	74,862	772,634	6,864
Other intangibles	281,705	34,548	170,117	8,056
Goodwill	200,274	14,524	336,677	113,813
Total assets	$16,720,507	$19,712,067	$22,053,994	$4,698,372

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$708,605	$14,893,253	$75,451,948
DAC and VOBA	30,265	—	2,205,401
Other intangibles	133,234	35,256	662,916
Goodwill	128,182	—	793,470
Total assets	$1,000,286	$14,928,509	$79,113,735

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
DAC and VOBA	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
DAC and VOBA	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

24.                                    CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$855,579	$862,906	$849,743	$888,134
Reinsurance ceded	(319,055)	(344,208)	(326,572)	(377,261)
Net of reinsurance ceded	536,524	518,698	523,171	510,873
Net investment income	474,709	475,722	477,011	495,614
Realized investment gains (losses)	(38,059)	(10,259)	23,452	8,912
Net impairment losses recognized in earnings	(5,201)	(2,785)	(273)	(853)
Other income	79,383	82,087	82,031	81,910
Total revenues	1,047,356	1,063,463	1,105,392	1,096,456
Total benefits and expenses	960,712	930,177	939,410	1,018,360
Income before income tax	86,644	133,286	165,982	78,096
Income tax expense (benefit)	28,305	43,654	49,016	(839,384)
Net income	$58,339	$89,632	$116,966	$917,480

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	113,617	132,331	24,684	(130,212)
Net impairment losses recognized in earnings	(2,617)	(967)	(3,308)	(10,856)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

25.                                    SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2017 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. (“Liberty Mutual”), The Lincoln National Life Insurance Company (“Lincoln Life”), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual’s Group Benefits Business and Individual Life and Annuity Business (the “Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”) (the “Transaction”). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary documents at the closing of the Transaction. On the terms and subject to the conditions of the reinsurance agreements, Liberty will cede to the Company and PLAIC, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.0 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.17 billion. The transaction is expected to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2017
Life Marketing	$1,320,776	$15,438,739	$107	$424,204	$1,011,911	$550,714	$1,319,138	$120,753	$60,877	$111
Acquisitions	74,862	14,323,713	2,423	4,377,020	785,188	752,520	1,204,083	(6,939)	110,607	15,964
Annuities	772,633	1,080,629	—	7,308,354	73,617	316,582	216,324	(54,471)	146,407	—
Stable Value Products	6,864	—	—	4,698,371	—	186,576	74,578	2,354	4,407	—
Asset Protection	30,266	55,030	747,945	—	205,814	22,298	124,487	17,746	210,579	199,741
Corporate and Other	—	58,681	655	78,810	12,736	94,366	16,396	—	281,334	12,749
Total	$2,205,401	$30,956,792	$751,130	$16,886,759	$2,089,266	$1,923,056	$2,955,006	$79,443	$814,211	$228,565
For The year ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173

Predecessor Company
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

(1)             Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)             Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
				(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)         Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)         Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2017:
Life insurance in-force	$751,512,468	$(328,377,398)	$110,205,190	$533,340,260		21.0%
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)	23.4%
Accident/health insurance	51,991	(33,052)	14,946	33,885		44.1
Property and liability insurance	288,809	(103,786)	9,657	194,680		5.0
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015:
Life insurance in-force:	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended January 1, 2015:
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950

(1)         Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million and for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

(2)         January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2017
Allowance for losses on commercial mortgage loans	$724	$(7,439)	$—	$6,715	$—
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company ("PLICO") authorizing establishment of the Protective Life Variable Annuity Separate Account(1)

2.  Not applicable

3.  (a)  Distribution Agreement between IDI and PLICO(11)

(b)  Second Amended Distribution Agreement between IDI and PLICO(14)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(12)

(b)  Contract Schedule for Individual Contracts(12)

(c)  Guaranteed Account Endorsement(12)

(d)  (i)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(12)

  (ii)  Revised Nursing Home Endorsement(13)

(e)  Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement(12)

(f)  (i)  SecurePay 5 Rider(16)

  (ii)  SecurePay 5 Rider(17)

(g)  (i)  SecurePay 5 Spousal Continuation Rider(16)

  (ii)  SecurePay 5 Spousal Continuation Rider(17)

(h)  (i)  Protective Income Manager Rider(16)

  (ii)  Protective Income Manager Rider(17)

(i)  Qualified Retirement Plan Endorsement(12)

(j)  Roth IRA Endorsement(12)

(k)  Traditional IRA Endorsement(12)

(l)  Maximum Anniversary Value Death Benefit Rider(12)

(m)  Return of Purchase Payments Death Benefit Rider(12)

(n)  Medical Evaluation for Enhanced GMWB Withdrawal Percentages(12)

(o)  Annuitization Bonus Endorsement(12)

(p)  Maximum Quarterly Value Death Benefit Rider(17)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(15)

6.  (a)  2011 Amended and Restated Charter of Protective Life Insurance Company(11)

(b)  2011 Amended and Restated Bylaws of Protective Life Insurance Company(11)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (Lord Abbett Series Fund)(4)

(c)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(3)

(d)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(5)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(10)

(e)  Participation Agreement (Fidelity Variable Insurance Products)(6)

(f)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(7)

(g)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(7)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(10)

(h)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(8)

(i)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(8)

(j)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(8)

(k)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(8)

(l)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(8)

(m)  Participation Agreement (Legg Mason)(9)

(n)  Participation Agreement (PIMCO)(9)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO)(10)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO)(10)

(o)  Participation Agreement (Royce Capital)(9)

(p)  Rule 22c-2 Information Sharing Agreement (Royce)(9)

(q)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(10)

(r)  Form of Participation Agreement (American Funds)(16)

(s)  Participation Agreement (Clayton Street Funds)(18)

9.  Opinion and Consent of Max Berueffy, Esq.(16)

10.  (a)  Consent of Eversheds Sutherland (US) LLP(19)

(b)  Consent of PricewaterhouseCoopers LLP(19)

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Powers of attorney(19)

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

(2)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(5)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(6)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-70984), filed with the Commission on April 27, 2007.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(12)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(13)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 19, 2013.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

(15)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 6, 2015.

(16)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on June 19, 2015.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2016.

(19)  Filed herewith.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Digital and Innovation Officer
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director Executive Committee Chief Executive Officer Chairman of the Board President
Black, Lance P.	Treasurer Senior Vice President
Borie, Kevin B.	Senior Vice President Chief Valuation Actuary Appointed Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President Secretary Senior Counsel
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Senior Vice President Chief Information and Operations Officer
Drew, Mark L.	Executive Vice President General Counsel
Evesque, Wendy L.	Senior Vice President Chief Human Resources Officer
Flint, Christopher W.	Senior Vice President, Distribution Companies
Gabel, Bradley	Chief Underwriting Officer Vice President
Harrison, Wade V.	Senior Vice President Chief Product Actuary
Herring, Derry W	Senior Vice President Chief Auditor
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President Chief Technology Officer

Name and Principal Business Address*	Position and Offices with Depositor
Loper, David M	Senior Vice President Senior Counsel
Moloney, Michelle	Senior Vice President Chief Risk Officer
Passafiume, Philip E.	Senior Vice President Director of Fixed Income
Riebel, Matthew A.	Senior Vice President Chief Sales Officer
Sawyer, John Robert	Senior Vice President, Life and Annuity Executive
Searcy, Timothy B.	Vice President Chief Information Security Officer
Seurkamp, Aaron C.	Senior Vice President, Life and Annuity Executive
Stokes, Barrie Balzli	Senior Vice President, Government Affairs Senior Associate Counsel
Stuenkel, Wayne E.	Senior Vice President Chief Actuary
Temple, Michael G.	Director Executive Committee Vice Chairman, Finance and Risk
Thigpen, Carl S.	Director Executive Vice President Chief Investment Officer
Wagner, James	Senior Vice President, Annuity Sales
Walker, Steven G.	Executive Vice President Chief Financial Officer
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor or the Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of the Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2017 (File No. 1-11339) filed with the Commission on March 2, 2018 and is incorporated herein by reference.

Item 27. Number of Contractowners.

As of March 31, 2018, there were 799 contract owners of Protective Variable Annuity II B Series individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Vice President, Operations
Caldwell, Edwin V. II	President and Director	Vice President, Acquisition Services
Callaway, Steve M.	Chief Compliance Officer, Secretary and Director	Chief Compliance Officer, Senior Vice President, Secretary and Senior Counsel
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Assistant Financial Officer and Director	Assistant Vice President — Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, Annuity Operations
Tennent, Rayburn	Chief Financial Officer	Financial Analyst III

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of

Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 24, 2018.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* Richard J. Bielen	Chairman of the Board, President Chief Executive Officer, and Director (Principal Executive Officer)	April 24, 2018
* Steven G. Walker	Executive Vice President, and Chief Financial Officer (Principal Financial Officer)	April 24, 2018
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer, and Director	April 24, 2018
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 24, 2018

Exhibit Index

10.  (a)  Consent of Eversheds Sutherland (US) LLP

(b)  Consent of PricewaterhouseCoopers LLP

13.  Powers of attorney